                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                           Advantus Series Fund, Inc.
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                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                           ADVANTUS SERIES FUND, INC.
                            400 ROBERT STREET NORTH
                           ST. PAUL, MINNESOTA 55101

                         ------------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 17, 2000

                         ------------------------------

     Advantus Series Fund, Inc. (the "Fund") will hold a Special Meeting of Shareholders at the offices of Advantus Capital Management, Inc., 400 Robert Street North, St. Paul, Minnesota 55101, on April 17, 2000, at 10:00 a.m. for the following purposes:

     1. To set the number of directors at five and to elect a Board of Directors.

     2. To approve the elimination or modification of certain investment policies applicable to various Portfolios of the Fund.

     3. To approve an amended Investment Advisory Agreement between the Fund and Advantus Capital Management, Inc., changing the schedule of advisory fees payable by certain Portfolios, deleting a provision requiring Advantus Capital to pay distribution-related expenses of the Fund, and modifying the agreement's amendment provision.

     4. To approve a Plan of Distribution under Rule 12b-1, pursuant to which certain Portfolios would pay a distribution fee of 0.25% of average daily net assets per annum.

     5. To approve amended and restated articles of incorporation of the Fund.

     6. To ratify the selection by the Board of Directors of KPMG LLP as independent public accountants for the Fund for its current fiscal year.

     7. To transact any other business properly brought before the meeting.

     The Fund's Board of Directors unanimously recommends approval of each item listed on this Notice of Special Meeting of Shareholders.

     Only shareholders of record as of the close of business on February 28, 2000 may vote at the meeting or any adjournment(s) of the meeting.

     YOU CAN VOTE EASILY AND QUICKLY BY MAIL. JUST FOLLOW THE INSTRUCTIONS THAT APPEAR ON YOUR ENCLOSED VOTING INSTRUCTION CARD. PLEASE HELP THE FUND AVOID THE COST OF A FOLLOW-UP MAILING BY VOTING TODAY.

                                          Michael J. Radmer
                                          Secretary

Dated: March 17, 2000

                           ADVANTUS SERIES FUND, INC.
                            400 ROBERT STREET NORTH
                           ST. PAUL, MINNESOTA 55101

                         ------------------------------

                                PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS
                                 APRIL 17, 2000

                         ------------------------------

GENERAL

     The Board of Directors of Advantus Series Fund, Inc. (the "Fund") is soliciting the enclosed voting instruction in connection with a special meeting of shareholders to be held April 17, 2000, and any adjournment of the meeting.

     The Fund offers its shares in several portfolios (each, a "Portfolio"). Advantus Capital Management, Inc. ("Advantus Capital") acts as investment adviser to each Portfolio. Minnesota Life Insurance Company ("Minnesota Life") provides administrative services to the Fund. Both Advantus Capital and Minnesota Life are located at 400 Robert Street North, St. Paul, Minnesota 55101. The Portfolios are not presently offered through an underwriter.

SHARE OWNERSHIP AND VOTING

     The Fund currently does not offer or sell shares of the Portfolios directly to the public. Portfolio shares are sold to Minnesota Life through its separate accounts to fund the benefits under variable life insurance policies and variable annuity contracts (collectively, the "Contracts") issued by Minnesota Life. The separate accounts invest in shares of the Portfolios in accordance with instructions received from the owners of the Contracts. Portfolio shares also may be sold to certain life insurance affiliates of Minnesota Life.

     Minnesota Life owns the Portfolio shares held in its separate accounts and votes these shares at regular and special shareholders meetings of the Fund. To the extent required by law, Minnesota Life will vote Portfolio shares attributable to Contracts in accordance with instructions provided by Contract owners or annuitants with voting interests in each sub-account which holds shares of such Portfolio. If such instructions are not received, Minnesota Life will vote Portfolio shares held in such sub-accounts (as well as Portfolio shares not attributable to Contracts) in the same proportion as shares of the Portfolios held by the sub-accounts for which instructions are received.

     The number of shares for which a Contract owner or annuitant may provide voting instructions is calculated separately for each Portfolio, as follows:

     - VARIABLE ANNUITY CONTRACTS DURING THE ACCUMULATION PERIOD: The contract owner holds the voting interest in each variable annuity contract during the accumulation period. The number of votes is determined by dividing that portion of the accumulation value of the contract attributable to the sub-account holding shares of the applicable Portfolio by the net asset value per share of the underlying Portfolio shares held by that sub-account.

     - VARIABLE ANNUITY CONTRACTS DURING THE ANNUITY PERIOD: The variable annuitant holds the voting interest in each variable annuity contract during the annuity period. The number of votes is determined by dividing that portion of the reserve for the contract allocated to the sub-account holding shares of the applicable Portfolio by the net asset value per share of the underlying Portfolio shares held by that sub-account. After a variable annuity begins, the votes attributable to any particular contract will decrease as the reserves decrease.

     - VARIABLE LIFE INSURANCE POLICIES: The owner of a variable life insurance policy holds the voting interest in that policy. The number of votes is determined by dividing that portion of the policy's actual cash value in a sub-account holding shares of the applicable Portfolio by the net asset value per share of the underlying Portfolio shares held by that sub-account.

     This proxy statement and a form of voting instruction are being provided to those Contract owners and annuitants who are entitled to provide voting instructions as set forth above. Because of the method of recordkeeping used by Minnesota Life, Contract owners who own multiple Contracts or who own a Contract in multiple forms of ownership (such as individually and as a trustee) will receive multiple copies of this proxy statement and multiple voting instruction forms. In determining any voting interest, fractional shares will be recognized.

     The Fund will pay all costs of solicitation, including the cost of preparing and mailing the notice of special shareholders meeting and this proxy statement. Representatives of Advantus Capital, without cost to the Fund, may solicit proxies by means of mail, telephone, or personal calls. Advantus Capital may also arrange for an outside firm, Shareholder Communications Corporation, to solicit voting instructions by telephone on the Fund's behalf. This procedure is expected to cost $20,000 plus all reasonable fees for conducting the solicitation, which will be allocated among the Portfolios on the basis of their net assets.

     In order for the shareholders meeting to go forward, there must be a quorum. This means that at least 10% of that Fund's shares must be represented at the meeting. Because Minnesota Life owns all of the outstanding shares of the Portfolios through its separate accounts, it anticipates that a quorum will be present for the meeting. However, if sufficient voting instructions to approve any of the proposals are not received, Minnesota Life may propose one or more adjournments of the meeting to permit further solicitation of voting instructions. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposal; the percentage of voting instructions actually provided; the percentage of negative voting instructions actually provided; the nature of any further solicitation; and the information to be provided to Contract owners with respect to the reasons for the solicitation.

     You may revoke your voting instructions at any time up until voting results are announced at the shareholders meeting. You can do this by writing to the Fund's Secretary, or by providing voting instructions in person at the meeting and notifying the election judge that you are revoking your prior instructions. If you return an executed voting instruction card without instructions, your shares will be voted "for" each proposal.

     Only Contract owners and annuitants of record on the record date for the special meeting (February 28, 2000) may provide voting instructions at the meeting or any adjournment of the meeting. On that date the Portfolios had the following numbers of shares of common stock issued and outstanding.

                                                                SHARES OUTSTANDING
                         PORTFOLIO                                AT RECORD DATE
                         ---------                              ------------------
Growth......................................................       178,693,351
Bond........................................................       149,035,025
Money Market................................................       138,299,234
Asset Allocation............................................       311,752,874
Mortgage Securities.........................................       115,951,852
Index 500...................................................       145,961,664
Capital Appreciation........................................       122,281,446
International Stock.........................................       188,321,644
Small Company Growth........................................       112,068,123
Maturing Government Bond 2002...............................         7,880,755
Maturing Government Bond 2006...............................         5,456,395
Maturing Government Bond 2010...............................         3,855,587
Value Stock.................................................       108,756,709
Small Company Value.........................................        14,851,299
Global Bond.................................................        34,387,155
Index 400 Mid-Cap...........................................        21,519,970
Macro-Cap Value.............................................        21,060,639
Micro-Cap Growth............................................        20,318,280
Real Estate Securities......................................         7,847,542

     Minnesota Life, through its separate accounts, owns 100% of the outstanding shares of each Portfolio of the Fund. The Fund is not aware of any Contract owners who beneficially own 5% or more of the outstanding shares of any Portfolio. As of the record date, the directors and officers of the Fund as a group did not beneficially own 1% or more of any Portfolio's shares.

     None of the matters to be presented at the meeting will entitle any shareholder to cumulative voting or appraisal rights. At this point, we know of no other business to be brought before the shareholder meeting. However, if any other matters do come up, the persons named in the voting instruction card will vote upon these matters according to their best judgment.

     THE FUND'S MOST RECENT ANNUAL AND SEMIANNUAL REPORTS ARE AVAILABLE AT NO COST. TO REQUEST A REPORT, PLEASE CONTACT THE FUND AT 400 ROBERT STREET NORTH, ST. PAUL, MINNESOTA 55101 OR CALL 1-800-995-3850.

     Please be sure to read the entire proxy statement before casting your vote. If you need help voting your proxy, you may call 1-800-665-6005 or your registered representative. This proxy statement and voting instruction cards were first mailed to shareholders on or about March 20, 2000.

                              SUMMARY OF PROPOSALS

     The Board of Directors of the Fund is asking for your voting instruction on the following proposals. Each proposal is described in detail below.

                             PROPOSAL                                       PORTFOLIOS AFFECTED
                             --------                                  -----------------------------
1.     To set the number of directors at five and to elect a Board     All Portfolios
       of Directors.
2.     To approve the elimination or modification of the following investment policies:
       A. Modify policies regarding borrowing and the issuance of      All Portfolios
       senior securities
       B. Modify policy regarding concentration in a particular        All Portfolios
          industry
       C. Modify policy regarding investments in real estate           All Portfolios
       D. Modify policy regarding investments in commodities           All Portfolios
       E. Modify policies regarding lending                            All Portfolios
       F. Eliminate policy restricting margin purchases and short      All Portfolios
          sales
       G. Eliminate diversification policies                           All Portfolios except Global
                                                                       Bond Portfolio
3.     To approve an amended Investment Advisory Agreement between     All Portfolios
       the Fund and Advantus Capital, changing the schedule of
       advisory fees payable by certain Portfolios, deleting a
       provision requiring Advantus Capital to pay
       distribution-related expenses of the Fund, and modifying the agreement's amendment provision
4.     To approve a Plan of Distribution under Rule 12b-1, pursuant    All Portfolios except
       to which certain Portfolios would pay a distribution fee of     Maturing Government Bond 2002
       0.25% of average daily net assets per annum                     Portfolio, Maturing
                                                                       Government Bond 2006
                                                                       Portfolio, and Maturing
                                                                       Government Bond 2010
                                                                       Portfolio
5.     To approve amended and restated articles of incorporation of    All Portfolios
       the Fund
6.     To ratify the selection of KPMG LLP as independent public       All Portfolios
       accountants for the Fund
7.     To transact such other business as may properly come before     All Portfolios
       the meeting

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

This proposal applies to all Portfolios.

     At the meeting, you will be asked to elect the nominees listed below to the Fund's Board of Directors, and to thereby set the number of Directors at five. The Bylaws of the Fund provide that the shareholders have the power to set the number of Directors (subject to the authority of the Board of Directors to increase or decrease the number as permitted by law).

     Each person elected will serve until the next meeting of the shareholders or until his or her successor is elected. Information regarding each nominee's principal occupation and business experience during the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years. Each nominee also serves as a Director of Advantus Bond Fund, Inc., Advantus Cornerstone Fund, Inc., Advantus Enterprise Fund, Inc., Advantus Horizon Fund, Inc., Advantus Index 500 Fund, Inc., Advantus International Balanced Fund, Inc., Advantus Money Market Fund, Inc., Advantus Mortgage Securities Fund, Inc., Advantus Real Estate Securities Fund, Inc., Advantus Spectrum Fund, Inc. and Advantus Venture Fund, Inc., each of which is an open-end investment company advised by Advantus Capital. These investment companies and the Fund are referred to herein as the "Advantus Fund Complex."

                                                              PRINCIPAL OCCUPATION/BUSINESS
NAME, TERM OF OFFICE                       AGE               EXPERIENCE DURING PAST 5 YEARS
--------------------                       ---    -----------------------------------------------------
William N. Westhoff*...................    52     President, Treasurer and Director, Advantus Capital;
  Director since July 1998                        Senior Vice President and Treasurer, Minnesota Life
                                                    Insurance Company; Vice President and Director,
                                                    Robert Street Energy, Inc.; President, MCM Funding
                                                    1997-1, Inc.; President, MCM Funding 1998-1, Inc.;
                                                    Senior Vice President, Global Investments, American
                                                    Express Financial Corporation, Minneapolis,
                                                    Minnesota, from August 1994 to October 1997.
Frederick P. Feuerherm*................    53     Vice President, Assistant Secretary and Director,
  Director since July 1993                        Advantus Capital; Vice President, Minnesota Life
                                                    Insurance Company; Vice President and Director,
                                                    MIMLIC Funding, Inc.; Vice President and Assistant
                                                    Secretary, MCM Funding 1997-1, Inc.; Vice President
                                                    and Assistant Secretary, MCM Funding 1998-1, Inc.
Ralph D. Ebbott........................    72     Retired; Vice President and Treasurer of Minnesota
  Director since October 1985                     Mining and Manufacturing Company (industrial and
                                                    consumer products) through June 1989
Charles E. Arner.......................    77     Retired; Vice Chairman of the First National Bank of
  Director since April 1986                       Saint Paul from November 1983 through June 1984;
                                                    Chairman and Chief Executive Officer of The First
                                                    National Bank of Saint Paul from October 1980
                                                    through November 1983.
Ellen S. Berscheid.....................    63     Regents' Professor of Psychology at the University of
  Director since October 1985                       Minnesota

------------------------------
* Denotes directors who are considered to be "interested persons" (as defined under the Investment Company Act of 1940) of the Fund.

     The Fund has an audit committee and a nominations committee. The members of both committees are Ms. Berscheid and Messrs. Arner and Ebbott. There were four meetings of the Board of Directors, two meetings of the audit committee, and no meetings of the nominations committee during the fiscal year ended December 31, 1999. During such fiscal year, each director attended all Board of Directors meetings and all meetings of committees on which he or she served.

     The audit committee's purpose is to oversee the Fund's accounting and financial reporting policies and practices and matters relating to internal control, to oversee the quality and objectivity of the Fund's financial statements and the independent audit of those statements and to be a liaison between the independent auditors of the Fund and the full Board. The nominations committee will act to present names for consideration for election of Board members in the event of a vacancy or expansion of the Board. This committee will consider nominees recommended to it for consideration by shareholders of the Fund. Shareholders can recommend nominees by submitting their names to the secretary of the Fund for forwarding to the committee.

     No compensation is paid by the Fund to any director or officer who is affiliated with Advantus Capital. Each director who is not affiliated with Advantus Capital receives aggregate compensation from the Advantus Fund Complex equal to $8,000 per year and $2,000 per meeting attended (and reimbursement of travel expenses to attend directors' meetings). Each individual Portfolio pays a pro rata portion of such compensation based on the ratio that the Portfolio's net assets bear to the total net assets of the Advantus Fund Complex. The following table sets forth the compensation received by directors not affiliated with Advantus Capital from the Fund during the fiscal year ended December 31, 1999, as well as the total compensation received by each such director from the Advantus Fund Complex during the calendar year ended December 31, 1999. The directors did not accrue any pension or retirement benefits during such time periods and are not entitled to any annual benefits upon retirement.

                                                     CHARLES E. ARNER    ELLEN S. BERSCHEID    RALPH D. EBBOTT
                                                     ----------------    ------------------    ---------------
Compensation Received from Fund..................        $16,303              $16,303              $16,303
Total Compensation Received From Advantus Fund
  Complex........................................        $20,000              $20,000              $20,000

     The executive officers of the Fund, their positions and terms of office, and their business experience during the past five years are as set forth below. No executive officer receives any compensation from the Fund.

                                                 POSITIONS AND             BUSINESS EXPERIENCE DURING
             NAME (AGE)                         TERM OF OFFICE                   PAST FIVE YEARS
             ----------                  -----------------------------    -----------------------------
William N. Westhoff (52).............    President since 1998             See biographical information
                                                                          of director nominees above
Frederick P. Feuerherm (53)..........    Vice President and Treasurer
                                         since 1993                       See biographical information
                                                                          of director nominees above

VOTE REQUIRED

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE ABOVE NOMINEES TO SERVE AS DIRECTORS. The vote of a majority of the shares of the Fund represented at the meeting, provided at least a quorum is represented in person or by proxy, is sufficient for the election of the above nominees. If voting instructions are not received from a Contract owner or annuitant, Minnesota Life will vote Portfolio shares held in its sub-accounts (as well as Portfolio shares not attributable to Contracts) in the same proportion as Portfolio shares of held by the sub-accounts for which instructions are received. All of the nominees listed above have consented to serve as directors if elected. If any of the above nominees are not candidates for election at the meeting, the persons designated in the voting instruction card may vote for such other persons as management may designate. Nothing currently indicates that such a situation will arise.

                                  PROPOSAL TWO
                        THE ELIMINATION OR MODIFICATION
                       OF FUNDAMENTAL INVESTMENT POLICIES

This proposal applies to all Portfolios.

     Each Portfolio has a number of investment policies that are "fundamental," which means that they may be changed only with the approval of shareholders. In some cases, these fundamental policies are more restrictive than the requirements of the Investment Company Act of 1940 (the "1940 Act") which relate to the same topics. In other cases, the fundamental policies are so specific as to prevent the Portfolios from taking advantage of new types of portfolio management tools or new regulatory interpretations. In addition, some of the fundamental policies were adopted in response to state regulations that no longer apply to the Fund. For these reasons, the Board of Directors has, subject to shareholder approval, adopted the proposed revisions to the Portfolios' fundamental policies which are discussed in this section.

A. MODIFY POLICIES REGARDING BORROWING AND THE ISSUANCE OF SENIOR SECURITIES

This proposal applies to all Portfolios.

     The 1940 Act requires that each Portfolio have a fundamental policy governing its ability to borrow money and issue senior securities. The Portfolios' current fundamental policies governing borrowing and the issuance of senior securities provide that no Portfolio will:

      3. Borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities. Borrowing in the aggregate by any particular Portfolio may not exceed 10% of the value of the Portfolio's total assets at the time the borrowing is made and a Portfolio may not make additional investments during any period that its borrowings exceed 5% of the value of the Portfolio's total assets. For purposes of this restriction, "borrowing" shall not include reverse repurchase agreements.

      6. Enter into reverse repurchase agreements if such investments, taken together with borrowings represented by senior securities of the Portfolio, exceed 33% of the total assets of the Portfolio less liabilities other than obligations under such borrowings and reverse repurchase agreements.

     18. Issue any senior securities (as defined in the Investment Company Act of 1940), other than as set forth in restriction 3 and restriction 6 and except to the extent that using options or purchasing securities on a when-issued or forward commitment basis may be deemed to constitute issuing a senior security.

     IT IS PROPOSED THAT EACH PORTFOLIO REPLACE ITS CURRENT POLICIES REGARDING BORROWING AND THE ISSUANCE OF SENIOR SECURITIES WITH THE FOLLOWING POLICY:

        THE PORTFOLIOS WILL NOT BORROW MONEY OR ISSUE SENIOR SECURITIES, EXCEPT AS PERMITTED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND AS INTERPRETED OR MODIFIED FROM TIME TO TIME BY ANY REGULATORY AUTHORITY HAVING JURISDICTION.

     Borrowing

     The Board believes that the Portfolios' current policies regarding borrowing are unnecessarily restrictive and could be disadvantageous to shareholders. Each Portfolio is currently limited to borrowing an amount no greater than 10% of total assets. In addition, each Portfolio's ability to enter into reverse repurchase agreements is limited. Under a reverse repurchase agreement, a Portfolio sells a security and agrees to repurchase the security from the buyer at an agreed upon price and future date. A reverse repurchase agreement may be considered a form of borrowing by the Portfolio from the buyer, collateralized by the security.

     The addition of borrowing power will provide the Portfolios with greater flexibility to respond to sudden needs for cash that may arise and that cannot be anticipated. Ordinarily, a Portfolio would expect to be able to meet needs for cash to facilitate redemptions by using current cash flow arising from new investments, investment income, and liquidations of securities in the ordinary course of business. However, there may be instances when these sources of cash flow are not sufficient to meet current cash needs, in which case the ability to borrow money may be advantageous to the Portfolios.

     The proposed policy would permit each Portfolio to engage in borrowing in a manner and to the full extent permitted by applicable law, including through the use of reverse repurchase agreements. The 1940 Act requires borrowings, including any borrowing through reverse repurchase agreements, to have 300% asset coverage, which means, in effect, that each Portfolio would be permitted to borrow up to an amount equal to one-third of the value its total assets under the proposed borrowing policy. This asset coverage requirement applies at all times, and not just at the time of borrowing.

     All borrowing involves risks. Interest paid by a Portfolio on borrowed funds would decrease the net earnings of the Portfolio. In addition, if a Portfolio were to incur debt to purchase additional securities, a practice known as "leveraging," the Portfolio would incur a loss unless the income or gain on such investment exceeded the interest payable with respect to the borrowing. Borrowing for leverage would increase a Portfolio's volatility and the risk of loss in a declining market. However, the Board has no current intention of authorizing the Portfolios to borrow for leverage purposes. As a nonfundamental investment restriction, each Portfolio will not acquire any new securities while borrowings, including borrowings through reverse repurchase agreements, exceed 5% of total assets.

     Senior Securities

     "Senior securities" include any obligation of a fund that takes priority over the claims of the fund's shareholders. The 1940 Act prohibits open-end funds from issuing most types of senior securities, but permits funds, if specified conditions are met, to enter into certain transactions that might be considered to involve the issuance of senior securities. For example, a fund may enter into a transaction that obligates it to pay money at a future date, such as purchasing securities on a when-issued basis, if cash or liquid securities are set aside to cover the obligation.

     Under their current fundamental policy, the Portfolios are barred from issuing senior securities, except to the extent that they are expressly permitted to borrow and to enter into reverse repurchase agreements, and to the extent that using options or purchasing securities on a when-issued or forward commitment basis may be deemed to constitute issuing a senior security. Under the proposed new fundamental policy, the Portfolios would be permitted to enter into obligations that might be deemed "senior securities" to the full extent permitted by the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     The Board of Directors believes that this change is desirable because new types of Portfolio obligations may be created in the future that could be deemed "senior securities" but may be permitted by the SEC. In addition, in the future the SEC could modify its current positions concerning the conditions under which funds can issue obligations that might be deemed "senior securities." The proposed policy, unlike the current policy, would permit the Portfolios to take advantage of such new types of obligations and new regulatory positions without seeking shareholder approval in specific instances.

B. MODIFY THE POLICY REGARDING CONCENTRATION IN A PARTICULAR INDUSTRY

This proposal applies to all Portfolios.

     The 1940 Act requires that each Portfolio have a fundamental policy governing its ability to concentrate investments in a particular industry or group of industries. The Portfolios' current fundamental policy governing industry concentration provides that no Portfolio will:

     2. Purchase the securities of issuers conducting their principal business activity in a single industry, if immediately after such purchase the value of its investments in such industry would exceed 25% of the value of the Portfolio's total assets, provided that (a) telephone, gas, and electric public utilities are each regarded as separate industries and
        (b) banking, savings and loan associations, savings banks and finance companies as a group will not be considered a single industry for the purpose of this limitation. There is no limitation with respect to the concentration of investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities, or certificates of deposit and bankers' acceptances of United States banks and savings and loan associations, and this limitation shall not apply in the Mortgage Securities Portfolio to investments in the mortgage and mortgage-finance industry (in which more than 25% of the value of the Portfolio's total assets will, except for temporary defensive positions, be invested), and this limitation shall not apply to the Global Bond Portfolio, or to the Real Estate Securities Portfolio.

     IT IS PROPOSED THAT THE PORTFOLIOS REPLACE THEIR CURRENT POLICIES REGARDING INDUSTRY CONCENTRATION WITH THE FOLLOWING POLICY:

     THE PORTFOLIOS WILL NOT CONCENTRATE THEIR INVESTMENTS IN A PARTICULAR INDUSTRY, EXCEPT THAT:

        (A) WITH RESPECT TO MONEY MARKET PORTFOLIO, THIS LIMITATION DOES NOT APPLY TO INVESTMENTS IN DOMESTIC BANKS.

        (B) UNDER NORMAL MARKET CONDITIONS, MORTGAGE SECURITIES PORTFOLIO WILL CONCENTRATE ITS INVESTMENTS IN THE MORTGAGE AND MORTGAGE-FINANCE INDUSTRY. MORTGAGE SECURITIES PORTFOLIO WILL NOT CONCENTRATE ITS INVESTMENTS IN ANY OTHER PARTICULAR INDUSTRY.

        (C) UNDER NORMAL MARKET CONDITIONS, REAL ESTATE SECURITIES PORTFOLIO WILL CONCENTRATE ITS INVESTMENTS IN THE REAL ESTATE OR REAL ESTATE RELATED INDUSTRY. REAL ESTATE SECURITIES PORTFOLIO WILL NOT CONCENTRATE ITS INVESTMENTS IN ANY OTHER PARTICULAR INDUSTRY.

        (D) INDEX 500 PORTFOLIO MAY CONCENTRATE ITS INVESTMENTS IN A PARTICULAR INDUSTRY IF THE S&P 500 INDEX IS SO CONCENTRATED.

        (E) INDEX 400 MID-CAP PORTFOLIO MAY CONCENTRATE ITS INVESTMENTS IN A PARTICULAR INDUSTRY IF THE S&P 400 MID-CAP INDEX IS SO CONCENTRATED.

     FOR PURPOSES OF THIS LIMITATION, THE U.S. GOVERNMENT, AND STATE OR MUNICIPAL GOVERNMENTS AND THEIR POLITICAL SUBDIVISIONS, ARE NOT CONSIDERED MEMBERS OF ANY INDUSTRY. WHETHER A PORTFOLIO IS CONCENTRATING IN AN INDUSTRY SHALL BE DETERMINED IN ACCORDANCE WITH THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND AS INTERPRETED OR MODIFIED FROM TIME TO TIME BY ANY REGULATORY AUTHORITY HAVING JURISDICTION.

     The 1940 Act requires that a Portfolio state its position regarding concentration in an industry. While the 1940 Act does not define what constitutes "concentration," the staff of the SEC takes the position that investment of 25% or more of a Portfolio's assets in an industry constitutes concentration. If a Portfolio concentrates in an industry, it must at all times have 25% or more of its assets invested in that industry, and if its policy is not to concentrate, it must invest less than 25% of its assets in the applicable industry, unless, in either case, the Portfolio discloses the specific conditions under which it will change from concentrating to not concentrating or vice versa.

     The principal changes that would result from replacing the current policy with the proposed policy are as follows:

     - Rather than defining concentration, the proposed policy states that whether a Portfolio is concentrating in an industry shall be determined in accordance with the 1940 Act as it is interpreted from time to time. This will provide the Portfolios with more flexibility if the staff of the Commission reinterprets the term "concentrate."

     - Rather than specifying that certain types of businesses are considered separate industries, the proposed policy permits each Portfolio to make this determination, subject to applicable regulatory rules. Under current rules, a Portfolio is permitted to adopt reasonable definitions of what constitutes an industry, or it may use standard classifications recognized by the SEC, or some combination thereof. Because a Portfolio can create its own reasonable industry classifications, management believes that it is not necessary to include such matters in the fundamental policies of the Portfolios.

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

     - The proposed policy clarifies that Index 500 Portfolio and Index 400 Mid-Cap Portfolio can concentrate if the indices which they seek to replicate are so concentrated.

     - The proposed policy clarifies that the concentration in which Real Estate Securities Portfolio may engage is limited to the real estate or real estate related industry.

     - The proposed policy clarifies that the exception for bank obligations applies only to Money Market Portfolio.

     - Consistent with SEC positions, the proposed policy provides that state or municipal governments and their political subdivisions are not considered members of any industry. The current policy already effectively provides (and the proposed policy will provide) that the U.S. Government is not considered a member of any industry.

     - Consistent with SEC requirements, Global Bond Fund, which is not currently subject to a fundamental policy regarding industry concentration, would become subject to the proposed fundamental policy.

C. MODIFY THE POLICY REGARDING INVESTMENTS IN REAL ESTATE

This proposal applies to all Portfolios.

     The 1940 Act requires that each Portfolio have a fundamental policy governing its ability to invest in real estate. The Portfolios' current fundamental policy regarding real estate investments provides that no Portfolio will:

     8. Purchase or sell real estate, except that each Portfolio may invest in securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein.

     IT IS PROPOSED THAT EACH PORTFOLIO REPLACE ITS CURRENT POLICY REGARDING INVESTMENTS IN REAL ESTATE WITH THE FOLLOWING POLICY:

     THE PORTFOLIOS WILL NOT PURCHASE OR SELL REAL ESTATE UNLESS ACQUIRED AS A RESULT OF OWNERSHIP OF SECURITIES OR OTHER INSTRUMENTS, BUT THIS SHALL NOT PREVENT THE PORTFOLIOS FROM INVESTING IN SECURITIES OR OTHER INSTRUMENTS BACKED BY REAL ESTATE OR INTERESTS THEREIN OR IN SECURITIES OF COMPANIES THAT DEAL IN REAL ESTATE OR MORTGAGES.

     Both the current and the proposed policies generally prohibit the Portfolios from making direct investments in real estate. In addition, both the current and the proposed policies generally allow the Portfolios to invest in securities that are backed by real estate and in securities of companies invest in real estate and mortgages on real property.

     The principal difference between the current and the proposed policies is that the proposed policy would allow a Portfolio to hold and sell real estate if the Portfolio acquired the real estate as a result of its ownership of securities or other instruments. This could occur, for example, if a Portfolio held a security which was collateralized by real estate, and had to foreclose on the real estate in order to realize on the security. Although Advantus Capital does not expect this to be a common occurrence, it has recommended that provision be made for the possibility.

D. MODIFY THE POLICY REGARDING INVESTMENTS IN COMMODITIES

This proposal applies to all Portfolios.

     The 1940 Act requires that each Portfolio have a fundamental policy governing its ability to invest in commodities. The Portfolios' current fundamental policy regarding investments in commodities provides that no Portfolio will:

     9. Buy or sell oil, gas or other mineral leases, rights or royalty contracts or commodities or commodity contracts, including futures contracts, except that the International Stock Portfolio and Global Bond Portfolio may purchase and sell futures contracts on financial instruments and indices and options on such futures contracts and may purchase and sell futures contracts on foreign securities and options on such futures contracts, and except that the Index 400 Mid-Cap Portfolio may purchase and sell stock index futures contracts. This restriction does not prevent the Portfolios from purchasing securities of companies investing in any of the foregoing.

     IT IS PROPOSED THAT EACH PORTFOLIO REPLACE ITS CURRENT POLICY REGARDING INVESTMENTS IN COMMODITIES WITH THE FOLLOWING POLICY:

     THE PORTFOLIOS WILL NOT PURCHASE PHYSICAL COMMODITIES OR CONTRACTS RELATING TO PHYSICAL COMMODITIES.

     The revised fundamental policy regarding investments in commodities is being proposed principally to reflect developments in the financial markets since the current policy was adopted. At the time the 1940 Act was enacted, the term "commodities" was understood to refer principally to physical commodities such as agricultural products, precious and base metals, oil and gas, and the like. In recent years, however, a variety of new financial contracts and instruments, such as interest rate, currency and stock index futures contracts, have been created which may be considered to be "commodities" for regulatory purposes. Thus, a policy which bars a Portfolio from investing in "commodities" may prevent the Portfolio from using these new types of financial contracts and instruments in managing their investments.

     The current fundamental policy permits three of the Portfolios to use specified types of financial instruments which might be deemed "commodities" in managing their investments. The Board of Directors believes, however, that these and the other Portfolios should have the flexibility to choose from among the full range of such financial instruments, without having to determine whether a particular instrument might be deemed a "commodity." Although the Portfolios currently do not intend to change their policies regarding investments in futures contracts, options on futures contracts and similar instruments, the Board believes that it would be in shareholders best interests for the Portfolios to have the maximum flexibility regarding the use of these instruments going forward.

     The current fundamental policy also bars the Portfolios from investing in oil, gas or other mineral leases, rights or royalty contracts. This provision was adopted in response to state regulations which are no longer applicable. Therefore, the proposed policy does not contain a provision dealing with these types of investments. However, the Portfolios have no current intention of investing in oil, gas or other mineral leases, rights or contracts.

     Futures contracts are standardized, exchange-traded contracts that require delivery of the underlying financial instrument (such as a bond, currency or stock index) at a specified price, on a specified future date. The buyer of the futures contract agrees to buy the underlying financial instruments from the seller at a fixed purchase price upon the expiration of the contract. The seller of the futures contract agrees to sell the underlying financial instrument to the buyer at expiration at the fixed sales price. In most cases, delivery never takes place. Instead, both the buyer and the seller, acting independently of each other, usually liquidate their long and short positions before the contract expires; the buyer sells futures and the seller buys futures.

     Futures may be used for hedging (i.e., to protect against adverse future price movements in portfolio securities, or in securities a fund intends to purchase). For example, a portfolio manager who thinks that the stock market might decline could sell stock index futures to safeguard a fund's portfolio. If the market declines as anticipated, the value of stocks in the portfolio would decrease, but the value of the futures contracts would increase. Futures contracts may also be used to speculate on the market. For example, a portfolio manager might buy stock index futures on the expectation that the value of the particular index will rise, even though the stocks comprising the index are unrelated to stocks held in the portfolio or that the portfolio manager intends to purchase. Using futures for speculation, however, involves significant risk since futures contracts are highly leveraged instruments. When a portfolio manager enters into a futures contract, the manager needs to put up only a small fraction of the value of the underlying contract as collateral, yet gains or losses will be based on the full value of the contract. In order to avoid the need to register with the Commodity Futures Trading Commission ("CFTC") as a "commodity pool operator," each Portfolio will use futures contracts and options on futures contracts only (a) for "bona fide hedging purposes" (as defined in CFTC regulations) or (b) for other purposes so long as the aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the Portfolio's assets.

     The use of futures contracts, options on futures contracts and similar instruments would expose a Portfolio to additional investment risks and transaction costs. Risks include: the risk that interest rates, securities prices or currency markets will not move in the direction that the investment adviser anticipates; an imperfect correlation between the price of the instrument and movements in the prices of any securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the Portfolio's initial investment in that instrument; and the risk that the counterparty to an instrument will fail to perform its obligations.

E. MODIFY THE POLICIES REGARDING LENDING

This proposal applies to all Portfolios.

     The 1940 Act requires each Portfolio to have a fundamental policy regarding lending. The Portfolios' current fundamental policies regarding lending provide that no Portfolio will:

     10. Lend money to other persons except by the purchase of obligations in which the Portfolio is authorized to invest and by entering into repurchase agreements. For the purposes of this restriction, collateral agreements with respect to options, forward currency and future transactions will not be deemed to involve loans of securities. Securities lending may be specifically authorized for a Portfolio as described in the Prospectus.

      4. Lend securities in excess of 20% of the value its total assets. For the purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities.

     IT IS PROPOSED THAT EACH PORTFOLIO REPLACE ITS CURRENT POLICY REGARDING LENDING WITH THE FOLLOWING POLICY:

     THE PORTFOLIOS MAY NOT MAKE LOANS EXCEPT AS PERMITTED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND AS INTERPRETED OR MODIFIED FROM TIME TO TIME BY ANY REGULATORY AUTHORITY HAVING JURISDICTION.

     Under the Portfolios' current fundamental lending policy, a Portfolio may not make loans to others except by (a) purchasing obligations (such as bonds) in which the Portfolio is authorized to invest, (b) entering into repurchase agreements (which may be deemed a form of lending), and (c) lending portfolio securities in an amount up to 20% of the value of its total assets. The policy also specifies that certain other types of investments will not be deemed to involve "lending" by a Portfolio.

     Under the Portfolios' proposed new fundamental lending policy, each Portfolio would be allowed to lend in a manner and to the extent permitted by the 1940 Act, as interpreted or modified from time to time. Accordingly, the Portfolios could continue to enter into repurchase agreements and could lend portfolio securities to the full extent permitted under the 1940 Act. With respect to securities lending, under current regulatory positions the maximum amount that any Fund could lend under the 1940 Act would be portfolio securities equal to one-third of the value of the Fund's total assets (including securities lent), compared to the 20% of total assets permitted under the Portfolios' current policy.

     In addition, under the proposed new fundamental policy, the Portfolios could rely on such regulatory interpretations as may be issued from time to time concerning what types of transactions are not deemed to involve "lending" for 1940 Act purposes, and could engage in such other types of "lending" as may be permitted under the 1940 Act and applicable interpretations from time to time. The proposed policy, unlike the current policy, thus would permit the Portfolios to take advantage of new regulatory interpretations as they are issued, without seeking shareholder approval in specific instances.

     The proposed new policy also would permit the Portfolios, subject to the receipt of any necessary regulatory approval and Board authorization, to enter into other lending arrangements, including lending agreements under which the Portfolios could for temporary purposes lend money directly to and borrow money directly from each other (and other funds advised by Advantus Capital) through a credit facility. Although the Portfolios have no current intention of entering into these types of lending arrangements, the Board believes that it would be in shareholders' best interests for the Portfolios to have maximum flexibility regarding the use of lending. If the Board determines in the future that such transactions are warranted, inter-fund lending arrangements could possibly reduce the Portfolios' borrowing costs and enhance their ability to earn higher rates of interest on available cash.

F. ELIMINATE THE POLICY RESTRICTING MARGIN PURCHASES AND SHORT SALES

This proposal applies to all Portfolios.

     The Portfolios have a fundamental policy, separate and apart from their borrowing policies, prohibiting them from purchasing securities on margin. The same policy also prohibits the Portfolios from making short sales other than limited amounts of short sales "against the box." The Portfolios' current fundamental policy on these topics provides that no Portfolio will:

     5. Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equal in kind and amount to those sold, and only to the extent that the Portfolio's short positions will not at the time of any short sales aggregate in total sales prices more than 10% of its total assets. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve the use of margin.

It is proposed that this policy be eliminated.

     The Portfolios adopted this policy in order to comply with state laws that no longer apply. The Board believes that the portion of the policy that prohibits the purchase of securities on margin is not necessary because a Portfolio's ability to engage in margin transactions is limited by the 1940 Act. Margin transactions involve the purchase of securities with money borrowed from a broker, with cash or eligible securities being used as collateral against the loan. A Portfolio's potential use of margin transactions beyond transactions in futures and options and for the clearance of purchases and sales of securities, including the use of margin in ordinary securities transactions, will generally be limited by the current position taken by the staff of the SEC that margin transactions with respect to securities are prohibited under the 1940 Act because they create senior securities. A Portfolio's ability to engage in margin transactions is also limited by the restrictions on borrowing imposed by the 1940 Act.

     The Board also believes that the portion of the policy that prohibits short sales of securities is not necessary because each Portfolio is limited in its ability to sell securities short by the restrictions on the issuance of senior securities imposed by the 1940 Act. A short sale is made by selling a security a Portfolio does not own. A short sale is "against the box" if the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The SEC staff has taken the position that a short sale, other than a short sale against the box, involves the creation of a senior security, and violates the 1940 Act prohibition on the issuance of senior securities unless the fund sets aside cash or liquid securities in an amount equal to the current value of the securities sold short.

     Under the current policy, a Portfolio can make short sales against the box if the total sales prices of such sales do not exceed 10% of the Portfolio's total assets. If the current policy is eliminated, the Portfolios' ability to make short sales against the box will not be so limited. The Board does not believe that this will expose the Portfolios to material additional risk, since a Portfolio must in any event own the security being sold short, or have the right to obtain it at no added cost, when it makes the short sale. Thus, a Portfolio only can make a short sale if it is effectively "covered" at the time of the sale.

     If shareholders vote to eliminate the current fundamental policy, the Board intends to adopt nonfundamental policies providing that (a) the Portfolios may not make short sales of securities, other than short sales "against the box," and (b) the Portfolios may not purchase securities on margin, but they may obtain such short-term credits as may be necessary for the clearance of securities transactions and they may make margin deposits in connection with futures contracts. These policies could be amended or eliminated in the future without shareholder approval.

G. ELIMINATE DIVERSIFICATION POLICIES

This proposal applies to all Portfolios except Global Bond Portfolio.

     Each of the Portfolios except Global Bond Portfolio is subject to a fundamental policy related to diversification. These Portfolios' current fundamental policy on regarding diversification provides that no such Portfolio will:

     1. With respect to at least 75% of the value of the total assets in the Portfolio, invest more than 5% of the value of such assets in accordance of any one issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities and bank obligations) or invest in more than 10% of the voting securities of any one issuer. This limitation shall not apply to the Global Bond Portfolio.

     Management believes that it is appropriate to eliminate this investment policy. Each of the foregoing Portfolios has elected to operate as a "diversified" investment company as defined under the 1940 Act. Under the 1940 Act, this election cannot be changed without a shareholder vote. (Global Bond Portfolio has elected to operate as a "non-diversified" investment company as defined under the 1940 Act, which election could be changed without a shareholder vote.) Section 5(b)(1) of the 1940 Act currently defines a diversified investment company as one that meets the following requirements:

     At least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5 per centum of the value of the total assets of such management company and to not more than 10 per centum of the outstanding voting securities of such issuer.

     Since each of these Portfolios has elected to operate as a diversified investment company, each is required to comply with the foregoing requirements regardless of whether it is subject to a fundamental policy to the same effect. Since the fundamental policy that is currently in effect is nearly identical to the 1940 Act's requirements, management believes that the fundamental policy is redundant and unnecessary. The Board therefore recommends that the fundamental policy be eliminated.

VOTE REQUIRED

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF EACH PORTFOLIO VOTE TO APPROVE THE PROPOSED CHANGES TO THAT PORTFOLIO'S INVESTMENT POLICIES. In order to be approved with respect to a Portfolio, the changes must be approved by a majority of the outstanding shares of the Portfolio, as defined in the 1940 Act, which means the lesser of the vote of (a) 67% of the shares of the Portfolio present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Portfolio. If voting instructions are not received from a Contract owner or annuitant, Minnesota Life will vote Portfolio shares held in its sub-accounts (as well as Portfolio shares not attributable to Contracts) in the same proportion as Portfolio shares of held by the sub-accounts for which instructions are received.

                                 PROPOSAL THREE
                   TO APPROVE AN AMENDED INVESTMENT ADVISORY
                AGREEMENT BETWEEN THE FUND AND ADVANTUS CAPITAL

This proposal applies to all Portfolios.

INTRODUCTION

     The Board of Directors is recommending that shareholders of each Portfolio approve an amended investment advisory agreement between the Fund, on behalf of each Portfolio, and Advantus Capital. The proposed amendments to the advisory agreement consist of:

     - changes to the schedule of advisory fees that are payable by certain Portfolios to Advantus Capital;

     - deletion of a provision requiring Advantus Capital to bear all advertising and promotional expenses in connection with the distribution of the Fund's shares; and

     - modifications which would allow the agreement to be amended without shareholder approval when regulatory interpretations of the 1940 Act so permit.

Under this proposal, advisory fees would not be changed for Maturing Government Bond 2002 Portfolio, Maturing Government Bond 2006 Portfolio, or Maturing Government Bond 2010 Portfolio (the "Term Portfolios"). However, the proposed changes noted in the second two bullet points above do apply to the Term Portfolios, as well as to the other Portfolios. The provisions of the advisory agreement that are not proposed to be changed are summarized below under "-- Information Concerning the Investment Advisory Agreement." A copy of the investment advisory agreement, as it is proposed to be amended, is attached to this proxy statement as Appendix A.

     With respect to most Portfolios, the advisory fee payable under the amended agreement would be lower than the advisory fee payable under the agreement in its present form. In no case would the advisory fee be higher under the amended agreement. In addition, in most cases "breakpoints" would be added to the advisory fee schedule, so that the advisory fee as a percentage of a Portfolio's net assets would decrease as the Portfolio becomes larger. A detailed comparison of the current and proposed advisory fee schedules is set forth below under the caption "-- Current and Proposed Advisory Fee Schedules."

     As described under "PROPOSAL FOUR" below, the Board of Directors also is proposing that each Portfolio other than the Term Portfolios approve a plan of distribution under Rule 12b-1, pursuant to which each such Portfolio would pay a distribution fee equal to 0.25% of the Portfolio's average daily net assets per annum. EVEN IF SHAREHOLDERS OF A PORTFOLIO APPROVE THE CHANGES TO THE ADVISORY FEE SCHEDULE DISCUSSED IN THIS SECTION, THESE CHANGES WILL NOT BE IMPLEMENTED UNLESS SUCH SHAREHOLDERS ALSO APPROVE THE PROPOSED PLAN OF DISTRIBUTION.

     The advisory agreement currently provides that Advantus Capital shall bear all advertising and promotional expenses in connection with the distribution of the Fund's shares, including paying for the printing of Prospectuses and Statements of Additional Information for new shareholders and the costs of sales literature. If the plan of distribution referred to above is approved by shareholders, these expenses then would be paid by the Fund's distributor out of its distribution fee, rather than by Advantus Capital, except in the case of the Term Portfolios. The Board of Directors therefore is also recommending that shareholders approve the removal of this provision from the advisory agreement.

     Although the Term Portfolios will not be subject to the proposed plan of distribution, sales of their shares are not expected to be actively promoted in the future. For this reason, they are not expected to have advertising or promotional expenses in the future. Accordingly, the Board is recommending that the provision in the current advisory agreement requiring Advantus Capital to bear such expenses be removed with respect to the Term Portfolios, as well as with respect to those Portfolios which would become subject to the proposed plan of distribution.

     The advisory agreement also currently provides that it can be amended with respect to a Portfolio only with the vote of a majority of the outstanding voting securities of that Portfolio. The Board of Directors is recommending that the agreement be amended to allow Advantus Capital and the Portfolios to amend the agreement subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. This change will allow Advantus Capital and a Portfolio to amend the agreement as it pertains to that Portfolio without shareholder vote if the 1940 Act permits them to do so. For example, under current interpretations of Section 15 of the 1940 Act, Advantus Capital and the Portfolios would have the ability to amend the advisory agreement to immediately reflect a management fee decrease (but not an increase) without the delay of having first to conduct a proxy solicitation. In short, the proposed modification gives Advantus Capital and the Portfolios added flexibility to amend the advisory agreement subject to 1940 Act constraints. Of course, any such amendment would require the approval of the respective Fund's Board of Directors.

     WITH RESPECT TO 11 OF THE 19 PORTFOLIOS COVERED BY THIS PROPOSAL, THE NET EFFECT ON A PRO FORMA BASIS OF APPROVING THE CHANGES TO THE ADVISORY AGREEMENT THAT ARE DISCUSSED IN THIS SECTION AND THE PLAN OF DISTRIBUTION THAT IS DISCUSSED UNDER "PROPOSAL FOUR" WILL BE TO INCREASE THE TOTAL EXPENSES BORNE BY THE PORTFOLIOS AND, INDIRECTLY, BY SHAREHOLDERS. EXPENSE TABLES SHOWING THE CURRENT EXPENSES OF THE PORTFOLIOS OTHER THAN THE TERM PORTFOLIOS (WHOSE ADVISORY FEES AND OTHER EXPENSES WILL NOT CHANGE), AND THEIR PRO FORMA EXPENSES ASSUMING APPROVAL OF THESE CHANGES, ARE SET FORTH BELOW UNDER "-- ACTUAL AND PRO FORMA EXPENSE TABLES AND EXAMPLES."

BACKGROUND; REASONS FOR BOARD OF DIRECTORS' RECOMMENDATION

     In February 2000, Advantus Capital recommended that the Board of Directors approve certain changes to the ways in which the Portfolios are marketed to Contract owners and the related distribution and shareholder servicing expenses are borne. Advantus Capital observed that the Portfolios never have utilized a principal underwriter or distributor in connection with the distribution of their shares. Instead, as noted before, the advisory agreement between Advantus Capital and the Fund calls for Advantus Capital itself to bear all advertising and promotional expenses in connection with the distribution of the Fund's shares.

     Advantus Capital then noted that, although it has borne the Portfolios' distribution-related expenses as required by the current advisory agreement since the Portfolios' inception dates, other entities within the Minnesota Life family of companies, principally Minnesota Life itself, historically have played a substantial role in actually marketing the Portfolios to Contract owners. Advantus Capital also noted that in recent years, the channels through which variable annuity and variable life contracts and their underlying portfolios are marketed to the public have evolved substantially, as have the means by which and entities through which distribution- and shareholder servicing-related activities are carried out.

     In view of these trends, Advantus Capital recommended that another company within the Minnesota Life family of companies, Ascend Financial Services, Inc. ("Ascend Financial"), should become the distributor for the Portfolios. It noted that Ascend Financial, a registered broker-dealer, already acts as distributor for eleven mutual funds advised by Advantus Capital which are offered directly to the public, rather than through Contracts. Ascend Financial thus has developed marketing experience and expertise from which the Portfolios might benefit.

     In conjunction with this recommendation, Advantus Capital made three related recommendations concerning the fees paid by the Portfolios. First, it recommended that the Board should approve a Rule 12b-1 plan of distribution and a distribution agreement under which the Portfolios, other than the Term Portfolios, would pay Ascend Financial a distribution fee of 0.25% of average daily net assets per annum. This distribution fee would enable Ascend Financial to undertake distribution-related and marketing activities on behalf of these Portfolios, either directly or through Minnesota Life or other affiliated or unaffiliated third parties. The plan of distribution, and the factors considered by the Board of Directors in approving it, are described in detail below under the caption "PROPOSAL FOUR."

     Second, Advantus Capital recommended that the schedule of investment advisory fees paid by the Portfolios to Advantus Capital should be changed in the following two ways:

     - The advisory fee, as a percentage of average daily net assets, should be decreased for 15 of the 19 Portfolios covered by this proposal.

     - "Breakpoints" should be added to the advisory fee schedule for 13 of these Portfolios. Under these "breakpoints," the advisory fee, as a percentage of average daily net assets, would decrease as the Portfolios become larger. In addition, the "breakpoints" which are currently in place for a fourteenth Portfolio would be modified.

As noted before, advisory fees are not proposed to be changed for the Term Portfolios. A detailed comparison of the current and proposed advisory fee schedules of the affected Portfolios is set forth below under the caption "-- Current and Proposed Advisory Fee Schedules."

     Third, Advantus Capital recommended deletion of the provision currently contained in the advisory agreement which calls for it to bear all advertising and promotional expenses in connection with the distribution of the Fund's shares. This deletion would reflect the fact that under the recommended new distribution plan and agreement, Ascend Financial would bear the Portfolios' distribution-related expenses, rather than Advantus Capital, except in the case of the Term Portfolios. As noted before, the Term Portfolios are not expected to have such expenses in the future.

     In addition to these changes, Advantus Capital also recommended that the advisory agreement be amended to permit it to be amended in the future without shareholder approval if current regulatory interpretations of the 1940 Act so permit, as described under "-- Introduction" above.

     In determining whether to approve the proposed changes to the advisory agreement, the Board of Directors considered the following material factors:

     - The Board noted that in several cases, the net effect of the proposed revisions to the Portfolios' advisory fee schedules and the institution of the proposed Rule 12b-1 distribution plan would be no change to individual Portfolios' total expense ratios or, in one case, a decrease in the total expense ratio. In these cases, shareholders would benefit from the proposed new breakpoints in the advisory fee schedule and from the proposed new distribution arrangements, while not experiencing any financial detriment.

     - The Board recognized that in several other cases, the net effect of the proposed revisions to the Portfolios' advisory fee schedules and the institution of the proposed Rule 12b-1 distribution plan would be to increase individual Portfolios' total expense ratios. In these cases, however, the Board did not believe it would be in shareholders' interests to decrease advisory fees by an amount equivalent to the new distribution fee (thus resulting in no change to total expense ratios), for the following reasons:

      - The Board recognized that the Portfolios' advisory fee schedules have not been modified since the Portfolios' respective dates of inception, which date as far back as 1985. Advantus Capital represented that since these respective dates of inception, competition among mutual funds for qualified portfolio managers, analysts, and sub-advisers has intensified. Advantus Capital also presented information indicating that this increased competition has increased the expense associated with attracting and retaining qualified portfolio managers, securities analysts, and sub-advisers. Advantus Capital represented that the proposed new advisory fee schedule has been designed to enable it to meet this competition. The Board believed that it would be in shareholders' interests for Advantus Capital to continue to have the ability to attract and retain qualified portfolio managers, analysts, and sub-advisers.

      - The Board reviewed information concerning the advisory fees paid by comparable mutual funds offered through variable insurance products and an analysis of the anticipated profitability of the proposed new advisory fee schedule to Advantus Capital. In addition, the Board reviewed the nature, quality, and extent of the investment advisory services provided and to be provided by Advantus Capital to the Portfolios and the Portfolios' historical performance. Based on these reviews, the

        Board believed that the proposed advisory fees are reasonable in light of the nature, quality, and extent of the investment advisory services provided and to be provided by Advantus Capital to the Portfolios and the Portfolios' historical performance.

      - The Board also reviewed information concerning the total expense ratios of comparable mutual funds. Based on this review, the Board believed that the Portfolios' total expense ratios after giving effect to the proposed new advisory fee schedule and the proposed new distribution fees would remain near or below the medians for comparable funds offered through variable insurance products.

      - The Board also noted that even those Portfolios that would experience increased total expense ratios would benefit from the "breakpoints" proposed by Advantus Capital at higher asset levels. It recognized, however, that there is no assurance that any Portfolio will reach the size at which its "breakpoints" take effect.

     - In the case of the Term Portfolios, the Board noted that no change in advisory fees is proposed and that these Portfolios are not expected to have distribution related expenses in the future.

     - The Board also considered the benefits that Advantus Capital and its affiliates would realize under the proposed changes to the advisory fee schedule. These benefits include the advisory fees to be received by Advantus Capital under the investment advisory agreement; the distribution fees to be received by Ascend Financial under the proposed distribution plan; and the fact that Advantus Capital would be relieved of its obligation to bear distribution-related expenses of the Portfolios. The Board also recognized that Minnesota Life receives administrative fees from the Portfolios for providing certain accounting, legal and other administrative services; that Advantus Capital may benefit from research services purchased with the Portfolios' "soft dollars"; and that all of the foregoing types of benefits may increase as the Portfolios' net assets increase.

     - With respect to the proposal that would allow the advisory agreement to be amended without shareholder approval when regulatory interpretations of the 1940 Act so permit, the Board noted that current SEC interpretations only permit this to be done when fund shareholders would not be adversely affected. The Board expects that future SEC interpretations also will be limited to cases in which fund shareholders would not be adversely affected. The Board believed that this change would save the Fund the expense of proxy solicitations in such cases, while continuing to allow shareholders to vote on amendments to the advisory agreement that might adversely affect them.

     Based on the considerations described above, the Board of Directors concluded that the proposed changes to the advisory agreements are in the best interests of these Portfolios and their shareholders. Accordingly, the Board of Directors, including those directors who are not "interested persons" of Advantus Capital or the Fund, unanimously approved the proposed changes to the advisory agreement at an "in-person" meeting held on February 10, 2000, and recommended that shareholders should approve the changes as well.

ACTUAL AND PRO FORMA EXPENSE TABLES AND EXAMPLES

     Each Portfolio's operating expenses are paid out of its assets, and thus are indirectly borne by shareholders. As described above and under the caption "PROPOSAL FOUR" below, the Board of Directors is recommending that shareholders approve both (i) changes in the schedule of investment advisory fees paid by certain Portfolios, and (ii) the institution of a distribution fee paid by such Portfolios pursuant to a plan of distribution under Rule 12b-1.

     The following tables set forth the actual operating expenses currently borne by these Portfolios, and the pro forma operating expenses that the Portfolios would bear if these two changes are approved.

     After the table for each Portfolio, an example is set forth which shows the costs you would bear indirectly as a result of investing in the Portfolio. These examples are intended to help you compare the costs of investing in the Portfolio with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then either redeem or continue holding all of your shares at the end of those periods -- the costs you bear would be the same in either event. The examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Your actual costs may be higher or lower than those set forth in the examples.

     No change is proposed in the advisory fees for Maturing Government Bond 2002 Portfolio, Maturing Government Bond 2006 Portfolio, or Maturing Government Bond 2010 Portfolio, nor would they be subject to the distribution fee proposed for the other Portfolios. Information concerning these Portfolios therefore is not included in the following tables and examples.

     THESE TABLES AND EXAMPLES DO NOT REFLECT THE CHARGES AND OTHER EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS WHICH INVEST IN THE PORTFOLIOS. SINCE YOU CAN ONLY INVEST IN THE PORTFOLIOS BY INVESTING IN SUCH POLICIES AND CONTRACTS, THE TOTAL EXPENSES YOU ACTUALLY BEAR ARE GREATER THAN THOSE SET FORTH IN THESE TABLES AND EXAMPLES. You should refer to the prospectus for your policy or contract for information concerning the charges and expenses associated with them.

GROWTH PORTFOLIO

                                                                ACTUAL    PRO FORMA
            ANNUAL PORTFOLIO OPERATING EXPENSES:                ------    ---------
Management Fees.............................................    0.50%       0.45%
Rule 12b-1 Fees.............................................       0%       0.25%
Other Expenses..............................................    0.03%       0.03%
Total Portfolio Operating Expenses..........................    0.53%       0.73%

     EXAMPLE (expenses borne by shareholders if shares are held for indicated periods):

      1 YEAR              3 YEARS              5 YEARS              10 YEARS
------------------   ------------------   ------------------   ------------------
ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA
------   ---------   ------   ---------   ------   ---------   ------   ---------
 $54        $75       $171      $235       $298      $408       $670      $911

BOND PORTFOLIO

                                                                ACTUAL    PRO FORMA
            ANNUAL PORTFOLIO OPERATING EXPENSES:                ------    ---------
Management Fees.............................................    0.50%       0.30%
Rule 12b-1 Fees.............................................       0%       0.25%
Other Expenses..............................................    0.06%       0.06%
Total Portfolio Operating Expenses..........................    0.56%       0.61%

     EXAMPLE (expenses borne by shareholders if shares are held for indicated periods):

      1 YEAR              3 YEARS              5 YEARS              10 YEARS
------------------   ------------------   ------------------   ------------------
ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA
------   ---------   ------   ---------   ------   ---------   ------   ---------
 $57        $62       $178      $194       $310      $338       $696      $757

MONEY MARKET PORTFOLIO

                                                                ACTUAL    PRO FORMA
            ANNUAL PORTFOLIO OPERATING EXPENSES:                ------    ---------
Management Fees.............................................    0.50%       0.25%
Rule 12b-1 Fees.............................................       0%       0.25%
Other Expenses..............................................    0.06%       0.06%
Total Portfolio Operating Expenses..........................    0.56%       0.56%

     EXAMPLE (expenses borne by shareholders if shares are held for indicated periods):

      1 YEAR              3 YEARS              5 YEARS              10 YEARS
------------------   ------------------   ------------------   ------------------
ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA
------   ---------   ------   ---------   ------   ---------   ------   ---------
 $57        $57       $180      $180       $314      $314       $704      $704

ASSET ALLOCATION PORTFOLIO

                                                                ACTUAL    PRO FORMA
            ANNUAL PORTFOLIO OPERATING EXPENSES:                ------    ---------
Management Fees.............................................    0.50%       0.35%
Rule 12b-1 Fees.............................................       0%       0.25%
Other Expenses..............................................    0.03%       0.03%
Total Portfolio Operating Expenses..........................    0.53%       0.63%

     EXAMPLE (expenses borne by shareholders if shares are held for indicated periods):

      1 YEAR              3 YEARS              5 YEARS              10 YEARS
------------------   ------------------   ------------------   ------------------
ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA
------   ---------   ------   ---------   ------   ---------   ------   ---------
 $54        $64       $171      $203       $298      $353       $669      $790

MORTGAGE SECURITIES PORTFOLIO

                                                                ACTUAL    PRO FORMA
            ANNUAL PORTFOLIO OPERATING EXPENSES:                ------    ---------
Management Fees.............................................    0.50%       0.30%
Rule 12b-1 Fees.............................................       0%       0.25%
Other Expenses..............................................    0.06%       0.06%
Total Portfolio Operating Expenses..........................    0.56%       0.61%

     EXAMPLE (expenses borne by shareholders if shares are held for indicated periods):

      1 YEAR              3 YEARS              5 YEARS              10 YEARS
------------------   ------------------   ------------------   ------------------
ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA
------   ---------   ------   ---------   ------   ---------   ------   ---------
 $57        $62       $181      $197       $315      $343       $707      $768

INDEX 500 PORTFOLIO

                                                                ACTUAL    PRO FORMA
            ANNUAL PORTFOLIO OPERATING EXPENSES:                ------    ---------
Management Fees.............................................    0.40%       0.12%
Rule 12b-1 Fees.............................................       0%       0.25%
Other Expenses..............................................    0.05%       0.05%
Total Portfolio Operating Expenses..........................    0.45%       0.42%

     EXAMPLE (expenses borne by shareholders if shares are held for indicated periods):

      1 YEAR              3 YEARS              5 YEARS              10 YEARS
------------------   ------------------   ------------------   ------------------
ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA
------   ---------   ------   ---------   ------   ---------   ------   ---------
 $46        $43       $145      $135       $252      $236       $567      $531

CAPITAL APPRECIATION PORTFOLIO

                                                                ACTUAL    PRO FORMA
            ANNUAL PORTFOLIO OPERATING EXPENSES:                ------    ---------
Management Fees.............................................    0.75%       0.50%
Rule 12b-1 Fees.............................................       0%       0.25%
Other Expenses..............................................    0.04%       0.04%
Total Portfolio Operating Expenses..........................    0.79%       0.79%

     EXAMPLE (expenses borne by shareholders if shares are held for indicated periods):

      1 YEAR              3 YEARS              5 YEARS              10 YEARS
------------------   ------------------   ------------------   ------------------
ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA
------   ---------   ------   ---------   ------   ---------   ------   ---------
 $81        $81       $252      $252       $438      $438       $977      $977

INTERNATIONAL STOCK PORTFOLIO

                                                                ACTUAL    PRO FORMA
            ANNUAL PORTFOLIO OPERATING EXPENSES:                ------    ---------
Management Fees.............................................    0.70%       0.59%
Rule 12b-1 Fees.............................................       0%       0.25%
Other Expenses..............................................    0.19%       0.19%
Total Portfolio Operating Expenses..........................    0.89%       1.03%

     EXAMPLE (expenses borne by shareholders if shares are held for indicated periods):

      1 YEAR              3 YEARS              5 YEARS              10 YEARS
------------------   ------------------   ------------------   ------------------
ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA
------   ---------   ------   ---------   ------   ---------   ------   ---------
 $81       $105       $284      $328       $493      $568      $1,096    $1,259

SMALL COMPANY GROWTH PORTFOLIO

                                                                ACTUAL    PRO FORMA
            ANNUAL PORTFOLIO OPERATING EXPENSES:                ------    ---------
Management Fees.............................................    0.75%       0.65%
Rule 12b-1 Fees.............................................       0%       0.25%
Other Expenses..............................................    0.05%       0.05%
Total Portfolio Operating Expenses..........................    0.80%       0.95%

     EXAMPLE (expenses borne by shareholders if shares are held for indicated periods):

      1 YEAR              3 YEARS              5 YEARS              10 YEARS
------------------   ------------------   ------------------   ------------------
ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA
------   ---------   ------   ---------   ------   ---------   ------   ---------
 $82        $97       $256      $304       $446      $527       $993     $1,170

VALUE STOCK PORTFOLIO

                                                                ACTUAL    PRO FORMA
            ANNUAL PORTFOLIO OPERATING EXPENSES:                ------    ---------
Management Fees.............................................    0.75%       0.50%
Rule 12b-1 Fees.............................................       0%       0.25%
Other Expenses..............................................    0.05%       0.05%
Total Portfolio Operating Expenses..........................    0.80%       0.80%

     EXAMPLE (expenses borne by shareholders if shares are held for indicated periods):

      1 YEAR              3 YEARS              5 YEARS              10 YEARS
------------------   ------------------   ------------------   ------------------
ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA
------   ---------   ------   ---------   ------   ---------   ------   ---------
 $82        $82       $257      $257       $447      $447       $996      $996

SMALL COMPANY VALUE PORTFOLIO

                                                                ACTUAL    PRO FORMA
            ANNUAL PORTFOLIO OPERATING EXPENSES:                ------    ---------
Management Fees.............................................    0.75%       0.70%
Rule 12b-1 Fees.............................................       0%       0.25%
Other Expenses..............................................    0.81%       0.81%
Total Portfolio Operating Expenses..........................    1.56%       1.76%

     EXAMPLE (expenses borne by shareholders if shares are held for indicated periods):

      1 YEAR              3 YEARS              5 YEARS              10 YEARS
------------------   ------------------   ------------------   ------------------
ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA
------   ---------   ------   ---------   ------   ---------   ------   ---------
 $158      $179       $492      $553       $848      $952      $1,853    $2,070

GLOBAL BOND PORTFOLIO

                                                                ACTUAL    PRO FORMA
            ANNUAL PORTFOLIO OPERATING EXPENSES:                ------    ---------
Management Fees.............................................    0.60%       0.60%
Rule 12b-1 Fees.............................................       0%       0.25%
Other Expenses..............................................    0.34%       0.34%
Total Portfolio Operating Expenses..........................    0.94%       1.19%

     EXAMPLE (expenses borne by shareholders if shares are held for indicated periods):

      1 YEAR              3 YEARS              5 YEARS              10 YEARS
------------------   ------------------   ------------------   ------------------
ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA
------   ---------   ------   ---------   ------   ---------   ------   ---------
 $96       $121       $300      $378       $520      $655      $1,155    $1,444

INDEX 400 MID-CAP PORTFOLIO

                                                                ACTUAL    PRO FORMA
            ANNUAL PORTFOLIO OPERATING EXPENSES:                ------    ---------
Management Fees.............................................    0.40%       0.15%
Rule 12b-1 Fees.............................................       0%       0.25%
Other Expenses..............................................    0.60%       0.60%
Total Portfolio Operating Expenses..........................    1.00%       1.00%

     EXAMPLE (expenses borne by shareholders if shares are held for indicated periods):

      1 YEAR              3 YEARS              5 YEARS              10 YEARS
------------------   ------------------   ------------------   ------------------
ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA
------   ---------   ------   ---------   ------   ---------   ------   ---------
 $102      $102       $319      $319       $554      $554      $1,228    $1,228

MACRO-CAP VALUE PORTFOLIO

                                                                ACTUAL    PRO FORMA
            ANNUAL PORTFOLIO OPERATING EXPENSES:                ------    ---------
Management Fees.............................................    0.70%       0.50%
Rule 12b-1 Fees.............................................       0%       0.25%
Other Expenses..............................................    0.78%       0.78%
Total Portfolio Operating Expenses..........................    1.48%       1.53%

     EXAMPLE (expenses borne by shareholders if shares are held for indicated periods):

      1 YEAR              3 YEARS              5 YEARS              10 YEARS
------------------   ------------------   ------------------   ------------------
ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA
------   ---------   ------   ---------   ------   ---------   ------   ---------
 $151      $156       $469      $485       $810      $836      $1,773    $1,828

MICRO-CAP GROWTH PORTFOLIO

                                                                ACTUAL    PRO FORMA
            ANNUAL PORTFOLIO OPERATING EXPENSES:                ------    ---------
Management Fees.............................................    1.10%       0.95%
Rule 12b-1 Fees.............................................       0%       0.25%
Other Expenses..............................................    0.47%       0.47%
Total Portfolio Operating Expenses..........................    1.57%       1.67%

     EXAMPLE (expenses borne by shareholders if shares are held for indicated periods):

      1 YEAR              3 YEARS              5 YEARS              10 YEARS
------------------   ------------------   ------------------   ------------------
ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA
------   ---------   ------   ---------   ------   ---------   ------   ---------
 $160      $170       $495      $526       $885      $907      $1,867    $1,975

REAL ESTATE SECURITIES PORTFOLIO

                                                                ACTUAL    PRO FORMA
            ANNUAL PORTFOLIO OPERATING EXPENSES:                ------    ---------
Management Fees.............................................    0.75%       0.60%
Rule 12b-1 Fees.............................................       0%       0.25%
Other Expenses..............................................    1.30%       1.30%
Total Portfolio Operating Expenses..........................    2.05%       2.15%

     EXAMPLE (expenses borne by shareholders if shares are held for indicated periods):

      1 YEAR              3 YEARS              5 YEARS              10 YEARS
------------------   ------------------   ------------------   ------------------
ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA
------   ---------   ------   ---------   ------   ---------   ------   ---------
 $208      $218       $643      $674      $1,104    $1,155     $2,381    $2,485

CURRENT AND PROPOSED ADVISORY FEE SCHEDULES

     The following table sets forth the current and proposed advisory fee schedules for each Portfolio other than the Term Portfolios, and the net assets of each such Portfolio at December 31, 1999. As noted before, no change is proposed in the Term Portfolios' advisory fees. In the table, advisory fees are expressed as a percentage of the Portfolios' average daily net assets. Where Advantus Capital has retained or intends to retain a sub-adviser for a Portfolio, the sub-advisory fees paid by Advantus Capital out of its advisory fee also are indicated.

       PORTFOLIO
       ---------
Growth..................  Current advisory fee:          0.50%
                          Proposed advisory fee:         0.45% of assets to $1 billion; 0.40% of assets
                                                         exceeding $1 billion
                          Net assets at 12/31/99:        $594,675,721
Bond....................  Current advisory fee:          0.50%
                          Proposed advisory fee:         0.30% of assets to $500 million; 0.25% of assets
                                                         exceeding $500 million to $1 billion; 0.20% of
                                                         assets exceeding $1 billion
                          Net assets at 12/31/99:        $181,881,241
Money Market............  Current advisory fee:          0.50%
                          Proposed advisory fee:         0.25% of assets to $1 billion; 0.20% of assets
                                                         exceeding $1 billion
                          Net assets at 12/31/99:        $156,579,677
Asset Allocation........  Current advisory fee:          0.50%
                          Proposed advisory fee:         0.35% of assets to $1 billion; 0.30% of assets
                                                         exceeding $1 billion
                          Net assets at 12/31/99:        $750,128,689
Mortgage Securities.....  Current advisory fee:          0.50%
                          Proposed advisory fee:         0.30% of assets to $1 billion; 0.25% of assets
                                                         exceeding $1 billion
                          Net assets at 12/31/99:        $138,815,267
Index 500...............  Current advisory fee:          0.40%
                          Proposed advisory fee:         0.15% of assets to $250 million; 0.10% of assets
                                                         exceeding $250 million to $1 billion; 0.075% of
                                                         assets exceeding $1 billion
                          Net assets at 12/31/99:        $657,824,365
Capital Appreciation....  Current advisory fee:          0.75%
                          Proposed advisory fee:         0.50% of assets to $1 billion; 0.45% of assets
                                                         exceeding $1 billion
                          Net assets at 12/31/99:        $457,448,754
                          Sub-advisory fee:              Currently 0.375%. Commencing May 1, 2000, a new
                                                         sub-adviser will receive fees from Advantus
                                                         Capital ranging from 0.50% to 0.30%, depending
                                                         on total assets of all funds and other accounts
                                                         advised by the sub-adviser for Advantus Capital

       PORTFOLIO
       ---------
International
  Stock.................  Current advisory fee:          1.00% of assets to $10 million; 0.90% of assets
                                                         exceeding $10 million to $25 million; 0.80% of
                                                         assets exceeding $25 million to $50 million;
                                                         0.75% of assets exceeding $50 million to $100
                                                         million; and 0.65% of assets exceeding $100
                                                         million
                          Proposed advisory fee:         0.60% of assets to $250 million; 0.55% of assets
                                                         exceeding $250 million to $500 million; 0.50 %
                                                         of assets exceeding $500 million to $1 billion;
                                                         and 0.45% of assets exceeding $1 billion
                          Net assets at 12/31/99:        $363,848,958
                          Sub-advisory fee:              0.70% of assets to $10 million; 0.65% of assets
                                                         exceeding $10 million to $25 million; 0.55% of
                                                         assets exceeding $25 million to $50 million;
                                                         0.50% of assets exceeding $50 million to $100
                                                         million; and 0.40% of assets exceeding $100
                                                         million; provided that beginning May 1, 2000,
                                                         breakpoints will be based upon the total assets
                                                         of all funds and other accounts advised by the
                                                         sub-adviser for Advantus Capital if and when (a)
                                                         the sub-adviser provides other sub-advisory
                                                         services to Advantus Capital for small company
                                                         domestic equity accounts with assets exceeding
                                                         $100 million, and (b) Minnesota Life offers
                                                         certain funds advised by the sub-adviser as
                                                         investment options under its variable insurance
                                                         products. If these conditions are met, the asset
                                                         classes managed by the sub-adviser that have the
                                                         highest fee schedules will be counted first as
                                                         assets of this Portfolio in order to determine
                                                         the appropriate starting breakpoint.
Small Company Growth....  Current advisory fee:          0.75%
                          Proposed advisory fee:         0.65% of assets to $1 billion; 0.60% of assets
                                                         exceeding $1 billion
                          Net assets at 12/31/99:        $269,881,112
                          Sub-advisory fee:              Commencing March 7, 2000, a sub-adviser will be
                                                         retained for this portfolio which will receive
                                                         fees from Advantus Capital ranging from 0.65% to
                                                         0.45%, depending on total assets of all funds
                                                         and other accounts advised by the sub-adviser
                                                         for Advantus Capital
Value Stock.............  Current advisory fee:          0.75%
                          Proposed advisory fee:         0.50% of assets to $500 million; 0.45% of assets
                                                         exceeding $500 million to $1 billion; 0.40% of
                                                         assets exceeding $1 billion
                          Net assets at 12/31/99:        $191,379,777

       PORTFOLIO
       ---------
Small Company
  Value.................  Current advisory fee:          0.75%
                          Proposed advisory fee:         0.70% of assets to $1 billion; 0.65% of assets
                                                         exceeding $1 billion
                          Net assets at 12/31/99:        $12,517,540
                          Sub-advisory fee:              Commencing March 7, 2000, a sub-adviser will be
                                                         retained for this portfolio which will receive
                                                         fees from Advantus Capital ranging from 0.65% to
                                                         0.50%, depending on total assets of all "small
                                                         cap value" funds and other accounts advised by
                                                         the sub-adviser for Advantus Capital
Global Bond.............  Current advisory fee:          0.60%
                          Proposed advisory fee:         0.60% of assets to $1 billion; 0.55% of assets
                                                         exceeding $1 billion
                          Net assets at 12/31/99:        $32,092,912
                          Sub-advisory fee:              0.30%
Index 400 Mid-Cap.......  Current advisory fee:          0.40%
                          Proposed advisory fee:         0.15% of assets to $250 million; 0.10% of assets
                                                         exceeding $250 million to $1 billion; 0.075% of
                                                         assets exceeding $1 billion
                          Net assets at 12/31/99:        $24,357,271
Macro-Cap
  Value.................  Current advisory fee:          0.70%
                          Proposed advisory fee:         0.50%
                          Net assets at 12/31/99:        $22,570,276
                          Sub-advisory fee:              0.45%
Micro-Cap
  Growth................  Current advisory fee:          1.10%
                          Proposed advisory fee:         0.95%
                          Net assets at 12/31/99:        $42,553,670
                          Sub-advisory fee:              0.85%
Real Estate
  Securities............  Current advisory fee:          0.75%
                          Proposed advisory fee:         0.60% of assets to $1 billion; 0.55% of assets
                                                         exceeding $1 billion
                          Net assets at 12/31/99:        $5,825,947

ADVISORY FEE SCHEDULES FOR OTHER FUNDS ADVISED BY ADVANTUS CAPITAL

     Advantus Capital also acts as investment adviser for eleven other funds in the Advantus Funds Complex that have investment objectives similar to those of certain Portfolios. These other funds are offered directly to the public, rather than through variable insurance products. The boards of directors of these other funds have recommended that the funds' shareholders approve changes to the funds' advisory fee schedules. The following table sets forth the current and proposed advisory fee schedules for each such fund, and the net assets of each such fund at December 31, 1999. In the table, advisory fees are expressed as a percentage of the funds' average daily net assets. Advantus Capital did not waive any advisory fees on the funds listed below during the year ended December 31, 1999.

     Several of the funds listed below have names similar to the names of certain Portfolios. These funds have investment policies and strategies which are similar to those of the Portfolios which have similar names. In addition, the following funds, which are also listed below, have investment policies and strategies which are similar to those of the following Portfolios: Advantus Cornerstone Fund, Inc. and Value Stock Portfolio; Advantus Enterprise Fund, Inc. and Small Company Growth Portfolio; Advantus Horizon Fund, Inc. and Growth Portfolio; Advantus Spectrum Fund, Inc. and Asset Allocation Portfolio; and Advantus Venture Fund, Inc. and Small Company Value Portfolio.

          FUND
          ----
Advantus Bond Fund,
  Inc...................  Current advisory fee:            0.70%
                          Proposed advisory fee:           0.60% of assets to $250 million; 0.55% of
                                                           assets exceeding $250 million to $500 million;
                                                           0.50% of assets exceeding $500 million to $1
                                                           billion; 0.45% of assets exceeding $1 billion
                          Net assets at 12/31/99:          $26,101,262
Advantus Cornerstone
  Fund, Inc.............  Current advisory fee:            0.80%
                          Proposed advisory fee:           0.70% of assets to $500 million; 0.65% of
                                                           assets exceeding $500 million to $1 billion;
                                                           0.60% of assets exceeding $1 billion to $2
                                                           billion; 0.55% of assets exceeding $2 billion
                          Net assets at 12/31/99:          $113,280,427
Advantus Enterprise
  Fund, Inc.............  Current advisory fee:            0.80%
                          Proposed advisory fee:           0.70% of assets to $1 billion; 0.68% of assets
                                                           exceeding $1 billion to $2 billion; 0.66% of
                                                           assets exceeding $2 billion
                          Net assets at 12/31/99:          $67,480,045
Advantus Horizon Fund,
  Inc...................  Current advisory fee:            0.80%
                          Proposed advisory fee:           0.70% of assets to $1 billion; 0.65% of assets
                                                           exceeding $1 billion to $2 billion; 0.60% of
                                                           assets exceeding $2 billion
                          Net assets at 12/31/99:          $97,679,395
Advantus Index 500 Fund,
  Inc...................  Current advisory fee:            0.34%
                          Proposed advisory fee:           0.34% of assets to $500 million; 0.30% of
                                                           assets exceeding $500 million to $1 billion;
                                                           0.25% of assets exceeding $1 billion to $2
                                                           billion; 0.20% of assets exceeding $2 billion
                          Net assets at 12/31/99:          $61,351,031
Advantus
  International
  Balanced
  Fund, Inc.............  Current advisory fee:            0.95% of assets to $25 million; 0.80% of
                                                           assets exceeding $25 million to $50 million;
                                                           0.75% of assets exceeding $50 million to $100
                                                           million; 0.65% of assets exceeding $100
                                                           million
                          Proposed advisory fee:           0.70% of assets to $250 million; 0.65% of
                                                           assets exceeding $250 million to $500 million;
                                                           0.60% of assets exceeding $500 million to $1
                                                           billion; 0.55% of assets exceeding $1 billion
                          Net assets at 12/31/99:          $60,346,282

          FUND
          ----
Advantus Money Market
  Fund, Inc.............  Current advisory fee:            0.50%
                          Proposed advisory fee:           0.50% of assets to $500 million; 0.45% of
                                                           assets exceeding $500 million to $1 billion;
                                                           0.425% of assets exceeding $1 billion to $2
                                                           billion; 0.40% of assets exceeding $2 billion
                          Net assets at 12/31/99:          $39,943,860
Advantus Mortgage
  Securities Fund,
  Inc...................  Current advisory fee:            0.575%
                          Proposed advisory fee:           0.475% of assets to $1 billion; 0.46% of
                                                           assets exceeding $1 billion to $2 billion;
                                                           0.45% of assets exceeding $2 billion
                          Net assets at 12/31/99:          $50,299,132
Advantus Real Estate
  Securities Fund,
  Inc...................  Current advisory fee:            0.75%
                          Proposed advisory fee:           0.75% of assets to $1 billion; 0.725% of
                                                           assets exceeding $1 billion to $2 billion;
                                                           0.70% of assets exceeding $2 billion
                          Net assets at 12/31/99:          $8,771,107
Advantus Spectrum Fund,
  Inc...................  Current advisory fee:            0.60%
                          Proposed advisory fee:           0.50% of assets to $1 billion; 0.48% of assets
                                                           exceeding $1 billion to $2 billion; 0.46% of
                                                           assets exceeding $2 billion
                          Net assets at 12/31/99:          $113,907,711
Advantus Venture Fund,
  Inc...................  Current advisory fee:            0.80%
                          Proposed advisory fee:           0.70% of assets to $1 billion; 0.68% of assets
                                                           exceeding $1 billion to $2 billion; 0.66% of
                                                           assets exceeding $2 billion
                          Net assets at 12/31/99:          $32,783,775

ACTUAL AND PRO FORMA ADVISORY FEES PAID; OTHER FEES PAID TO AFFILIATES OF ADVANTUS CAPITAL

     The following table sets forth the actual advisory fees paid by each Portfolio during the year ended December 31, 1999; the pro forma fees each such Portfolio would have paid during such period if the proposed advisory fee schedules had been in effect; and the percentage difference between these two figures, using the actual figure as the denominator. The last column of the table sets forth the aggregate fees, other than advisory fees, paid by each such Portfolio to Advantus Capital and its affiliated persons, and affiliated persons of such persons, during such period. The figures in this column represent fees paid by the Portfolios to Minnesota Life for certain accounting, legal, and other administrative services. Minnesota Life will continue to provide these services to the Portfolios if shareholders approve the proposed changes to the advisory agreement.

     THE PRO FORMA DECREASES IN ADVISORY FEES WHICH ARE DEPICTED IN THE FOLLOWING TABLE DO NOT TAKE INTO ACCOUNT THE PROPOSED DISTRIBUTION FEES THAT ARE DISCUSSED UNDER "PROPOSAL FOUR" BELOW. As noted before, with respect to several Portfolios, the net effect of approving the changes in the advisory agreement that are discussed in this section and the distribution fees that are discussed under "PROPOSAL FOUR" will be to increase the expenses borne by the Portfolios and, indirectly, by shareholders. Expense tables showing the Portfolios' current expenses, and their pro forma expenses giving effect to both the proposed advisory fee changes and the proposed distribution fees, are set forth under "-- Actual and Pro Forma Expense Tables and Examples" above. The following table also does not take into account the Portfolios' other expenses or the charges and expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolios.

                                                                                               OTHER FEES PAID
                                          ACTUAL ADVISORY      PRO FORMA                     TO ADVANTUS CAPITAL
                                             FEES PAID       ADVISORY FEES     PERCENTAGE      AND AFFILIATES
                                            DURING YEAR         FOR YEAR        INCREASE         DURING YEAR
              PORTFOLIO                   ENDED 12/31/99     ENDED 12/31/99    (DECREASE)      ENDED 12/31/99
              ---------                   ---------------    --------------    ----------    -------------------
Growth................................      $2,494,891         $2,245,402       (10.00%)           $45,400
Bond..................................         905,784            543,470       (40.00%)            45,400
Money Market..........................         715,791            357,895       (50.00%)            45,400
Asset Allocation......................       3,331,000          2,331,700       (30.00%)            45,400
Mortgage Securities...................         664,424            398,654       (40.00%)            45,400
Index 500.............................       2,380,660            720,165       (69.75%)            45,400
Capital Appreciation..................       2,859,868          1,906,578       (33.33%)            45,400
International Stock...................       2,264,523          1,905,764       (15.84%)            33,300
Small Company Growth..................       1,449,287          1,256,049       (13.33%)            45,400
Maturing Government Bond 2002.........          19,643             19,643            0%             45,400
Maturing Government Bond 2006.........          16,349             16,349            0%             45,400
Maturing Government Bond 2010.........          13,438             13,438            0%             45,400
Value Stock...........................       1,511,048          1,007,365       (33.33%)            45,400
Small Company Value...................          77,509             72,342        (6.67%)            45,400
Global Bond...........................         188,285            188,285            0%             33,300
Index 400 Mid-Cap.....................          61,826             23,185       (62.50%)            45,400
Macro-Cap Value.......................         113,418             80,999       (28.58%)            33,300
Micro-Cap Growth......................         171,857            148,422       (13.64%)            45,400
Real Estate Securities................          41,354             33,083       (20.00%)            45,400

INFORMATION CONCERNING THE INVESTMENT ADVISORY AGREEMENT

     Advantus Capital acts as investment adviser and manager of the Portfolios under an Investment Advisory Agreement dated May 1, 1997, which was most recently approved by shareholders on April 24, 1997. Under the advisory agreement and exemptive relief granted by the SEC, Advantus Capital may appoint sub-advisers for the Portfolios with the approval of the Fund's Board of Directors but without obtaining shareholder approval. The advisory agreement was submitted to shareholders at that time for the purpose of approving a single advisory agreement covering all the Portfolios in place of the multiple agreements that were then in effect. The advisory agreement was last approved by the Board of Directors (including a majority of the directors who are not parties to the contract, or interested persons of any such party) on February 10, 2000. The proposed amendments to this agreement are described above. This section describes the provisions of the advisory agreement that are not proposed to be changed.

     Under the advisory agreement, Advantus Capital furnishes the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. The Fund pays all its costs and expenses which are not assumed by Advantus Capital. These Fund expenses include, by way of example, but not by way of limitation, all expenses incurred in the operation of the Fund including, among others, interest, taxes, brokerage fees and commissions, fees of the directors who are not employees of Advantus Capital or any of its affiliates, expenses of directors' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, association membership dues, charges of custodians, auditing and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the SEC and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. Advantus Capital also bears all costs under its agreement with Wilshire Associates for the use by Advantus Capital, in connection with the Index 500 Portfolio, of Wilshire Associates' proprietary index fund statistical sampling technique.

     Each Portfolio bears all expenses that may be incurred with respect to its individual operation, including but not limited to transaction expenses, advisory fees, brokerage, interest, taxes and the charges of the custodian. The Fund pays all other expenses not attributable to a specific Portfolio, but those expenses are allocated among the Portfolios on the basis of the size of their respective net assets unless otherwise allocated by the Board of Directors of the Fund.

     The advisory agreement will terminate automatically in the event of assignment. In addition, the advisory agreement is terminable at any time, without penalty, by the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities on 60 days' written notice to Advantus Capital, and by Advantus Capital on 60 days' written notice to the Fund. Unless sooner terminated, the advisory agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not interested persons of any party to the advisory agreement, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of any continuance of advisory agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the class of capital stock of that Portfolio votes to approve such continuance, notwithstanding that such continuance may not have been approved by a majority of the outstanding voting securities of the Fund.

INFORMATION CONCERNING ADVANTUS CAPITAL

     Advantus Capital was incorporated in Minnesota in June 1994, and is a wholly-owned subsidiary of Minnesota Life. Minnesota Life is a third-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc. Minnesota Life was organized in 1880, and has assets of more than $16 billion. The address of each of Advantus Capital, Minnesota Life, and Minnesota Mutual Companies, Inc. is 400 Robert Street North, St. Paul, Minnesota 55101.

     The names of the principal executive officer and each director of Advantus Capital are set forth below. Each such person's principal occupation is holding the positions with Advantus Capital indicated below and certain positions with Minnesota Life and its other subsidiaries, and each such person's address is 400 Robert Street North, St. Paul, Minnesota 55101.

                    NAME                                    POSITIONS WITH ADVANTUS CAPITAL
                    ----                         -----------------------------------------------------
William N. Westhoff..........................    President, Treasurer, and Director
Frederick P. Feuerherm.......................    Vice President, Assistant Secretary, and Director

     The following table identifies each officer or director of the Fund who is an officer, employee, director or shareholder of Advantus Capital.

                NAME                       POSITIONS WITH FUND         POSITIONS WITH ADVANTUS CAPITAL
                ----                    -------------------------    ------------------------------------
William N. Westhoff.................    President and Director       President, Treasurer, and Director
Frederick P. Feuerherm..............    Vice President, Director,    Vice President, Assistant Secretary,
                                          and Treasurer                and Director

     During the Fund's fiscal year ended December 31, 1999, the Fund did not pay any commissions to any broker that is an affiliated person of the Fund; that is an affiliated person of such person; or an affiliated person of which is an affiliated person of Advantus Capital or Minnesota Life.

VOTE REQUIRED

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF EACH PORTFOLIO VOTE TO APPROVE THE PROPOSED CHANGES TO THE ADVISORY AGREEMENT. In order to be approved with respect to a Portfolio, the changes must be approved by a majority of the outstanding shares of the Portfolio, as defined in the 1940 Act, which means the lesser of the vote of (a) 67% of the shares of the Portfolio present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Portfolio. If voting instructions are not received from a Contract owner or annuitant, Minnesota Life will vote Portfolio shares held in its sub-accounts (as well as Portfolio shares not attributable to Contracts) in the same proportion as Portfolio shares of held by the sub-accounts for which instructions are received. As noted before, even if shareholders of a Portfolio (other than the Term Portfolios) approve the changes discussed in this section, these changes will not be implemented unless such shareholders also approve the proposed plan of distribution described in the next section.

                                 PROPOSAL FOUR
                 TO APPROVE A PLAN OF DISTRIBUTION FOR THE FUND

This proposal applies to all Portfolios except Maturing Government Bond 2002 Portfolio, Maturing Government Bond 2006 Portfolio, and Maturing Government Bond 2010 Portfolio.

INTRODUCTION

     As noted in "PROPOSAL THREE" above, the Board of Directors is proposing that each Portfolio other than the Term Portfolios approve a plan of distribution under Rule 12b-1, pursuant to which each such Portfolio would pay a distribution fee equal to 0.25% of the Portfolio's average daily net assets per annum. Rule 12b-1 under the 1940 Act provides, among other things, that a mutual fund can finance activities primarily intended to result in the sale of its shares only pursuant to a plan adopted in accordance with the rule.

     The terms of the proposed plan of distribution are described in greater detail under the caption "-- Terms of the Plan of Distribution" below, and a copy of the plan is attached to this proxy statement as Appendix B. In general, the proposed plan of distribution provides that each Portfolio will pay a distribution fee at the yearly rate set forth above on a quarterly basis to the Portfolios' distributor, to insurance companies offering Portfolio shares through separate accounts, or to others for distribution-related activities primarily intended to sell shares of the Portfolios or Contracts offering such shares. The fee also may be used to pay such entities for certain shareholder servicing activities. For the reasons discussed in "-- Background; Reasons for Board of Directors' Recommendation" below, the Board of Directors is recommending that shareholders of each Portfolio covered by this proposal approve the plan of distribution.

     The Board of Directors also has approved a distribution agreement between the Portfolios and Ascend Financial which will take effect if shareholders approve the plan of distribution. Under the distribution agreement, Ascend Financial, an affiliate of Advantus Capital and Minnesota Life, will act as distributor for the Portfolios, and the Portfolios will pay the distribution fee to Ascend Financial. As distributor, Ascend Financial will provide the services called for by the distribution agreement either directly or through affiliated or unaffiliated third parties. If Ascend Financial provides these services through third parties, it will compensate the third parties out of the fees paid to it under the plan of distribution or its other resources. Initially, it is expected that Ascend Financial will provide these services through Minnesota Life and will compensate Minnesota Life out of the distribution fee.

     WITH RESPECT TO 11 OF THE 16 PORTFOLIOS COVERED BY THIS PROPOSAL, THE NET EFFECT ON A PRO FORMA BASIS OF APPROVING THE PLAN OF DISTRIBUTION THAT IS DISCUSSED IN THIS SECTION AND THE CHANGES TO THE ADVISORY AGREEMENT THAT ARE DISCUSSED UNDER "PROPOSAL THREE" WILL BE TO INCREASE THE TOTAL EXPENSES BORNE BY THE PORTFOLIOS AND, INDIRECTLY, BY SHAREHOLDERS. EXPENSE TABLES SHOWING THE CURRENT EXPENSES OF THE PORTFOLIOS OTHER THAN THE TERM PORTFOLIOS (WHICH ARE NOT COVERED BY THIS PROPOSAL, AND WHOSE ADVISORY FEES AND OTHER EXPENSES WILL NOT CHANGE), AND THEIR PRO FORMA EXPENSES ASSUMING APPROVAL OF THESE CHANGES, ARE SET FORTH IN THE SECTION CALLED "PROPOSAL THREE -- ACTUAL AND PRO FORMA EXPENSE TABLES AND EXAMPLES" ABOVE.

BACKGROUND; REASONS FOR BOARD OF DIRECTORS' RECOMMENDATION

     In order to understand the full background of this proposal, you should read the section called "PROPOSAL THREE -- Background; Reasons for Board of Directors' Recommendation" above. In brief, until now the Portfolios have not utilized a principal underwriter or distributor in connection with the distribution of their shares, and the current advisory agreement between the Portfolios and Advantus Capital requires the latter to bear all advertising and promotional expenses in connection with the distribution of the Fund's shares. In view of recent trends in the industry, Advantus Capital recommended to the Board that another company within the Minnesota Life family of companies, Ascend Financial, should become the distributor for the Portfolios. Ascend Financial already acts as distributor for eleven mutual funds advised by Advantus Capital which are offered directly to the public, rather than through Contracts.

     In determining whether to approve the proposed plan of distribution, the Board of Directors considered the following material factors:

     - The Board noted that in recent years, the channels through which variable annuity and variable life contracts and their underlying portfolios are marketed to the public have evolved substantially, as have the means by which and entities through which distribution- and shareholder servicing-related activities are carried out. The Board believed that the retention of a distributor by the Portfolios and the payment of a distribution fee to the distributor would provide the resources and flexibility needed in order for the Portfolios to respond to these industry changes.

     - The Board also noted that, although Minnesota Life historically has played a substantial role in actually marketing the Portfolios to Contract owners, it currently receives no compensation for providing this service. The Board believed that the proposed distribution plan would provide a mechanism for incenting Minnesota Life and its agents to promote sales of Portfolio shares.

     - In addition, the Board noted that in many cases, Contract owners may elect to participate in mutual funds other than the Portfolios which are advised by companies not affiliated with Minnesota Life. In these cases, the Portfolios are effectively competing with such other mutual funds for Contract owners' investment elections. In such cases, Minnesota Mutual may receive marketing support from the other mutual funds or persons affiliated with them. The Board believed that the proposed distribution plan would enable the Portfolios to compete on a more equal footing with these other mutual funds by providing similar marketing support.

     - The Board also considered the possibility that at some time in the future, the Portfolios may wish to offer their shares through separate accounts of insurance companies not affiliated with Advantus Capital. The Board believed that the proposed distribution plan could facilitate such offerings if they are undertaken.

     - In light of the foregoing factors, the Board considered the likelihood that the proposed plan of distribution will increase sales of Portfolio shares, the benefits to the Portfolios and their shareholders that could result from increased sales, and the expense that will be borne by the Portfolios and their shareholders under the plan. The Board believed that the possible benefits to the Portfolios and their shareholders from increased sales include economies of scale resulting in potentially lower expense ratios, more investment flexibility, and increased liquidity. The Board recognized in this regard that Advantus Capital also would benefit from increased sales, since its advisory fees are based on the respective Portfolios' net asset levels. The Board also considered whether any reasonable alternatives to the proposed plan of distribution existed.

     Based on the foregoing considerations, the Board of Directors concluded that there is a reasonable likelihood that the proposed plan of distribution will benefit the Portfolios and their shareholders. The Board therefore approved the proposed plan of distribution and recommended its approval by Portfolio shareholders.

TERMS OF THE PLAN OF DISTRIBUTION

     This section summarizes the terms of the proposed plan of distribution. A copy of the plan is attached to this proxy statement as Appendix B.

     The plan provides that the Fund will pay Ascend Financial, the insurance companies through whose separate accounts Portfolio shares may be offered ("Insurance Companies"), or others, for distribution-related activities primarily intended to sell Portfolio shares or Contracts offering such shares. These payments may be used for, among other things, the printing of prospectuses and reports used for sales purposes, preparing and distributing sales literature and related expenses, advertisements, education of Contract owners or dealers and their representatives, trail commissions, and other distribution-related expenses, including a prorated portion of the overhead expenses of Ascend Financial or the Insurance Companies which are attributable to the distribution of these Contracts. The plan provides that Ascend Financial may undertake such activities directly or may compensate others for undertaking such activities.

     Payments under the plan may also be used to pay the Insurance Companies, dealers or others for non-distribution services, including, among other things, responding to inquiries from Contract owners regarding the Fund, printing and mailing Fund prospectuses and other shareholder communications to existing Contract owners, direct communications with Contract owners regarding Fund operations and Portfolio composition and performance, furnishing personal services or such other enhanced services as the Fund or a Contract may require, or maintaining customer accounts and records.

     Under the plan, the Fund will pay an amount equal to 0.25% per annum of the average daily net assets of the each Portfolio covered by the Plan. These payments will be made quarterly by the Fund to Ascend Financial, the Insurance Companies, or others. As discussed above, if shareholders approve the plan, a distribution agreement between the Fund and Ascend Financial will take effect, pursuant to which Ascend Financial will provide the services called for by such agreement and will receive this fee. The plan cannot be amended to increase materially the amount to be paid under the plan without approval by a "majority of the outstanding shares" of each Portfolio that would be affected, as that phrase is defined in the 1940 Act.

     The plan will continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by a vote of the Board of Directors, including the non-interested Board members, cast in person at a meeting called for such purpose. The plan, and any agreements entered into pursuant to the plan, may be terminated with respect to the Fund (or any Portfolio thereof) at any time without penalty, by vote of a majority of the outstanding shares of the Fund (or such Portfolio) or by vote of a majority of the non-interested Board members, on not more than 60 days' written notice, or by the distributor on not more than 60 days' written notice. The plan will terminate automatically if any act occurs that constitutes an assignment of the advisory agreement between the Fund and its investment adviser.

     The plan does not require the distributor or other recipient of payments under the plan to maintain any specific level of expenditures, nor is the distributor or other recipient precluded from earning a profit. Nothing in the plan limits the ability of the distributor, the Portfolios' investment adviser, or others to utilize their own funds in connection with the promotion of sales of Portfolio shares.

VOTE REQUIRED

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF EACH PORTFOLIO VOTE TO APPROVE THE PROPOSED PLAN OF DISTRIBUTION. In order to be approved with respect to a Portfolio, the plan of distribution must be approved by a majority of the outstanding shares of the Portfolio, as defined in the 1940 Act, which means the lesser of the vote of (a) 67% of the shares of the Portfolio present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Portfolio. If voting instructions are not received from a Contract owner or annuitant, Minnesota Life will vote Portfolio shares held in its sub-accounts (as well as Portfolio shares not attributable to Contracts) in the same proportion as Portfolio shares of held by the sub-accounts for which instructions are received.

                                 PROPOSAL FIVE
     TO APPROVE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE FUND

This proposal applies to all Portfolios.

     The Board of Directors is recommending that shareholders approve amended and restated articles of incorporation of the Fund. The Fund's current governing document consists of restated articles of incorporation filed with the Minnesota Secretary of State on April 23, 1999, as corrected by articles of correction filed on January 5, 2000 (collectively, the "Current Articles"). A copy of the amended and restated articles of incorporation, in the form proposed to be approved (the "Revised Articles"), is attached to this proxy statement as Appendix C. The Revised Articles would make the following changes to the Current Articles:

MULTIPLE CLASSES OF SHARES

     Under the Current Articles, each Portfolio can issue only one class of shares. The Revised Articles would authorize the Board of Directors, without shareholder action, to cause any of the existing Portfolios, or any portfolios which may be created in the future, to issue more than one class of shares. If the Board authorizes any of the existing Portfolios to issue new classes of shares in the future, such action will not change the rights of the class of shares which current shareholders hold or the fees and expenses to which they are subject.

     If the Revised Articles are approved, separate classes of shares within a Portfolio may be subject to such differing charges and expenses as the Board of Directors (and, if required by applicable law, the shareholders) approves, consistent with the 1940 Act, the rules of the National Association of Securities Dealers, and applicable insurance regulations. Such differing charges and expenses may include, for example, front-end, deferred or other sales charges, and expenses under Rule 12b-1 plans, administration plans, service plans, or other plans or arrangements. Such class-specific charges and expenses would be reflected in the amount of dividends and other distributions payable with respect to the applicable class of shares and in the net asset value per share of the class. Under the Revised Articles, the Board of Directors could provide that a class of shares within a Portfolio is convertible (automatically, optionally, or otherwise) into one or more other classes of shares within the same Portfolio.

     The Board of Directors does not have a present intention to authorize new classes of shares of the existing Portfolios. However, many mutual funds currently issue shares in multiple classes with differing fee and expense structures which are designed to appeal to different distribution channels. Thus, by offering multiple classes of shares, a fund may expand the number of its distribution channels, increase the fund's net assets, and lower its expense ratio by spreading its expenses over a larger asset base. The Board of Directors believes that it is in the shareholders' best interests for the Board to have the flexibility to pursue such a strategy in the future if it so chooses.

VOTING RIGHTS

     The Current Articles provide that all shares of all Portfolios vote together, and not as separate Portfolios, on any matter submitted to shareholders, except that no Portfolio may vote on the submission of an investment advisory contract or on a change in investment policy as it may pertain to another Portfolio.

     The Revised Articles would add two more instances in which shares of a Portfolio (or of a class within a Portfolio) would vote separately, and not in the aggregate with all other Portfolios:

     - Shares would be voted by individual Portfolio or class to the extent required by the 1940 Act or by the Minnesota Business Corporation Act; and

     - As to any matter which affects the interest only of a particular Portfolio (or class within a Portfolio), only the holders of shares of the affected Portfolio (or class) would be entitled to vote.

The first of these changes simply states the result that would follow in any event, since the requirements of the 1940 Act and of the Minnesota Business Corporation Act regarding voting by Portfolio or class effectively "override" anything to the contrary which is set forth in the Fund's articles of incorporation.

     The second of these changes clarifies that shareholders of a Portfolio (or of a class of shares within a Portfolio) do not have the right to vote on matters that do not affect them. The Current Articles state that this is the case with respect to investment advisory contracts and changes in investment policies. However, other instances may arise in which shareholders of a Portfolio (or of a class of shares within a Portfolio) have no interest in actions which affect only other Portfolios (or classes). For example, if one Portfolio proposes to merge with another Portfolio, shareholders of the remaining Portfolios have no interest in the transaction, and should not have the right to vote on it. Similarly, if a Rule 12b-1 plan of distribution is proposed for one class of shares, the other classes of shares have no interest therein, and should not have the right to vote on it. The

Proposed Articles would make it clear that in these and similar instances, only the shareholders who are affected by a proposed action have the right to vote thereon.

ELECTION OF DIRECTORS; ANNUAL SHAREHOLDERS MEETING

     The Current Articles provide in part that:

     "The Board of Directors shall consist of those persons elected to that office by the shareholders. The members of the Board of Directors shall be elected by ballot at an annual meeting of the shareholders. Each director shall serve until the next annual meeting of the shareholders and until a successor is duly elected and qualified."

Under these provisions, if a director resigns or dies, the Board of Directors does not have the power to appoint a replacement director without shareholder approval. The Board also could not increase its size and add a new director without shareholder approval. In addition, the provisions may be read to imply that the Fund will hold annual shareholders meetings, although the Current Articles do not otherwise provide for annual meetings.

     Under the Revised Articles, these provisions would be eliminated. Thus, under Minnesota law, the Board of Directors would have the power to appoint a replacement director or a new director without shareholder approval. The Board of Directors believes that it would be in shareholders' best interests for the Board to be able to take such action when it is necessary (in the case of a Board vacancy) or deemed appropriate by the Board (in the case of an addition to the Board), without the delay and expense of calling a shareholders meeting.

     The Board has noted in this regard that the 1940 Act contains limitations on how many directors may be appointed by the Board without shareholder approval. Section 16(a) of the 1940 Act provides in substance that directors may be appointed by the Board without shareholder approval only if, after the appointment, at least two-thirds of the directors then in office have been elected by shareholders. Section 16(a) also provides that if less than a majority of the directors in office at any given time have been elected by shareholders, the Board must call a special shareholders meeting for the purpose of electing directors. These provisions thus provide an effective check on the Board's ability to reconstitute itself without shareholder approval.

     With respect to annual shareholders meetings, the Board has noted that neither the 1940 Act nor Minnesota law requires the Fund to hold such meetings. In addition, because the Current Articles do not provide for annual meetings except by possible implication, it has been the Fund's practice not to hold such meetings. This practice is consistent with that of the other funds in the Advantus Fund Complex and of most other mutual funds. The Proposed Articles would make it clear that the Fund need not hold annual shareholders meetings. The Board of Directors believes that it is in shareholders' best interests for the Fund to avoid the expense associated with such meetings.

TECHNICAL AND CONFORMING CHANGES

     The Revised Articles also would make the following technical and conforming changes to the Current Articles:

     - Under the Current Articles, each Portfolio is represented by a "class" of shares. Under the Revised Articles, each Portfolio would be represented by a "series" of shares, and, as described above, the Board could authorize separate "classes" of shares within these series. This nomenclature conforms with industry usage.

     - Where appropriate, references in the Current Articles to "classes" of shares would become references to "series and classes" of shares.

     - In the name of the Fund as set forth in the Current Articles, the word "ADVANTUS" appears in all capital letters. This would be changed to "Advantus" in the Revised Articles, thus conforming the articles to the Fund's customary usage.

     - A provision concerning exculpation of directors would be moved from
       Article X (captioned "Perpetual Existence") to Article VII (captioned "Indemnification"), where it more logically belongs. The substance of the provision would not be changed.

VOTE REQUIRED

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE REVISED ARTICLES. The vote of a majority of the shares of the Fund represented at the meeting, provided at least a quorum is represented in person or by proxy, is sufficient to approve the Revised Articles. If voting instructions are not received from a Contract owner or annuitant, Minnesota Life will vote Portfolio shares held in its sub-accounts (as well as Portfolio shares not attributable to Contracts) in the same proportion as Portfolio shares of held by the sub-accounts for which instructions are received.

                                  PROPOSAL SIX
                                RATIFICATION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

This proposal applies to all Portfolios.

     The 1940 Act provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company or of its investment adviser. The 1940 Act provides that the selection be submitted for ratification or rejection by the shareholders.

     The Board of Directors of the Fund, including a majority of the directors who are not interested persons of Advantus Capital or the Fund, has selected KPMG LLP to be the Fund's independent public accountants for the fiscal year ending December 31, 2000. KPMG LLP has no direct or material indirect financial interest in the Fund or in Advantus Capital, other than receipt of fees for services to the Fund. KPMG LLP has served as the independent public accountants for the Fund since its inception. KPMG LLP also serves as independent public accountants for the other funds in the Advantus Fund Complex, which are also advised by Advantus Capital.

     Representatives of KPMG LLP are expected to be present at the meeting. Such representatives will be given the opportunity to make a statement to the shareholders if they desire to do so and are expected to be available to respond to any questions which may be raised at the meeting.

VOTE REQUIRED

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE RATIFICATION OF KPMG LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS FOR THAT FUND. The affirmative vote of a majority of the shares of the Fund represented at the meeting, provided a quorum is represented in person or by proxy, is sufficient for the ratification of the selection of the independent public accountants. If voting instructions are not received from a Contract owner or annuitant, Minnesota Life will vote Portfolio shares held in its sub-accounts (as well as Portfolio shares not attributable to Contracts) in the same proportion as Portfolio shares of held by the sub-accounts for which instructions are received.

                             SHAREHOLDER PROPOSALS

     The Fund is not required to hold annual shareholders meetings. Since the Fund does not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Any shareholder proposal which may properly be included in the proxy solicitation material for a shareholder meeting must be received by the Fund no later than four months prior to the date proxy statements are mailed to shareholders.

Dated: March 17, 2000                     Michael J. Radmer, Secretary

                                   APPENDIX A

                         INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT, made this 1st day of May, 2000, by and between Advantus Series Fund, Inc., a Minnesota corporation (the "Fund") and Advantus Capital Management, Inc., a Minnesota corporation ("Adviser");

                                  WITNESSETH:

     WHEREAS, the Fund is engaged in business as a diversified open-end management investment company registered as such under the Investment Company Act of 1940 (the "Investment Company Act") and offers for sale distinct series of shares of common stock (each a "Portfolio"), each of which Portfolios pursues its investment objectives through separate policies;

     WHEREAS, the Adviser is engaged in rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940;

     WHEREAS, the Fund desires and intends to have one or more investment advisers ("Sub-Advisers") provide investment advisory and portfolio management services with respect to the Portfolios other than those Portfolios managed by the Adviser; and

     WHEREAS, the Fund desires to appoint the Adviser to provide investment advisory and management services to the Fund and each Portfolio as now exists and as hereafter may be established in the manner and on the terms hereinafter set forth, and the Adviser is willing to furnish such services.

     NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties do hereby agree as follows:

SECTION 1. APPOINTMENT OF ADVISER

     The Fund appoints the Adviser to act as the investment adviser to and manager of the Fund and the Portfolios, to manage the investment and reinvestment of the assets of those Portfolios and to administer each Portfolio's affairs subject to the supervision of the Board of Directors of the Fund on the terms and conditions set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement.

     The Adviser will for all purposes provided in this Agreement be deemed to be an independent contractor and will have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund, unless otherwise expressly provided or authorized either in this Agreement or in another writing by the Fund. The Fund retains the ultimate responsibility and authority for direction and control of the services provided by the Adviser pursuant to this Agreement.

SECTION 2. DUTIES OF THE ADVISER

     The investment of the assets of the Fund shall at all times be subject to the applicable provisions of the Articles of Incorporation, the Bylaws, the Registration Statement, the current Prospectus and the Statement of Additional Information of the Fund and shall conform to the investment objectives, policies and restrictions of the Fund as set forth in such documents and as interpreted from time to time by the Board of Directors of the Fund. Within the framework of the investment objectives, policies and restrictions of the Fund, the Adviser shall have the sole and exclusive responsibility for the management of the Fund's several Portfolios and the making and execution of all investment decisions for the Fund and those Portfolios which the Adviser manages directly.

     In carrying out its obligations to manage the investments and reinvestments of the assets of the Portfolios of the Fund, the Adviser shall: (1) obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Fund's Portfolios or are under consideration for inclusion therein; (2) formulate and implement a continuous investment program for each Portfolio consistent with the investment objective and related investment policies for each such Portfolio as set forth in the Fund's registration statement, as amended; and (3) take such steps as are necessary to implement the aforementioned investment programs by purchase and sale of securities including the placing of orders for such purchases and sales.

     The Adviser shall report to the Board of Directors of the Fund regularly at such times and in such detail as the Board may from time to time determine to be appropriate in order to permit the Board to determine the adherence of the Adviser to the investment objectives, policies and restrictions of the Fund and of each of its Portfolios.

     The Adviser shall, at its own expense, furnish the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser shall arrange for officers or employees of the Adviser to serve without compensation from the Fund as directors, officers or employees of the Fund if duly elected or appointed to such positions by the shareholders, directors or officers of the Fund.

     The Adviser shall maintain all records necessary in the operation of the Fund including records pertaining to its shareholders and investments. The Adviser hereby acknowledges that all such records are the property of the Fund, and in the event that a transfer of management or investment advisory services to someone other than the Adviser should ever occur, the Adviser will promptly and at its own cost, take all steps necessary to segregate such records and deliver them to the Fund.

SECTION 3. COMPENSATION FOR SERVICES

     In payment for the investment advisory services to be rendered by the Adviser hereunder, the Fund shall pay to the Adviser as full compensation for all services hereunder a fee computed separately for each Portfolio at an annual rate, as set forth in Schedule A to this Agreement.

     The amount of the fees as set forth in Schedule A hereto will be deducted on each business day from the value of each Portfolio of the Fund prior to determining the Portfolio's net asset value for the day and it shall be transmitted or credited to the Adviser. The fee shall be based on the net asset values of all of the issued and outstanding shares of such Portfolio of the Fund as determined as of the close of each business day pursuant to the Articles of Incorporation, Bylaws and currently effective Prospectus and Statement of Additional Information of the Fund.

SECTION 4. USE OF SUB-ADVISER

     (a) Subject to the supervision and direction of the Board of Directors, the Adviser will provide to the Fund investment management evaluation services with respect to certain Portfolios principally by performing initial review of prospective Sub-Advisers for those Portfolios and supervising and monitoring Sub-Adviser performance thereafter. The Adviser agrees to report to the Fund the results of its evaluation, supervision and monitoring functions and to keep certain books and records of the Fund in connection therewith. The Adviser further agrees to communicate performance expectations and evaluations to the Sub-Advisers, and to recommend to the Fund whether agreements with Sub-Advisers should be renewed, modified or terminated.

     (b) The Adviser is responsible for informing the Sub-Advisers of the investment objective(s), policies and restrictions of the Portfolio(s) for which the Sub-Adviser is responsible, for informing or ascertaining that it is aware of other legal and regulatory responsibilities applicable to the Sub-Adviser with respect to the Portfolio(s) for which the Sub-Adviser is responsible, and is not responsible for the specific actions (or inactions) of a Sub-Adviser in the performance of the duties assigned to it.

     (c) The Adviser shall enter into an agreement(s) ("Sub-Advisory Agreement") with one or more Sub-Advisers for each Portfolio which the Adviser does not manage directly. The Sub-Advisory Agreement between the Adviser and any Sub-Adviser shall be subject to the approval of the Fund's Board of Directors.

     (d) The Adviser shall be responsible for the fees payable to and shall pay the Sub-Adviser of each Portfolio the fee as specified in the Sub-Advisory Agreement relating thereto.

SECTION 5. ALLOCATION OF EXPENSES

     In addition to the fee described in Section 3 hereof, the Fund shall pay all its costs and expenses which are not assumed by the Adviser. These Fund expenses include, by way of example, but not by way of limitation, all expenses incurred in the operation of the Fund including, among others, interest, taxes, brokerage fees and commissions, fees of the directors who are not employees of the Adviser or any of its affiliates, expenses of the directors' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, association membership dues, charges of custodians, auditing and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders.

     Each Portfolio will bear all expenses that may be incurred with respect to its individual operation, including but not limited to transaction expenses, advisory fees, brokerage, interest, taxes and the charges of the custodian. The Fund will pay all other expenses not attributable to a specific Portfolio, but those expenses will be allocated among the Portfolios on the basis of the size of their respective net assets unless otherwise allocated by the Board of Directors of the Fund.

SECTION 6. FREEDOM TO DEAL WITH THIRD PARTIES

     The Adviser shall be free to render services to others, including other investment companies, similar to those rendered under this Agreement or of a different nature except as such services may conflict with the services to be rendered or the duties to be assumed hereunder. It is understood and agreed that the officers, directors and employees of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or employees of any other firm or corporation, including other investment companies.

SECTION 7. CONFLICTS OF INTEREST

     It is understood that directors, officers, agents and stockholders of the Fund are or may be interested in the Adviser as directors, officers, stockholders, or otherwise; that directors, officers, agents and stockholders of the Adviser are or may be interested in the Fund as directors, officers, stockholders or otherwise; that the Adviser may be interested in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Articles of Incorporation of the Fund and the Adviser, respectively, or by specific provision of applicable law.

SECTION 8. REGULATION

     The Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

SECTION 9. EFFECTIVE DATE, DURATION AND TERMINATION OF AGREEMENT

     This Agreement shall become effective upon the later of its approval by the Shareholders of the capital stock of each Portfolio or the date of its execution first above written. This Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund, provided that in either event such continuance shall also be approved by the vote of a majority of the directors of the Fund who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required Shareholder approval of this Agreement or of any continuance of this Agreement shall be effective with respect to a Portfolio if a majority of the outstanding voting securities (as defined in Rule 18f-2(h) under the Investment Company Act) of capital stock of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of the Fund.

     If the Shareholders of capital stock of any Portfolio to which this Agreement relates fail to approve the Agreement or any continuance of the Agreement, the Adviser will continue to act as investment adviser with respect to such Portfolio pending the required approval of the Agreement or its continuance, of a new contract with the Adviser or a different adviser or other definitive action; provided, that the compensation received by the Adviser in respect of the Portfolio during such period will be no more than its actual costs incurred in furnishing investment advisory and management services to the Portfolio or the amount it would have received under the Agreement in respect of the Portfolio, whichever is less.

     This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of a Portfolio or by the Adviser, on sixty days' written notice to the other party. This Agreement will automatically terminate in the event of its assignment (as defined in the Investment Company
Act).

SECTION 10. AMENDMENTS TO THE AGREEMENT

     This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of the Fund and by the vote of a majority of the directors of the Fund who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Portfolio to which this Agreement relates if a majority of the outstanding voting securities of the capital stock of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of the Fund. Notwithstanding the foregoing, this Agreement may be amended without shareholder approval to the extent such is permitted under then-current regulatory interpretations of the Investment Company Act.

SECTION 11. NOTICE OF INFORMATION

     Each party hereto shall advise the others promptly of (a) any action of the Securities and Exchange Commission or any authorities of any state or territory, of which it has knowledge, affecting registration or qualification of the Fund, and (b) the happening of any event which makes untrue any statement, or which requires the making of any change, in the registration statement or prospectus in order to make the statements therein not misleading.

SECTION 12. ENTIRE AGREEMENT

     This Agreement contains the entire understanding and agreement of the parties.

SECTION 13. HEADINGS

     The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

SECTION 14. RECEIPT OF NOTICES

     Any notice under this Agreement shall be in writing, addressed, delivered or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for the receipt of such notice.

     IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.
                                                ADVANTUS SERIES FUND, INC.
                                          By
                                            ------------------------------------
                                                    William N. Westhoff
                                                         President

                                            ADVANTUS CAPITAL MANAGEMENT, INC.
                                          By
                                            ------------------------------------
                                                   Frederick P. Feuerherm
                                                   Senior Vice President

                                   SCHEDULE A
                                     TO THE
                         INVESTMENT ADVISORY AGREEMENT
                                  MAY 1, 2000

     As compensation for the services to be rendered and the charges and expenses to be assumed and paid by the Adviser, each Portfolio shall pay the Adviser an annual fee based on the average daily net asset value of the respective Portfolio in accordance with Section 3 of the Investment Advisory Agreement and the following schedule:

                  PORTFOLIO                                             FEE RATE
                  ---------                      ------------------------------------------------------
Growth Portfolio.............................    0.45% on the first $1 billion in assets
                                                 0.40% on all assets in excess of $1 billion in assets
Bond Portfolio...............................    0.30% on the first $500 million in assets
                                                 0.25% on the next $500 million in assets
                                                 0.20% on all assets in excess of $1 billion in assets
Money Market Portfolio.......................    0.25% on the first $1 billion in assets
                                                 0.20% on all assets in excess of $1 billion in assets
Asset Allocation Portfolio...................    0.35% on the first $1 billion in assets
                                                 0.30% on all assets in excess of $1 billion in assets
Mortgage Securities Portfolio................    0.30% on the first $1 billion in assets
                                                 0.25% on all assets in excess of $1 billion in assets
Index 500 Portfolio..........................    0.15% on the first $250 million in assets
                                                 0.10% on the next $750 million in assets
                                                 0.075% on all assets in excess of $1 billion in assets
Capital Appreciation Portfolio...............    0.50% on the first $1 billion in assets
                                                 0.45% on all assets in excess of $1 billion in assets
International Stock Portfolio................    0.60% on the first $250 million in assets
                                                 0.55% on the next $250 million in assets
                                                 0.50% on the next $500 million in assets
                                                 0.45% on all assets in excess of $1 billion in assets
Small Company Growth Portfolio...............    0.65% on the first $1 billion in assets
                                                 0.60% on all assets in excess of $1 billion in assets
Maturing Government Bond -- 2002 Portfolio...    0.25% of net assets
Maturing Government Bond -- 2006 Portfolio...    0.25% of net assets
Maturing Government Bond -- 2010 Portfolio...    0.25% of net assets
Value Stock Portfolio........................    0.50% on the first $500 million in assets
                                                 0.45% on the next $500 million in assets
                                                 0.40% on all assets in excess of $1 billion in assets
Small Company Value Portfolio................    0.70% on the first $1 billion in assets
                                                 0.65% on all assets in excess of $1 billion in assets
Global Bond Portfolio........................    0.60% on the first $1 billion in assets
                                                 0.55% on all assets in excess of $1 billion in assets
Index 400 Mid-Cap Portfolio..................    0.15% on the first $250 million in assets
                                                 0.10% on the next $750 million in assets
                                                 0.075% on all assets in excess of $1 billion in assets
Macro-Cap Value Portfolio....................    0.50% of net assets
Micro-Cap Growth Portfolio...................    0.95% of net assets
Real Estate Securities Portfolio.............    0.60% on the first $1 billion in assets
                                                 0.55% on all assets in excess of $1 billion in assets

                                   APPENDIX B
                          RULE 12B-1 DISTRIBUTION PLAN

 I. Investment Company: Advantus Series Fund, Inc.

II. Portfolios of the Advantus Series Fund in the Distribution Plan

        Growth Portfolio
        Bond Portfolio
        Money Market Portfolio
        Asset Allocation Portfolio
        Mortgage Securities Portfolio
        Index 500 Portfolio
        Capital Appreciation Portfolio
        International Stock Portfolio
        Small Company Growth Portfolio
        Value Stock Portfolio
        Small Company Value Portfolio
        Global Bond Portfolio
        Index 400 Mid-Cap Portfolio
        Macro-Cap Value Portfolio
        Micro-Cap Growth Portfolio
        Real Estate Securities Portfolio

                       PREAMBLE TO THE DISTRIBUTION PLAN

The Advantus Series Fund, Inc. ("Fund") is an open-end management investment company organized as a Minnesota corporation, which offers the shares of its Portfolios (the "Portfolio" or "Portfolios") to certain life insurance companies ("Insurance Companies") for allocation to their separate accounts which have been established for the purpose of funding variable annuity contracts and variable life insurance policies (collectively, "Variable Contracts").

The following Distribution Plan (the "Plan") has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act") by the Fund for the shares of its Portfolios listed above ("Shares"). The Plan shall take effect on May 1, 2000, provided that it is first approved by the shareholders of each Portfolio of the Fund (the "Effective Date of the Plan"). The Plan has been approved by a majority of the Board of Directors of the Fund (the "Board"), including a majority of the Board who are not interested persons of the Fund and who have no direct financial interest in the operation of the Plan (the "non-interested Board members"), cast in person at a meeting called for the purpose of voting on such Plan.

The Board's approval included a determination that in the exercise of its reasonable business judgment and in light of its fiduciary duties, there is a reasonable likelihood that the Plan will benefit each Portfolio of the Fund and its shareholders.

                               DISTRIBUTION PLAN

1. The Fund shall pay Ascend Financial Services, Inc. ("Distributor"), the Insurance Companies or others, for distribution-related activities primarily intended to sell Shares or Variable Contracts offering Shares. Distribution-related payments made under the Plan may be used for, among other things, the printing of prospectuses and reports used for sales purposes, preparing and distributing sales literature and related expenses, advertisements, education of Variable Contract owners or dealers and their representatives, trail commissions, and other distribution-related expenses, including a prorated portion of the overhead expenses of the Distributor or the Insurance Companies which are attributable to the distribution of these Variable Contracts. Distributor may undertake such activities directly or may compensate others for undertaking such activities. Payments made under the Plan may also be used to pay Insurance Companies, dealers or others for non-distribution services, including, among other things, responding to inquiries from owners of Variable Contracts regarding the Fund, printing and mailing Fund prospectuses and other shareholder communications to existing Variable Contract owners, direct communications with Variable Contract owners regarding Fund operations and Portfolio composition and performance, furnishing personal services or such other enhanced services as the Fund or a Variable Contract may require, or maintaining customer accounts and records. Agreements for the payment of fees to the Distributor, Insurance Companies or others shall be in a form which has been approved from time to time by the Board, including the non-interested Board members.

2. The amount paid by the Fund shall be .25% per annum of the average daily net assets of the Fund's Shares in each Portfolio covered by this Distribution Plan. These payments shall be made quarterly by the Fund to Distributor, the Insurance Companies or others.

3. Distributor, Insurance Companies or others shall furnish to the Board, for its review, on a quarterly basis, a written report of the monies paid to it, to the Insurance Companies or others under the Plan. The Distributor, Insurance Companies or others shall furnish the Board with such other information as the Board may reasonably request in connection with the payments made under the Plan including those distributions or payments made to others by the recipient.

4. The Plan shall continue in effect for a period of more than one year with respect to the Fund only so long as such continuance is specifically approved at least annually by a vote of the Board, including the non-interested Board members, cast in person at a meeting called for the purpose of voting on the Plan and its continuance.

5. The Plan, and any agreements entered into pursuant to this Plan, may be terminated with respect to the Shares of the Fund (or any Portfolio thereof) at any time without penalty, by vote of a majority of the outstanding Shares of the Fund (or such Portfolio) or by vote of a majority of the non-interested Board members, on not more than sixty (60) days' written notice, or by the Distributor on not more than sixty (60) days' written notice, and shall terminate automatically in the event of any act that constitutes an assignment of the Management agreement between the Fund and the Fund's Adviser.

6. The Plan, and any agreements entered into pursuant to this Plan, may not be amended to increase materially the amount to be spent by the Fund pursuant to Paragraph 2 hereof without approval by a majority of the outstanding Shares of each Portfolio affected thereby.

7. All material amendments to the Plan, or any agreements entered into pursuant to this Plan, shall be approved by a vote of the non-interested Board members case in person at a meeting called for the purpose of voting on any such amendment.

8. So long as the Plan is in effect, the selection and nomination of the Fund's non-interested Board members shall be committed to the discretion of such non-interested Board members.

9. This Plan is a compensation type plan of distribution. It does not require the Distributor or other recipient of payments to maintain any specific level of expenditures, nor is the Distributor or other recipient precluded from earning a profit. Nothing in this Plan limits the ability of the Distributor, the Portfolios' investment adviser, or others to utilize their own funds in connection with the promotion of sales of Portfolio shares.

                                   APPENDIX C

                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                           ADVANTUS SERIES FUND, INC.

     The Articles of Incorporation, as amended, of ADVANTUS Series Fund, Inc. (the "Corporation") are hereby amended and restated in their entirety pursuant to Chapter 302A of the Minnesota Business Corporation Act to read as set forth below.

                                ARTICLE I. NAME

     The name of the Corporation (hereinafter referred to as the "Corporation") is Advantus Series Fund, Inc.

                         ARTICLE II. REGISTERED OFFICE

     The address of the registered office of the Corporation is 400 Robert Street North, St. Paul, Minnesota 55101-2098.

                        ARTICLE III. PURPOSES AND POWERS

     The Corporation shall have general business purposes and shall have unlimited power to engage in and do any lawful act concerning any and all lawful business for which corporations may be organized under Chapter 302A of the Minnesota Business Corporation Act (the "MBCA"). Without limiting the generality of the foregoing, the Corporation shall have specific power:

     (A) to conduct, operate and carry on the business of an "open-end" management investment company pursuant to applicable state and federal regulatory statutes, and exercise all the powers necessary and appropriate to the conduct of such operations;

     (B) to purchase, subscribe for, invest in or otherwise acquire, and to own, hold, pledge, mortgage, hypothecate, sell, possess, transfer or otherwise dispose of, or turn to account or realize upon, and generally deal in, all forms of securities of every kind, nature, character, type and form, secured and unsecured, issued or to be issued, by any corporation, company, partnership (limited or general), association, trust, entity or person, public or private, whether organized under the laws of the United States, or any state, commonwealth, territory or possession thereof, or organized under the laws of any foreign country, or any state, province, territory or possession thereof, or issued or to be issued by the United States government or any agency or instrumentality thereof;

     (C) to issue and sell shares of its own capital stock in such amounts and on such terms and conditions, for such purposes and for such amount or kind of consideration now or hereafter permitted by the MBCA and by these Amended and Restated Articles of Incorporation, as its Board of Directors may determine;

     (D) to redeem, purchase or otherwise acquire, hold, dispose of, resell, transfer or reissue (all without the vote or consent of the stockholders of the Corporation) shares of its capital stock, in any manner and to the extent now or hereafter permitted by the MBCA and by these Amended and Restated Articles of Incorporation; and

     (E) to do any and all such further acts or things and to exercise any and all such further powers or rights as may be necessary, incidental, relative, conducive, appropriate or desirable for the accomplishment, carrying out or attainment of any of the foregoing purposes or objects.

     In the above provisions of this Article III, purposes shall also be construed as powers and powers shall also be construed as purposes, and the enumeration of specific purposes or powers shall not be construed to limit other statements of purposes or to limit purposes or powers which the Corporation may otherwise have under applicable law, all of the same being separate and cumulative, and all of the same may be carried on, promoted and pursued, transacted or exercised in any place whatsoever.

                           ARTICLE IV. CAPITAL STOCK

     The total number of shares of capital stock which the Corporation shall have authority to issue is one hundred trillion (100,000,000,000,000) shares of capital stock of the par value of one cent ($0.01) per share. Such capital stock shall be allocated and designated in series of common shares as follows:

     100,000,000,000 shares may be issued in the series designated "Series A Common Shares,"

     100,000,000,000 shares may be issued in the series designated "Series B Common Shares,"

     100,000,000,000 shares may be issued in the series designated "Series C Common Shares,"

     100,000,000,000 shares may be issued in the series designated "Series D Common Shares,"

     100,000,000,000 shares may be issued in the series designated "Series E Common Shares,"

     100,000,000,000 shares may be issued in the series designated "Series F Common Shares,"

     100,000,000,000 shares may be issued in the series designated "Series G Common Shares,"

     100,000,000,000 shares may be issued in the series designated "Series H Common Shares,"

     100,000,000,000 shares may be issued in the series designated "Series I Common Shares,"

     100,000,000,000 shares may be issued in the series designated "Series K Common Shares,"

     100,000,000,000 shares may be issued in the series designated "Series L Common Shares,"

     100,000,000,000 shares may be issued in the series designated "Series M Common Shares,"

     100,000,000,000 shares may be issued in the series designated "Series N Common Shares,"

     100,000,000,000 shares may be issued in the series designated "Series O Common Shares,"

     100,000,000,000 shares may be issued in the series designated "Series P Common Shares,"

     100,000,000,000 shares may be issued in the series designated "Series Q Common Shares,"

     100,000,000,000 shares may be issued in the series designated "Series S Common Shares,"

     100,000,000,000 shares may be issued in the series designated "Series T Common Shares," and

     100,000,000,000 shares may be issued in the series designated "Series V Common Shares."

     The balance of the authorized shares may be issued in such series with such designations, preferences and relative participating, optional or other special rights, or qualifications, limitations or restrictions thereof, as shall be stated or expressed in a resolution or resolutions providing for the issue of any series of common shares as may be adopted from time to time by the Board of Directors of the Corporation pursuant to the authority hereby vested in such Board of Directors. The Series A Common Shares, Series B Common Shares, Series C Common Shares, Series D Common Shares, Series E Common Shares, Series F Common Shares, Series G Common Shares, Series H Common Shares, Series I Common Shares, Series K Common Shares, Series L Common Shares, Series M Common Shares, Series N Common Shares, Series O Common Shares, Series P Common Shares, Series Q Common Shares, Series S Common Shares, Series T Common Shares and Series V Common Shares each evidence, and each other series of common shares which the Board of Directors may establish, as provided herein, may evidence if the Board of Directors shall so determine by resolution, an interest in a separate and distinct portion of the Corporation's assets, which shall take the form of a separate portfolio of investment securities, cash and other assets. Authority to establish such separate portfolios is hereby vested in the Board of Directors of the Corporation, and such separate portfolios may be established by the Board of Directors without authorization or approval of the holders of any series of shares of the Corporation. The Board of Directors is authorized to establish, by resolution, one or more classes of shares within any series of shares designated above or within any series of shares hereafter designated, with such designations, preferences and relative participating, optional or other special rights, or qualifications, limitations or restrictions thereof, as may be set forth in such resolution. Without limiting the generality of the preceding sentence, such classes of shares within a series may be subject to differing charges and expenses (including by way of example, but not by way of limitation, such front-end, deferred or other sales charges as may be permitted under the Investment Company Act of 1940 Act, rules of the National Association of Securities Dealers, Inc., and applicable insurance regulations, expenses under Rule 12b-1 plans, administration plans, service plans, or other plans or arrangements, however designated) as are adopted from time to time by the Board of Directors; and all of the charges and expenses to which a class is subject shall be borne by such class and shall be appropriately reflected (in the manner determined by the Board of Directors in the resolution or resolutions establishing such class) in determining the net asset value and the amounts payable with respect to dividends and distributions on and redemptions or liquidations of such class. Subject to compliance with the Investment Company Act of 1940, the Board of Directors shall have the authority to provide that shares of any class shall be convertible (automatically, optionally, or otherwise) into shares of one or more other classes of the same series in accordance with such requirements and procedures as may be established by the Board of Directors.

     (A) The Corporation may issue shares of stock in fractional denominations to the same extent as its whole shares, and shares in fractional denominations shall be shares of stock having proportionately, to the respective fractions represented thereby, all the rights of whole shares, including without limitation, the right to vote, the right to receive dividends and distributions and the right to participate upon liquidation of the Corporation, but excluding the right to receive a stock certificate representing fractional shares.

     (B) The holders of each share of stock of the Corporation shall be entitled to one vote for each full share, and a fractional vote for each fractional share, of stock, irrespective of the series, then standing in his or her name on the books of the Corporation. On any matter that is submitted to a vote of the shareholders, all shares of the Corporation then issued and outstanding and entitled to vote shall be voted in the aggregate and not by series or class except that (i) no series may vote on the submission of an investment advisory contract or on a change in investment policy as it may pertain to another series; (ii) shares shall be voted by individual series or class to the extent required by the MBCA or the Investment Company Act of 1940; and (iii) as to any matter which does not affect the interest of a particular series or class, only the holders of shares of the one or more affected series or classes shall be entitled to vote. Matters shall be approved by a majority of the outstanding voting securities present and entitled to vote in person or by proxy unless a higher proportion is required by the MBCA or the Investment Company Act of 1940. If these Amended and Restated Articles of Incorporation, the MBCA or the Investment Company Act of 1940, and any rules or regulations issued thereunder, require a matter to be approved by a particular series or class as well as by the shareholders as a whole, such matters must receive the same affirmative vote of the shareholders of that series or class as is required for action by all the shareholders.

     (C) Unless otherwise provided in the resolution of the Board of Directors providing for the issuance of shares in any new series not yet designated in this Article IV, each series of stock of the Corporation shall have the following powers, preferences and rights, and qualifications, restrictions, and limitations thereof:

          (1) ASSETS BELONGING TO A SERIES. All consideration received by the Corporation for the issue or sale of shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books and accounts of the Corporation. Such consideration, assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, together with any General Items (as defined below) allocated to that series as provided in the following sentence, are herein referred to as "assets belonging to" that series. In the event that there are any assets, income, earnings, profits, proceeds thereof, funds or payments which are not readily identifiable as belonging to any particular series

     (collectively "General Items"), such General Items shall be allocated by or under the supervision of the Board of Directors to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable, and any General Items so allocated to a particular series shall belong to that series. Each such allocation by the Board of Directors shall be conclusive and binding for all purposes.

          (2) LIABILITIES BELONGING TO A SERIES. The assets belonging to each particular series shall be charged with the liabilities of the Corporation in respect of that series and all expenses, costs, charges and reserves attributable to that series, and any general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular series shall be allocated and charged by or under the supervision of the Board of Directors to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable. The liabilities, expenses, costs, charges and reserves allocated and so charged to a series are herein referred to as "liabilities belonging to" that series. Each allocation of liabilities, expenses, costs, charges and reserves by the Board of Directors shall be conclusive and binding for all purposes.

          (3) DIVIDENDS. The Board of Directors may from time to time declare and pay dividends or distributions, in stock or in cash, on any or all series of stock, the amount of such dividends and distributions and the payment of them being wholly in the discretion of the Board of Directors. Dividends may be declared daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine, after providing for actual and accrued liabilities belonging to that series. All dividends or distributions on shares of a particular series shall be paid only out of assets determined by the Board of Directors as belonging to such series. The Board of Directors shall have the power, in its sole discretion, to distribute in any fiscal year as dividends, including dividends designated in whole or in part as capital gains distributions, amounts sufficient, in the opinion of the Board of Directors, to enable the Corporation to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, or any successor or comparable statute thereto, and regulations promulgated thereunder, and to avoid liability for the Corporation for federal income tax in respect of that year. In furtherance, and not in limitation of the foregoing, in the event that a series of shares has a net capital loss for a fiscal year, and to the extent that a net capital loss for a fiscal year offsets net capital gains from one or more of the other series, the amount to be deemed available for distribution to the series with the net capital gain may be reduced by the amount offset.

          (4) LIQUIDATION. In the event of the liquidation of the Corporation or of the assets attributable to a particular series, the shareholders of each series that has been established and designated and is being liquidated shall be entitled to receive, as a series, when and as declared by the Board of Directors, the excess of the assets belonging to that series over the liabilities belonging to that series. The holders of shares of any series shall not be entitled thereby to any distribution upon liquidation of any other series. The assets so distributable to the shareholders of any particular series shall be distributed among such shareholders in proportion to the number of shares of that series held by them and recorded on the books of the Corporation. The liquidation of assets attributable to any particular series in which there are shares then outstanding may be authorized by a vote of a majority of the Board of Directors then in office. In the event that there are any general assets not belonging to any particular series of stock and available for distribution, such distribution shall be made to holders of stock of various series in such proportion as the Board of Directors determines to be fair and equitable, and such determination by the Board of Directors shall be conclusive and binding for all purposes.

          (5) REDEMPTION. All shares of stock of the Corporation shall have the redemption rights provided for in Article VIII.

     (D) The Corporation's shares of stock are issued and sold, and all persons who shall acquire stock of the Corporation shall acquire the same, subject to the condition and understanding that the provisions of these Amended and Restated Articles of Incorporation, as from time to time amended, shall be binding upon them.

                            ARTICLE V. SHAREHOLDERS

     The shareholders of the Corporation:

     (A) shall not have the right to cumulate votes for the election of directors; and

     (B) shall have no preemptive right to subscribe for or acquire securities or rights to purchase securities of any kind, class or series of the Corporation now or hereafter made.

                         ARTICLE VI. BOARD OF DIRECTORS

     The business and affairs of the Corporation shall be managed under the direction of the Board of Directors, which shall have and may exercise all powers of the Corporation except those powers which are by law, by these Amended and Restated Articles of Incorporation or by the Bylaws of the Corporation conferred upon or reserved to the shareholders.

     (A) In furtherance and not in limitation of the powers conferred by statute and pursuant to these Amended and Restated Articles of Incorporation, the Board of Directors is expressly authorized to do the following:

          (1) to make, adopt, alter, amend and repeal the Bylaws of the Corporation unless reserved to the shareholders by the Bylaws or by the laws of the State of Minnesota, subject to the power of the shareholders to adopt, change or repeal such Bylaws;

          (2) to distribute, in its discretion, for any fiscal year (in the year or in the next fiscal year) as ordinary dividends and as capital gains distributions, respectively, amounts sufficient to enable the Corporation as a regulated investment company to avoid any liability for federal income tax in respect of such year. Any distribution or dividend paid to shareholders from any capital source shall be accompanied by a written statement showing the source or sources of such payment;

          (3) to authorize, subject to such vote, consent, or approval of shareholders and other conditions, if any, as may be required by any applicable statute, rule or regulation, the execution and performance by the Corporation of any agreement or agreements with any person, corporation, association, company, trust, partnership (limited or general) or other organization whereby, subject to the supervision and control of the Board of Directors, any such other person, corporation, association, company, trust, partnership (limited or general), or other organization shall render underwriting, investment advisory and/or related services to the Corporation (including, if deemed advisable, the management or supervision of the investment portfolio of the Corporation) upon such terms and conditions as may be provided in such agreement or agreements;

          (4) to allot and authorize the issuance of the authorized but unissued shares of this Corporation;

          (5) to accept or reject subscriptions for shares of any series made after incorporation; and

          (6) to fix the terms, conditions and provisions of and authorize the issuance of options to purchase or subscribe for shares of any series including the option price or prices at which shares may be purchased or subscribed for.

     (B) The determination of the Board of Directors with regard to any of the following matters shall be final and conclusive provided such determination is made in good faith, and shall be binding upon the Corporation and every holder of shares of its capital stock, namely, the amount of the assets, obligations, liabilities and expenses of the Corporation; the amount of the net income of the Corporation from dividends and interest for any period and the amount of assets at any time legally available for the payment of dividends; the amount of paid in surplus, other surplus, annual or other net profits, or net assets in excess of capital, undivided profits, or excess of profits over losses on sales of securities; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); the market value, or any sale, bid or asked price to be applied in determining the market value, of any security owned or held by the Corporation; the fair value of any other asset owned by the Corporation; the number of shares of the Corporation issued or issuable; any matter relating to the acquisition, holding and disposition of securities and other assets by the Corporation; and any question as to whether any transaction constitutes a purchase of securities on margin, a short sale of securities, or an underwriting of the sale of, or participation in any underwriting or selling group in connection with the public distribution of any securities.

     (C) The Board of Directors and the shareholders of the Corporation may adopt, amend, affirm or reject investment policies and restrictions upon investment or the use of assets of the Corporation; and may designate those policies as fundamental and not subject to change other than by a vote of a majority of its outstanding voting securities, as such phrase is defined in the Investment Company Act of 1940.

     (D) Any action which might be taken at a meeting of the Board of Directors, or any duly constituted committee thereof, may be taken without a meeting if done in writing and signed by a majority of the directors or committee members.

     (E) The number of directors of the Corporation shall be five (5), which number may be increased or decreased pursuant to the Bylaws of the Corporation but shall never be less than the minimum number required by the MBCA.

                          ARTICLE VII. INDEMNIFICATION

     The Corporation shall indemnify such persons, for such expenses and liabilities, in such manner, under such circumstances, and to the full extent permitted by Section 302A.521 of the MBCA, as now enacted or hereafter amended, provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended.

     To the fullest extent permitted by the MBCA, as the same exists or may hereafter be amended (except as prohibited by the Investment Company Act of 1940), a director of this Corporation shall not be liable to this Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director.

                            ARTICLE VIII. REDEMPTION

     (A) Each holder of shares of capital stock of the Corporation shall be entitled to require the Corporation to redeem all or any part of the shares of capital stock of the Corporation standing in the name of such holder on the books of the Corporation, and all shares of capital stock issued by the Corporation shall be subject to redemption by the Corporation, at the redemption price of such shares as in effect from time to time as may be determined by the Board of Directors of the Corporation in accordance with the provisions hereof, subject to the right of the Board of Directors of the Corporation to suspend the right of redemption of shares of capital stock of the Corporation or postpone the date of payment of such redemption price in accordance with the provisions of applicable law. The redemption price of shares of any series or class of capital stock of the Corporation shall be the net asset value of such series or class as determined by, or pursuant to the direction of, the Board of Directors of the Corporation from time to time in accordance with the provisions of applicable law, less such redemption fee or other charge, if any, as may be fixed by resolution of the Board of Directors of the Corporation. Payment of the redemption price shall be made in cash or by check on current funds, or in assets other than cash, by the Corporation at such time and in such manner as may be determined from time to time by the Board of Directors of the Corporation.

     (B) If the Board of Directors determines that the net asset value per share of any series of the Corporation's stock should remain constant, the Corporation may declare, pay and credit as dividends daily the net income (which may include or give effect to realized and unrealized gains and losses, as determined in accordance with the Corporation's accounting and portfolio valuation policies) of the Corporation allocated to that series. If the amount so determined for any day is negative, the Corporation may, without the payment of monetary compensation but in consideration of the interest of the Corporation and its stockholders in maintaining a constant net asset value per share of the series, may declare a reverse share split pro rata among all the stockholders of record of shares of the series at the time of such redemption such number of outstanding shares of the series, or fractions thereof, as shall be required to reduce the aggregate number of outstanding shares of the series in order to permit the net asset value per share of the series to remain constant.

                             ARTICLE IX. AMENDMENT

     The Corporation reserves the right to alter, amend, or repeal any provisions contained in these Amended and Restated Articles of Incorporation from time to time, including any amendment which alters the contract rights of any outstanding stock, at any time in the manner now or hereafter prescribed by the laws of the State of Minnesota, and all rights conferred herein upon the Corporation's stockholders, directors and officers are granted subject to that reservation.

                         ARTICLE X. PERPETUAL EXISTENCE

     The duration of the Corporation shall be perpetual.

                           ADVANTUS SERIES FUND, INC.
                             400 ROBERT STREET NORTH
                            ST. PAUL, MINNESOTA 55101

        PROXY FOR SPECIAL SHAREHOLDERS' MEETING TO BE HELD APRIL 17, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Advantus Series Fund, Inc. (the "Fund"), and of the respective portfolios thereof (each, a "Portfolio"), namely Minnesota Life Insurance Company ("Minnesota Life"), hereby appoints William N. Westhoff, Frederick P. Feurherm, Donald F. Gruber and Eric J. Bentley, or any one of them as proxies, with full power of substitution and revocation, to represent the undersigned and to cast all votes to which the undersigned is entitled by virtue of being a shareholder at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, 400 Robert Street North, St. Paul, Minnesota, on April 17, 2000, at 10:00 a.m., and at any adjournment thereof, with all powers the undersigned would possess if present in person. This proxy shall be voted upon the matters specified and, in the discretion of the proxies, upon all other matters as may properly come before the meeting.

1.   All Portfolios Voting Together:  ELECTION OF DIRECTORS:


                                                 Percentage of shares to be voted:
                                                 ---------------------------------
                                                                      Withhold
                                                     For              authority
                                                     ---              ---------
                   Charles E. Arner                        %                %

                   Ellen S. Berscheid                      %                %

                   Ralph D. Ebbott                         %                %

                   Frederick P. Feuerherm                  %                %

                   William N. Westhoff                     %                %


2. Growth Portfolio: TO APPROVE THE MODIFICATION OR ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICIES LISTED BELOW AS DESCRIBED IN THE PROXY
     STATEMENT:

                                                                                           Percentage of shares to be voted:
                                                                                           ---------------------------------
                                                                                            For        Against      Abstain
                                                                                            ---        -------      -------
     A.  Modify policies regarding borrowing and the issuance of senior securities               %            %            %

     B.  Modify policy regarding concentration in a particular industry                          %            %            %

     C.  Modify policy regarding investments in real estate                                      %            %            %

     D.  Modify policy regarding investments in commodities                                      %            %            %

     E.  Modify policies regarding lending                                                       %            %            %

     F.  Eliminate policy restricting margin purchases and short sales                           %            %            %

     G.  Eliminate diversification policies                                                      %            %            %

3. Bond Portfolio: TO APPROVE THE MODIFICATION OR ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICIES LISTED BELOW AS DESCRIBED IN THE PROXY
     STATEMENT:

                                                                                           Percentage of shares to be voted:
                                                                                           ---------------------------------
                                                                                            For        Against      Abstain
                                                                                            ---        -------      -------
     A.  Modify policies regarding borrowing and the issuance of senior securities               %            %            %

     B.  Modify policy regarding concentration in a particular industry                          %            %            %

     C.  Modify policy regarding investments in real estate                                      %            %            %

     D.  Modify policy regarding investments in commodities                                      %            %            %

     E.  Modify policies regarding lending                                                       %            %            %

     F.  Eliminate policy restricting margin purchases and short sales                           %            %            %

     G.  Eliminate diversification policies                                                      %            %            %

4. Money Market Portfolio: TO APPROVE THE MODIFICATION OR ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICIES LISTED BELOW AS DESCRIBED IN THE PROXY
     STATEMENT:

                                                                                           Percentage of shares to be voted:
                                                                                           ---------------------------------
                                                                                            For        Against      Abstain
                                                                                            ---        -------      -------
     A.  Modify policies regarding borrowing and the issuance of senior securities               %            %            %

     B.  Modify policy regarding concentration in a particular industry                          %            %            %

     C.  Modify policy regarding investments in real estate                                      %            %            %

     D.  Modify policy regarding investments in commodities                                      %            %            %

     E.  Modify policies regarding lending                                                       %            %            %

     F.  Eliminate policy restricting margin purchases and short sales                           %            %            %

     G.  Eliminate diversification policies                                                      %            %            %

5. Asset Allocation Portfolio: TO APPROVE THE MODIFICATION OR ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICIES LISTED BELOW AS DESCRIBED IN THE PROXY
     STATEMENT:

                                                                                           Percentage of shares to be voted:
                                                                                           ---------------------------------
                                                                                            For        Against      Abstain
                                                                                            ---        -------      -------
     A.  Modify policies regarding borrowing and the issuance of senior securities               %            %            %

     B.  Modify policy regarding concentration in a particular industry                          %            %            %

     C.  Modify policy regarding investments in real estate                                      %            %            %

     D.  Modify policy regarding investments in commodities                                      %            %            %

     E.  Modify policies regarding lending                                                       %            %            %

     F.  Eliminate policy restricting margin purchases and short sales                           %            %            %

     G.  Eliminate diversification policies                                                      %            %            %

6. Mortgage Securities Portfolio: TO APPROVE THE MODIFICATION OR ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICIES LISTED BELOW AS DESCRIBED IN THE PROXY STATEMENT:

                                                                                           Percentage of shares to be voted:
                                                                                           ---------------------------------
                                                                                            For        Against      Abstain
                                                                                            ---        -------      -------
     A.  Modify policies regarding borrowing and the issuance of senior securities               %            %            %

     B.  Modify policy regarding concentration in a particular industry                          %            %            %

     C.  Modify policy regarding investments in real estate                                      %            %            %

     D.  Modify policy regarding investments in commodities                                      %            %            %

     E.  Modify policies regarding lending                                                       %            %            %

     F.  Eliminate policy restricting margin purchases and short sales                           %            %            %

     G.  Eliminate diversification policies                                                      %            %            %

7. Index 500 Portfolio: TO APPROVE THE MODIFICATION OR ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICIES LISTED BELOW AS DESCRIBED IN THE PROXY
     STATEMENT:

                                                                                           Percentage of shares to be voted:
                                                                                           ---------------------------------
                                                                                            For        Against      Abstain
                                                                                            ---        -------      -------
     A.  Modify policies regarding borrowing and the issuance of senior securities               %            %            %

     B.  Modify policy regarding concentration in a particular industry                          %            %            %

     C.  Modify policy regarding investments in real estate                                      %            %            %

     D.  Modify policy regarding investments in commodities                                      %            %            %

     E.  Modify policies regarding lending                                                       %            %            %

     F.  Eliminate policy restricting margin purchases and short sales                           %            %            %

     G.  Eliminate diversification policies                                                      %            %            %

8. Capital Appreciation Portfolio: TO APPROVE THE MODIFICATION OR ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICIES LISTED BELOW AS DESCRIBED IN THE PROXY STATEMENT:

                                                                                           Percentage of shares to be voted:
                                                                                           ---------------------------------
                                                                                            For        Against      Abstain
                                                                                            ---        -------      -------
     A.  Modify policies regarding borrowing and the issuance of senior securities               %            %            %

     B.  Modify policy regarding concentration in a particular industry                          %            %            %

     C.  Modify policy regarding investments in real estate                                      %            %            %

     D.  Modify policy regarding investments in commodities                                      %            %            %

     E.  Modify policies regarding lending                                                       %            %            %

     F.  Eliminate policy restricting margin purchases and short sales                           %            %            %

     G.  Eliminate diversification policies                                                      %            %            %

9. International Stock Portfolio: TO APPROVE THE MODIFICATION OR ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICIES LISTED BELOW AS DESCRIBED IN THE PROXY STATEMENT:

                                                                                           Percentage of shares to be voted:
                                                                                           ---------------------------------
                                                                                            For        Against      Abstain
                                                                                            ---        -------      -------
     A.  Modify policies regarding borrowing and the issuance of senior securities               %            %            %

     B.  Modify policy regarding concentration in a particular industry                          %            %            %

     C.  Modify policy regarding investments in real estate                                      %            %            %

     D.  Modify policy regarding investments in commodities                                      %            %            %

     E.  Modify policies regarding lending                                                       %            %            %

     F.  Eliminate policy restricting margin purchases and short sales                           %            %            %

     G.  Eliminate diversification policies                                                      %            %            %

10. Small Company Growth Portfolio: TO APPROVE THE MODIFICATION OR ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICIES LISTED BELOW AS DESCRIBED IN THE PROXY STATEMENT:

                                                                                           Percentage of shares to be voted:
                                                                                           ---------------------------------
                                                                                            For        Against      Abstain
                                                                                            ---        -------      -------
     A.  Modify policies regarding borrowing and the issuance of senior securities               %            %            %

     B.  Modify policy regarding concentration in a particular industry                          %            %            %

     C.  Modify policy regarding investments in real estate                                      %            %            %

     D.  Modify policy regarding investments in commodities                                      %            %            %

     E.  Modify policies regarding lending                                                       %            %            %

     F.  Eliminate policy restricting margin purchases and short sales                           %            %            %

     G.  Eliminate diversification policies                                                      %            %            %

11. Maturing Government Bond 2002 Portfolio: TO APPROVE THE MODIFICATION OR ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICIES LISTED BELOW AS DESCRIBED IN THE PROXY STATEMENT:

                                                                                           Percentage of shares to be voted:
                                                                                           ---------------------------------
                                                                                            For        Against      Abstain
                                                                                            ---        -------      -------

     A.  Modify policies regarding borrowing and the issuance of senior securities               %            %            %

     B.  Modify policy regarding concentration in a particular industry                          %            %            %

     C.  Modify policy regarding investments in real estate                                      %            %            %

     D.  Modify policy regarding investments in commodities                                      %            %            %

     E.  Modify policies regarding lending                                                       %            %            %

     F.  Eliminate policy restricting margin purchases and short sales                           %            %            %

     G.  Eliminate diversification policies                                                      %            %            %

12. Maturing Government Bond 2006 Portfolio: TO APPROVE THE MODIFICATION OR ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICIES LISTED BELOW AS DESCRIBED IN THE PROXY STATEMENT:

                                                                                           Percentage of shares to be voted:
                                                                                           ---------------------------------
                                                                                            For        Against      Abstain
                                                                                            ---        -------      -------

     A.  Modify policies regarding borrowing and the issuance of senior securities              %            %            %

     B.  Modify policy regarding concentration in a particular industry                         %            %            %

     C.  Modify policy regarding investments in real estate                                     %            %            %

     D.  Modify policy regarding investments in commodities                                     %            %            %

     E.  Modify policies regarding lending                                                      %            %            %

     F.  Eliminate policy restricting margin purchases and short sales                          %            %            %

     G.  Eliminate diversification policies                                                     %            %            %

13. Maturing Government Bond 2010 Portfolio: TO APPROVE THE MODIFICATION OR ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICIES LISTED BELOW AS DESCRIBED IN THE PROXY STATEMENT:

                                                                                           Percentage of shares to be voted:
                                                                                           ---------------------------------
                                                                                            For        Against      Abstain
                                                                                            ---        -------      -------
     A.  Modify policies regarding borrowing and the issuance of senior securities               %            %            %

     B.  Modify policy regarding concentration in a particular industry                          %            %            %

     C.  Modify policy regarding investments in real estate                                      %            %            %

     D.  Modify policy regarding investments in commodities                                      %            %            %

     E.  Modify policies regarding lending                                                       %            %            %

     F.  Eliminate policy restricting margin purchases and short sales                           %            %            %

     G.  Eliminate diversification policies                                                      %            %            %

14. Value Stock Portfolio: TO APPROVE THE MODIFICATION OR ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICIES LISTED BELOW AS DESCRIBED IN THE PROXY
     STATEMENT:

                                                                                           Percentage of shares to be voted:
                                                                                           ---------------------------------
                                                                                            For        Against      Abstain
                                                                                            ---        -------      -------

     A.  Modify policies regarding borrowing and the issuance of senior securities               %            %            %

     B.  Modify policy regarding concentration in a particular industry                          %            %            %

     C.  Modify policy regarding investments in real estate                                      %            %            %

     D.  Modify policy regarding investments in commodities                                      %            %            %

     E.  Modify policies regarding lending                                                       %            %            %

     F.  Eliminate policy restricting margin purchases and short sales                           %            %            %

     G.  Eliminate diversification policies                                                      %            %            %

15. Small Company Value Portfolio: TO APPROVE THE MODIFICATION OR ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICIES LISTED BELOW AS DESCRIBED IN THE PROXY STATEMENT:

                                                                                           Percentage of shares to be voted:
                                                                                           ---------------------------------
                                                                                            For        Against      Abstain
                                                                                            ---        -------      -------
     A.  Modify policies regarding borrowing and the issuance of senior securities               %            %            %

     B.  Modify policy regarding concentration in a particular industry                          %            %            %

     C.  Modify policy regarding investments in real estate                                      %            %            %

     D.  Modify policy regarding investments in commodities                                      %            %            %

     E.  Modify policies regarding lending                                                       %            %            %

     F.  Eliminate policy restricting margin purchases and short sales                           %            %            %

     G.  Eliminate diversification policies                                                      %            %            %

16. Global Bond Portfolio: TO APPROVE THE MODIFICATION OR ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICIES LISTED BELOW AS DESCRIBED IN THE PROXY
     STATEMENT:

                                                                                           Percentage of shares to be voted:
                                                                                           ---------------------------------
                                                                                            For        Against      Abstain
                                                                                            ---        -------      -------
     A.  Modify policies regarding borrowing and the issuance of senior securities               %            %            %

     B.  Modify policy regarding concentration in a particular industry                          %            %            %

     C.  Modify policy regarding investments in real estate                                      %            %            %

     D.  Modify policy regarding investments in commodities                                      %            %            %

     E.  Modify policies regarding lending                                                       %            %            %

     F.  Eliminate policy restricting margin purchases and short sales                           %            %            %


17. Index 400 Mid-Cap Portfolio: TO APPROVE THE MODIFICATION OR ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICIES LISTED BELOW AS DESCRIBED IN THE PROXY
     STATEMENT:

                                                                                           Percentage of shares to be voted:
                                                                                           ---------------------------------
                                                                                            For        Against      Abstain
                                                                                            ---        -------      -------
     A.  Modify policies regarding borrowing and the issuance of senior securities               %            %            %

     B.  Modify policy regarding concentration in a particular industry                          %            %            %

     C.  Modify policy regarding investments in real estate                                      %            %            %

     D.  Modify policy regarding investments in commodities                                      %            %            %

     E.  Modify policies regarding lending                                                       %            %            %

     F.  Eliminate policy restricting margin purchases and short sales                           %            %            %

     G.  Eliminate diversification policies                                                      %            %            %

18. Macro-Cap Value Portfolio: TO APPROVE THE MODIFICATION OR ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICIES LISTED BELOW AS DESCRIBED IN THE PROXY
     STATEMENT:

                                                                                           Percentage of shares to be voted:
                                                                                           ---------------------------------
                                                                                            For        Against      Abstain
                                                                                            ---        -------      -------
     A.  Modify policies regarding borrowing and the issuance of senior securities               %            %            %

     B.  Modify policy regarding concentration in a particular industry                          %            %            %

     C.  Modify policy regarding investments in real estate                                      %            %            %

     D.  Modify policy regarding investments in commodities                                      %            %            %

     E.  Modify policies regarding lending                                                       %            %            %

     F.  Eliminate policy restricting margin purchases and short sales                           %            %            %

     G.  Eliminate diversification policies                                                      %            %            %

19. Micro-Cap Growth Portfolio: TO APPROVE THE MODIFICATION OR ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICIES LISTED BELOW AS DESCRIBED IN THE PROXY
     STATEMENT:

                                                                                           Percentage of shares to be voted:
                                                                                           ---------------------------------
                                                                                            For        Against      Abstain
                                                                                            ---        -------      -------

     A.  Modify policies regarding borrowing and the issuance of senior securities               %            %            %

     B.  Modify policy regarding concentration in a particular industry                          %            %            %

     C.  Modify policy regarding investments in real estate                                      %            %            %

     D.  Modify policy regarding investments in commodities                                      %            %            %

     E.  Modify policies regarding lending                                                       %            %            %

     F.  Eliminate policy restricting margin purchases and short sales                           %            %            %

     G.  Eliminate diversification policies                                                      %            %            %

20. Real Estate Securities Portfolio: TO APPROVE THE MODIFICATION OR ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICIES LISTED BELOW AS DESCRIBED IN THE PROXY STATEMENT:

                                                                                           Percentage of shares to be voted:
                                                                                           ---------------------------------
                                                                                            For        Against      Abstain
                                                                                            ---        -------      -------
     A.  Modify policies regarding borrowing and the issuance of senior securities               %            %            %

     B.  Modify policy regarding concentration in a particular industry                          %            %            %

     C.  Modify policy regarding investments in real estate                                      %            %            %

     D.  Modify policy regarding investments in commodities                                      %            %            %

     E.  Modify policies regarding lending                                                       %            %            %

     F.  Eliminate policy restricting margin purchases and short sales                           %            %            %

     G.  Eliminate diversification policies                                                      %            %            %

21. Growth Portfolio: TO APPROVE AN AMENDED INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND ON BEHALF OF THIS PORTFOLIO AND ADVANTUS CAPITAL MANAGEMENT, INC., AS DESCRIBED IN THE PROXY STATEMENT:

       Percentage of shares to be voted: FOR   %     AGAINST   %     ABSTAIN   %

22. Bond Portfolio: TO APPROVE AN AMENDED INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND ON BEHALF OF THIS PORTFOLIO AND ADVANTUS CAPITAL MANAGEMENT, INC., AS DESCRIBED IN THE PROXY STATEMENT:

       Percentage of shares to be voted: FOR   %     AGAINST   %     ABSTAIN   %

23. Money Market Portfolio: TO APPROVE AN AMENDED INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND ON BEHALF OF THIS PORTFOLIO AND ADVANTUS CAPITAL MANAGEMENT, INC., AS DESCRIBED IN THE PROXY STATEMENT:

       Percentage of shares to be voted: FOR   %     AGAINST   %     ABSTAIN   %

24. Asset Allocation Portfolio: TO APPROVE AN AMENDED INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND ON BEHALF OF THIS PORTFOLIO AND ADVANTUS CAPITAL MANAGEMENT, INC., AS DESCRIBED IN THE PROXY STATEMENT:

       Percentage of shares to be voted: FOR   %     AGAINST   %     ABSTAIN   %

25. Mortgage Securities Portfolio: TO APPROVE AN AMENDED INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND ON BEHALF OF THIS PORTFOLIO AND ADVANTUS CAPITAL MANAGEMENT, INC., AS DESCRIBED IN THE PROXY STATEMENT:

       Percentage of shares to be voted: FOR   %     AGAINST   %     ABSTAIN   %

26. Index 500 Portfolio: TO APPROVE AN AMENDED INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND ON BEHALF OF THIS PORTFOLIO AND ADVANTUS CAPITAL MANAGEMENT, INC., AS DESCRIBED IN THE PROXY STATEMENT:

       Percentage of shares to be voted: FOR   %     AGAINST   %     ABSTAIN   %

27. Capital Appreciation Portfolio: TO APPROVE AN AMENDED INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND ON BEHALF OF THIS PORTFOLIO AND ADVANTUS CAPITAL MANAGEMENT, INC., AS DESCRIBED IN THE PROXY STATEMENT:

       Percentage of shares to be voted: FOR   %     AGAINST   %     ABSTAIN   %

28. International Stock Portfolio: TO APPROVE AN AMENDED INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND ON BEHALF OF THIS PORTFOLIO AND ADVANTUS CAPITAL MANAGEMENT, INC., AS DESCRIBED IN THE PROXY STATEMENT:

       Percentage of shares to be voted: FOR   %     AGAINST   %     ABSTAIN   %

29. Small Company Growth Portfolio: TO APPROVE AN AMENDED INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND ON BEHALF OF THIS PORTFOLIO AND ADVANTUS CAPITAL MANAGEMENT, INC., AS DESCRIBED IN THE PROXY STATEMENT:

       Percentage of shares to be voted: FOR   %     AGAINST   %     ABSTAIN   %

30. Maturing Government Bond 2002 Portfolio: TO APPROVE AN AMENDED INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND ON BEHALF OF THIS PORTFOLIO AND ADVANTUS CAPITAL MANAGEMENT, INC., AS DESCRIBED IN THE PROXY STATEMENT:

       Percentage of shares to be voted: FOR   %     AGAINST   %     ABSTAIN   %

31. Maturing Government Bond 2006 Portfolio: TO APPROVE AN AMENDED INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND ON BEHALF OF THIS PORTFOLIO AND ADVANTUS CAPITAL MANAGEMENT, INC., AS DESCRIBED IN THE PROXY STATEMENT:

       Percentage of shares to be voted: FOR   %     AGAINST   %     ABSTAIN   %

32. Maturing Government Bond 2010 Portfolio: TO APPROVE AN AMENDED INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND ON BEHALF OF THIS PORTFOLIO AND ADVANTUS CAPITAL MANAGEMENT, INC., AS DESCRIBED IN THE PROXY STATEMENT:

       Percentage of shares to be voted: FOR   %     AGAINST   %     ABSTAIN   %

33. Value Stock Portfolio: TO APPROVE AN AMENDED INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND ON BEHALF OF THIS PORTFOLIO AND ADVANTUS CAPITAL MANAGEMENT, INC., AS DESCRIBED IN THE PROXY STATEMENT:

       Percentage of shares to be voted: FOR   %     AGAINST   %     ABSTAIN   %

34. Small Company Value Portfolio: TO APPROVE AN AMENDED INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND ON BEHALF OF THIS PORTFOLIO AND ADVANTUS CAPITAL MANAGEMENT, INC., AS DESCRIBED IN THE PROXY STATEMENT:

       Percentage of shares to be voted: FOR   %     AGAINST   %     ABSTAIN   %

35. Global Bond Portfolio: TO APPROVE AN AMENDED INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND ON BEHALF OF THIS PORTFOLIO AND ADVANTUS CAPITAL MANAGEMENT, INC., AS DESCRIBED IN THE PROXY STATEMENT:

       Percentage of shares to be voted: FOR   %     AGAINST   %     ABSTAIN   %

36. Index 400 Mid-Cap Portfolio: TO APPROVE AN AMENDED INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND ON BEHALF OF THIS PORTFOLIO AND ADVANTUS CAPITAL MANAGEMENT, INC., AS DESCRIBED IN THE PROXY STATEMENT:

       Percentage of shares to be voted: FOR   %     AGAINST   %     ABSTAIN   %

37. Macro-Cap Value Portfolio: TO APPROVE AN AMENDED INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND ON BEHALF OF THIS PORTFOLIO AND ADVANTUS CAPITAL MANAGEMENT, INC., AS DESCRIBED IN THE PROXY STATEMENT:

       Percentage of shares to be voted: FOR   %     AGAINST   %     ABSTAIN   %

38. Micro-Cap Growth Portfolio: TO APPROVE AN AMENDED INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND ON BEHALF OF THIS PORTFOLIO AND ADVANTUS CAPITAL MANAGEMENT, INC., AS DESCRIBED IN THE PROXY STATEMENT:

       Percentage of shares to be voted: FOR   %     AGAINST   %     ABSTAIN   %

39. Real Estate Securities Portfolio: TO APPROVE AN AMENDED INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND ON BEHALF OF THIS PORTFOLIO AND ADVANTUS CAPITAL MANAGEMENT, INC., AS DESCRIBED IN THE PROXY STATEMENT:

       Percentage of shares to be voted: FOR   %     AGAINST   %     ABSTAIN   %

40. Growth Portfolio: TO APPROVE A PLAN OF DISTRIBUTION UNDER RULE 12b-1, PURSUANT TO WHICH THIS PORTFOLIO WOULD PAY A DISTRIBUTION FEE OF 0.25% OF AVERAGE DAILY NET ASSETS PER ANNUM:

       Percentage of shares to be voted: FOR   %     AGAINST   %     ABSTAIN   %

41. Bond Portfolio: TO APPROVE A PLAN OF DISTRIBUTION UNDER RULE 12b-1, PURSUANT TO WHICH THIS PORTFOLIO WOULD PAY A DISTRIBUTION FEE OF 0.25% OF AVERAGE DAILY NET ASSETS PER ANNUM:

       Percentage of shares to be voted: FOR   %     AGAINST   %     ABSTAIN   %

42. Money Market Portfolio: TO APPROVE A PLAN OF DISTRIBUTION UNDER RULE 12b-1, PURSUANT TO WHICH THIS PORTFOLIO WOULD PAY A DISTRIBUTION FEE OF 0.25% OF AVERAGE DAILY NET ASSETS PER ANNUM:

       Percentage of shares to be voted: FOR   %     AGAINST   %     ABSTAIN   %

43. Asset Allocation Portfolio: TO APPROVE A PLAN OF DISTRIBUTION UNDER RULE 12b-1, PURSUANT TO WHICH THIS PORTFOLIO WOULD PAY A DISTRIBUTION FEE OF 0.25% OF AVERAGE DAILY NET ASSETS PER ANNUM:

       Percentage of shares to be voted: FOR   %     AGAINST   %     ABSTAIN   %

44. Mortgage Securities Portfolio: TO APPROVE A PLAN OF DISTRIBUTION UNDER RULE 12b-1, PURSUANT TO WHICH THIS PORTFOLIO WOULD PAY A DISTRIBUTION FEE OF 0.25% OF AVERAGE DAILY NET ASSETS PER ANNUM:

       Percentage of shares to be voted: FOR   %     AGAINST   %     ABSTAIN   %

45. Index 500 Portfolio: TO APPROVE A PLAN OF DISTRIBUTION UNDER RULE 12b-1, PURSUANT TO WHICH THIS PORTFOLIO WOULD PAY A DISTRIBUTION FEE OF 0.25% OF AVERAGE DAILY NET ASSETS PER ANNUM:

       Percentage of shares to be voted: FOR   %     AGAINST   %     ABSTAIN   %

46. Capital Appreciation Portfolio: TO APPROVE A PLAN OF DISTRIBUTION UNDER RULE 12b-1, PURSUANT TO WHICH THIS PORTFOLIO WOULD PAY A DISTRIBUTION FEE OF 0.25% OF AVERAGE DAILY NET ASSETS PER ANNUM:

       Percentage of shares to be voted: FOR   %     AGAINST   %     ABSTAIN   %

47. International Stock Portfolio: TO APPROVE A PLAN OF DISTRIBUTION UNDER RULE 12b-1, PURSUANT TO WHICH THIS PORTFOLIO WOULD PAY A DISTRIBUTION FEE OF 0.25% OF AVERAGE DAILY NET ASSETS PER ANNUM:

       Percentage of shares to be voted: FOR   %     AGAINST   %     ABSTAIN   %

48. Small Company Growth Portfolio: TO APPROVE A PLAN OF DISTRIBUTION UNDER RULE 12b-1, PURSUANT TO WHICH THIS PORTFOLIO WOULD PAY A DISTRIBUTION FEE OF 0.25% OF AVERAGE DAILY NET ASSETS PER ANNUM:

       Percentage of shares to be voted: FOR   %     AGAINST   %     ABSTAIN   %

49. Value Stock Portfolio: TO APPROVE A PLAN OF DISTRIBUTION UNDER RULE 12b-1, PURSUANT TO WHICH THIS PORTFOLIO WOULD PAY A DISTRIBUTION FEE OF 0.25% OF AVERAGE DAILY NET ASSETS PER ANNUM:

       Percentage of shares to be voted: FOR   %     AGAINST   %     ABSTAIN   %

50. Small Company Value Portfolio: TO APPROVE A PLAN OF DISTRIBUTION UNDER RULE 12b-1, PURSUANT TO WHICH THIS PORTFOLIO WOULD PAY A DISTRIBUTION FEE OF 0.25% OF AVERAGE DAILY NET ASSETS PER ANNUM:

       Percentage of shares to be voted: FOR   %     AGAINST   %     ABSTAIN   %

51. Global Bond Portfolio: TO APPROVE A PLAN OF DISTRIBUTION UNDER RULE 12b-1, PURSUANT TO WHICH THIS PORTFOLIO WOULD PAY A DISTRIBUTION FEE OF 0.25% OF AVERAGE DAILY NET ASSETS PER ANNUM:

       Percentage of shares to be voted: FOR   %     AGAINST   %     ABSTAIN   %

52. Index 400 Mid-Cap Portfolio: TO APPROVE A PLAN OF DISTRIBUTION UNDER RULE 12b-1, PURSUANT TO WHICH THIS PORTFOLIO WOULD PAY A DISTRIBUTION FEE OF 0.25% OF AVERAGE DAILY NET ASSETS PER ANNUM:

       Percentage of shares to be voted: FOR   %     AGAINST   %     ABSTAIN   %

53. Macro-Cap Value Portfolio: TO APPROVE A PLAN OF DISTRIBUTION UNDER RULE 12b-1, PURSUANT TO WHICH THIS PORTFOLIO WOULD PAY A DISTRIBUTION FEE OF 0.25% OF AVERAGE DAILY NET ASSETS PER ANNUM:

       Percentage of shares to be voted: FOR   %     AGAINST   %     ABSTAIN   %

54. Micro-Cap Growth Portfolio: TO APPROVE A PLAN OF DISTRIBUTION UNDER RULE 12b-1, PURSUANT TO WHICH THIS PORTFOLIO WOULD PAY A DISTRIBUTION FEE OF 0.25% OF AVERAGE DAILY NET ASSETS PER ANNUM:

       Percentage of shares to be voted: FOR   %     AGAINST   %     ABSTAIN   %

55. Real Estate Securities Portfolio: TO APPROVE A PLAN OF DISTRIBUTION UNDER RULE 12b-1, PURSUANT TO WHICH THIS PORTFOLIO WOULD PAY A DISTRIBUTION FEE OF 0.25% OF AVERAGE DAILY NET ASSETS PER ANNUM:

       Percentage of shares to be voted: FOR   %     AGAINST   %     ABSTAIN   %

56. All Portfolios Voting Together: TO APPROVE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE FUND AS DESCRIBED IN THE PROXY STATEMENT:

       Percentage of shares to be voted: FOR   %     AGAINST   %     ABSTAIN   %

57. All Portfolios Voting Together: TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTS FOR THE FUND:

       Percentage of shares to be voted: FOR   %     AGAINST   %     ABSTAIN   %

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED AND AS DESCRIBED HEREIN. SHARES OF THE FUND HELD IN THE VARIABLE LIFE ACCOUNT, THE VARIABLE ANNUITY ACCOUNT, THE VARIABLE FUND D, THE GROUP VARIABLE ANNUITY ACCOUNT AND THE VARIABLE UNIVERSAL LIFE ACCOUNT (THE "ACCOUNTS") WILL BE VOTED BY MINNESOTA LIFE IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM CONTRACT OWNERS WITH VOTING INTERESTS IN EACH SUB-ACCOUNT OF THE ACCOUNTS. IN THE EVENT AN EXECUTED VOTING INSTRUCTION CARD IS RETURNED WITHOUT INSTRUCTIONS, THE RELATED SHARES WILL BE VOTED "FOR" EACH PROPOSAL. IN THE EVENT NO INSTRUCTIONS ARE RECEIVED FROM A CONTRACT OWNER WITH RESPECT TO SHARES OF A PORTFOLIO HELD BY A SUB-ACCOUNT, MINNESOTA LIFE WILL VOTE SUCH SHARES OF THE PORTFOLIO AND SHARES NOT ATTRIBUTABLE TO CONTRACTS IN THE SAME PROPORTION AS SHARES OF THE PORTFOLIO HELD BY SUCH SUB-ACCOUNT FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED. THE NUMBER OF VOTES WHICH ARE AVAILABLE TO A CONTRACT OWNER WILL BE CALCULATED SEPARATELY FOR EACH SUB-ACCOUNT OF THE ACCOUNTS. IF, HOWEVER, THE INVESTMENT COMPANY ACT OF 1940 OR ANY REGULATION UNDER THAT ACT SHOULD CHANGE SO THAT MINNESOTA MUTUAL MAY BE ALLOWED TO VOTE SHARES IN ITS OWN RIGHT, THEN IT MAY ELECT TO DO SO.

The undersigned hereby acknowledges receipt of the Notice to Shareholders of
Special Meeting and the Proxy Statement dated March   , 2000, and revokes any
proxy heretofore given with respect to the votes covered by this proxy.

                                       Date:                     , 2000
                                            ---------------------
                                       Signature:
                                                 -------------------------------
                                       Title:
                                                 -------------------------------

                        MINNESOTA LIFE INSURANCE COMPANY
                             400 ROBERT STREET NORTH
                            ST. PAUL, MINNESOTA 55101

               VOTING INSTRUCTIONS FOR ADVANTUS SERIES FUND, INC.
                           ASSET ALLOCATION PORTFOLIO

Minnesota Life Insurance Company ("Minnesota Life") is soliciting these voting instructions from owners of variable life insurance policies and owners of and annuitants under variable annuity contracts issued by Minnesota Life who, by virtue of such policies and contracts, beneficially own shares of the portfolio named above (the "Portfolio"), a series of Advantus Series Fund, Inc. (the "Fund"). These voting instructions are for the Fund's Special Meeting of Shareholders to be held on April 17, 2000, and any adjournment thereof.

Please check in the appropriate boxes below, date this form, and sign it exactly as your name appears below. By signing this form, you acknowledge receipt of the Notice of Special Meeting and Proxy Statement dated March 17, 2000. As legal owner of the shares, Minnesota Life will vote the shares in accordance with these instructions at the Special Meeting or any adjournment thereof.

The undersigned hereby instructs Minnesota Life to vote as indicated below. IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE FOR APPROVAL OF ALL OF THE PROPOSALS. If any other matter properly comes before the Special Meeting, Minnesota Life will vote in accordance with its best judgment.



1.   ELECTION OF DIRECTORS:

     [  ]  FOR all nominees listed below (except as marked to the contrary below)
     [  ]  WITHHOLD AUTHORITY

     (INSTRUCTION: To withhold authority to vote for any individual nominee, mark the box next to the nominee's name below.)

     [  ]  Charles E. Arner
     [  ]  Ellen S. Berscheid
     [  ]  Ralph D. Ebbott
     [  ]  Frederick P. Feuerherm
     [  ]  William N. Westhoff

2. TO APPROVE THE MODIFICATION OR ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICIES LISTED BELOW AS DESCRIBED IN THE PROXY STATEMENT:

     [  ]  FOR all changes listed
     [  ]  AGAINST all changes listed
     [  ]  ABSTAIN as to all changes listed
     [  ]  Vote on individual changes listed as follows:


         For  Against  Abstain
         ---  -------  -------

         [  ]      [  ]      [  ]    A.   Modify policies regarding borrowing and the issuance of senior securities
         [  ]      [  ]      [  ]    B.   Modify policy regarding concentration in a particular industry
         [  ]      [  ]      [  ]    C.   Modify policy regarding investments in real estate
         [  ]      [  ]      [  ]    D.   Modify policy regarding investments in commodities
         [  ]      [  ]      [  ]    E.   Modify policies regarding lending
         [  ]      [  ]      [  ]    F.   Eliminate policy restricting margin purchases and short sales
         [  ]      [  ]      [  ]    G.   Eliminate diversification policies



3. TO APPROVE AN AMENDED INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND ADVANTUS CAPITAL MANAGEMENT, INC., CHANGING THE SCHEDULE OF ADVISORY FEES PAYABLE BY THE PORTFOLIO, DELETING A PROVISION REQUIRING ADVANTUS CAPITAL TO PAY DISTRIBUTION-RELATED EXPENSES OF THE FUND, AND MODIFYING THE AGREEMENT'S AMENDMENT PROVISION, ALL AS DESCRIBED IN THE PROXY STATEMENT:

     [  ]  FOR          [  ]   AGAINST          [  ]   ABSTAIN

4. TO APPROVE A PLAN OF DISTRIBUTION UNDER RULE 12b-1, PURSUANT TO WHICH THE PORTFOLIO WOULD PAY A DISTRIBUTION FEE OF 0.25% OF AVERAGE DAILY NET ASSETS PER ANNUM:

     [  ]  FOR          [  ]   AGAINST          [  ]   ABSTAIN

5. TO APPROVE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE FUND AS DESCRIBED IN THE PROXY STATEMENT:

     [  ]  FOR          [  ]   AGAINST          [  ]   ABSTAIN

6. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FUND:

     [  ]  FOR          [  ]   AGAINST          [  ]   ABSTAIN

NOTE: PLEASE DATE THIS VOTING INSTRUCTION AND SIGN YOUR NAME IN THE EXACT FORM AS IT APPEARS HEREIN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU SIGN AS "TRUSTEE" OR "EMPLOYER," PLEASE GIVE FULL TITLE AS SUCH.


                                 ----------------------------------------
                                              Signature


                                 Date:                             , 2000
                                      -----------------------------


                   THANK YOU FOR YOUR VOTING INSTRUCTIONS.

                        MINNESOTA LIFE INSURANCE COMPANY
                             400 ROBERT STREET NORTH
                            ST. PAUL, MINNESOTA 55101

               VOTING INSTRUCTIONS FOR ADVANTUS SERIES FUND, INC.
                                 BOND PORTFOLIO

Minnesota Life Insurance Company ("Minnesota Life") is soliciting these voting instructions from owners of variable life insurance policies and owners of and annuitants under variable annuity contracts issued by Minnesota Life who, by virtue of such policies and contracts, beneficially own shares of the portfolio named above (the "Portfolio"), a series of Advantus Series Fund, Inc. (the "Fund"). These voting instructions are for the Fund's Special Meeting of Shareholders to be held on April 17, 2000, and any adjournment thereof.

Please check in the appropriate boxes below, date this form, and sign it exactly as your name appears below. By signing this form, you acknowledge receipt of the Notice of Special Meeting and Proxy Statement dated March 17, 2000. As legal owner of the shares, Minnesota Life will vote the shares in accordance with these instructions at the Special Meeting or any adjournment thereof.

The undersigned hereby instructs Minnesota Life to vote as indicated below. IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE FOR APPROVAL OF ALL OF THE PROPOSALS. If any other matter properly comes before the Special Meeting, Minnesota Life will vote in accordance with its best judgment.

1.   ELECTION OF DIRECTORS:

     [ ]FOR all nominees listed below (except as marked to the contrary below)
     [ ]WITHHOLD AUTHORITY

     (INSTRUCTION: To withhold authority to vote for any individual nominee, mark the box next to the nominee's name below.)

     [ ] Charles E. Arner [ ] Ellen S. Berscheid [ ] Ralph D. Ebbott

     [ ] Frederick P. Feuerherm [ ] William N. Westhoff

2. TO APPROVE THE MODIFICATION OR ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICIES LISTED BELOW AS DESCRIBED IN THE PROXY STATEMENT:

     [ ] FOR all changes listed
     [ ] AGAINST all changes listed
     [ ] ABSTAIN as to all changes listed
     [ ] Vote on individual changes listed as follows:


        For   Against  Abstain
        ---   -------  -------

        [ ]      [ ]       [ ]     A.   Modify policies regarding borrowing and the issuance of senior securities
        [ ]      [ ]       [ ]     B.   Modify policy regarding concentration in a particular industry
        [ ]      [ ]       [ ]     C.   Modify policy regarding investments in real estate
        [ ]      [ ]       [ ]     D.   Modify policy regarding investments in commodities
        [ ]      [ ]       [ ]     E.   Modify policies regarding lending
        [ ]      [ ]       [ ]     F.   Eliminate policy restricting margin purchases and short sales
        [ ]      [ ]       [ ]     G.   Eliminate diversification policies



3. TO APPROVE AN AMENDED INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND ADVANTUS CAPITAL MANAGEMENT, INC., CHANGING THE SCHEDULE OF ADVISORY FEES PAYABLE BY THE PORTFOLIO, DELETING A PROVISION REQUIRING ADVANTUS CAPITAL TO PAY DISTRIBUTION-RELATED EXPENSES OF THE FUND, AND MODIFYING THE AGREEMENT'S AMENDMENT PROVISION, ALL AS DESCRIBED IN THE PROXY STATEMENT:

     [ ]   FOR          [ ]    AGAINST          [ ]    ABSTAIN

4. TO APPROVE A PLAN OF DISTRIBUTION UNDER RULE 12b-1, PURSUANT TO WHICH THE PORTFOLIO WOULD PAY A DISTRIBUTION FEE OF 0.25% OF AVERAGE DAILY NET ASSETS PER ANNUM:

     [ ]   FOR          [ ]    AGAINST          [ ]    ABSTAIN

5. TO APPROVE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE FUND AS DESCRIBED IN THE PROXY STATEMENT:

     [ ]   FOR          [ ]    AGAINST          [ ]    ABSTAIN

6. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE
   FUND:

     [ ]   FOR          [ ]    AGAINST          [ ]    ABSTAIN

NOTE: PLEASE DATE THIS VOTING INSTRUCTION AND SIGN YOUR NAME IN THE EXACT FORM AS IT APPEARS HEREIN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU SIGN AS "TRUSTEE" OR "EMPLOYER," PLEASE GIVE FULL TITLE AS SUCH.


                                    --------------------------------------
                                                  Signature


                                    Date:                           , 2000
                                         ---------------------------

                     THANK YOU FOR YOUR VOTING INSTRUCTIONS.

                        MINNESOTA LIFE INSURANCE COMPANY
                             400 ROBERT STREET NORTH
                            ST. PAUL, MINNESOTA 55101

               VOTING INSTRUCTIONS FOR ADVANTUS SERIES FUND, INC.
                         CAPITAL APPRECIATION PORTFOLIO

Minnesota Life Insurance Company ("Minnesota Life") is soliciting these voting instructions from owners of variable life insurance policies and owners of and annuitants under variable annuity contracts issued by Minnesota Life who, by virtue of such policies and contracts, beneficially own shares of the portfolio named above (the "Portfolio"), a series of Advantus Series Fund, Inc. (the "Fund"). These voting instructions are for the Fund's Special Meeting of Shareholders to be held on April 17, 2000, and any adjournment thereof.

Please check in the appropriate boxes below, date this form, and sign it exactly as your name appears below. By signing this form, you acknowledge receipt of the Notice of Special Meeting and Proxy Statement dated March 17, 2000. As legal owner of the shares, Minnesota Life will vote the shares in accordance with these instructions at the Special Meeting or any adjournment thereof.

The undersigned hereby instructs Minnesota Life to vote as indicated below. IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE FOR APPROVAL OF ALL OF THE PROPOSALS. If any other matter properly comes before the Special Meeting, Minnesota Life will vote in accordance with its best judgment.


1.   ELECTION OF DIRECTORS:

     [ ]  FOR all nominees listed below (except as marked to the contrary below)
     [ ]  WITHHOLD AUTHORITY

(INSTRUCTION: To withhold authority to vote for any individual nominee, mark the box next to the nominee's name below.)

     [ ]   Charles E. Arner               [ ]   Ellen S. Berscheid
     [ ]   Ralph D. Ebbott                [ ]   Frederick P. Feuerherm
     [ ]   William N. Westhoff

2. TO APPROVE THE MODIFICATION OR ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICIES LISTED BELOW AS DESCRIBED IN THE PROXY STATEMENT:

     [ ]   FOR all changes listed
     [ ]   AGAINST all changes listed
     [ ]   ABSTAIN as to all changes listed
     [ ]   Vote on individual changes listed as follows:


        For   Against Abstain
        ---   ------- -------
        [ ]     [ ]     [ ]    A.   Modify policies regarding borrowing and the issuance of senior securities
        [ ]     [ ]     [ ]    B.   Modify policy regarding concentration in a particular industry
        [ ]     [ ]     [ ]    C.   Modify policy regarding investments in real estate
        [ ]     [ ]     [ ]    D.   Modify policy regarding investments in commodities
        [ ]     [ ]     [ ]    E.   Modify policies regarding lending
        [ ]     [ ]     [ ]    F.   Eliminate policy restricting margin purchases and short sales
        [ ]     [ ]     [ ]    G.   Eliminate diversification policies

3. TO APPROVE AN AMENDED INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND ADVANTUS CAPITAL MANAGEMENT, INC., CHANGING THE SCHEDULE OF ADVISORY FEES PAYABLE BY THE PORTFOLIO, DELETING A PROVISION REQUIRING ADVANTUS CAPITAL TO PAY DISTRIBUTION-RELATED EXPENSES OF THE FUND, AND MODIFYING THE AGREEMENT'S AMENDMENT PROVISION, ALL AS DESCRIBED IN THE PROXY STATEMENT:

     [ ]   FOR          [ ]    AGAINST          [ ]    ABSTAIN


4. TO APPROVE A PLAN OF DISTRIBUTION UNDER RULE 12b-1, PURSUANT TO WHICH THE PORTFOLIO WOULD PAY A DISTRIBUTION FEE OF 0.25% OF AVERAGE DAILY NET ASSETS PER ANNUM:

     [ ]   FOR          [ ]    AGAINST          [ ]    ABSTAIN

5. TO APPROVE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE FUND AS DESCRIBED IN THE PROXY STATEMENT:

     [ ]   FOR          [ ]    AGAINST          [ ]    ABSTAIN

6. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FUND:

     [ ]   FOR          [ ]    AGAINST          [ ]    ABSTAIN

NOTE: PLEASE DATE THIS VOTING INSTRUCTION AND SIGN YOUR NAME IN THE EXACT FORM AS IT APPEARS HEREIN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU SIGN AS "TRUSTEE" OR "EMPLOYER," PLEASE GIVE FULL TITLE AS SUCH.


                                           -------------------------------------
                                                       Signature


                                           Date:                          , 2000
                                                --------------------------

                     THANK YOU FOR YOUR VOTING INSTRUCTIONS.

                        MINNESOTA LIFE INSURANCE COMPANY
                             400 ROBERT STREET NORTH
                            ST. PAUL, MINNESOTA 55101

               VOTING INSTRUCTIONS FOR ADVANTUS SERIES FUND, INC.
                              GLOBAL BOND PORTFOLIO

Minnesota Life Insurance Company ("Minnesota Life") is soliciting these voting instructions from owners of variable life insurance policies and owners of and annuitants under variable annuity contracts issued by Minnesota Life who, by virtue of such policies and contracts, beneficially own shares of the portfolio named above (the "Portfolio"), a series of Advantus Series Fund, Inc. (the "Fund"). These voting instructions are for the Fund's Special Meeting of Shareholders to be held on April 17, 2000, and any adjournment thereof.

Please check in the appropriate boxes below, date this form, and sign it exactly as your name appears below. By signing this form, you acknowledge receipt of the Notice of Special Meeting and Proxy Statement dated March 17, 2000. As legal owner of the shares, Minnesota Life will vote the shares in accordance with these instructions at the Special Meeting or any adjournment thereof.

The undersigned hereby instructs Minnesota Life to vote as indicated below. IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE FOR APPROVAL OF ALL OF THE PROPOSALS. If any other matter properly comes before the Special Meeting, Minnesota Life will vote in accordance with its best judgment.



1.   ELECTION OF DIRECTORS:

     [ ]  FOR all nominees listed below (except as marked to the contrary below)

     [ ]  WITHHOLD AUTHORITY

  (INSTRUCTION: To withhold authority to vote for any individual nominee, mark the box next to the nominee's name below.)

  [ ]   Charles E. Arner     [ ]   Ellen S. Berscheid    [ ]   Ralph D. Ebbott

             [ ]   Frederick P. Feuerherm          [ ]   William N. Westhoff

2. TO APPROVE THE MODIFICATION OR ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICIES LISTED BELOW AS DESCRIBED IN THE PROXY STATEMENT:

     [ ]   FOR all changes listed         [ ]   AGAINST all changes listed

     [ ]   ABSTAIN as to all changes listed

     [ ]   Vote on individual changes listed as follows:

        For   Against Abstain
        ---   ------- -------
        [ ]     [ ]     [ ]     A.   Modify policies regarding borrowing and the issuance of senior securities
        [ ]     [ ]     [ ]     B.   Modify policy regarding concentration in a particular industry
        [ ]     [ ]     [ ]     C.   Modify policy regarding investments in real estate
        [ ]     [ ]     [ ]     D.   Modify policy regarding investments in commodities
        [ ]     [ ]     [ ]     E.   Modify policies regarding lending
        [ ]     [ ]     [ ]     F.   Eliminate policy restricting margin purchases and short sales

3. TO APPROVE AN AMENDED INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND ADVANTUS CAPITAL MANAGEMENT, INC., CHANGING THE SCHEDULE OF ADVISORY FEES PAYABLE BY THE PORTFOLIO, DELETING A PROVISION REQUIRING ADVANTUS CAPITAL TO PAY DISTRIBUTION-RELATED EXPENSES OF THE FUND, AND MODIFYING THE AGREEMENT'S AMENDMENT PROVISION, ALL AS DESCRIBED IN THE PROXY STATEMENT:

     [ ]   FOR          [ ]    AGAINST          [ ]    ABSTAIN

4. TO APPROVE A PLAN OF DISTRIBUTION UNDER RULE 12b-1, PURSUANT TO WHICH THE PORTFOLIO WOULD PAY A DISTRIBUTION FEE OF 0.25% OF AVERAGE DAILY NET ASSETS PER ANNUM:

     [ ]   FOR          [ ]    AGAINST          [ ]    ABSTAIN

5. TO APPROVE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE FUND AS DESCRIBED IN THE PROXY STATEMENT:

     [ ]   FOR          [ ]    AGAINST          [ ]    ABSTAIN

6. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FUND:

     [ ]   FOR          [ ]    AGAINST          [ ]    ABSTAIN

NOTE: PLEASE DATE THIS VOTING INSTRUCTION AND SIGN YOUR NAME IN THE EXACT FORM AS IT APPEARS HEREIN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU SIGN AS "TRUSTEE" OR "EMPLOYER," PLEASE GIVE FULL TITLE AS SUCH.


                                             -------------------------------
                                                        Signature


                                             Date:                    , 2000
                                                  --------------------

                    THANK YOU FOR YOUR VOTING INSTRUCTIONS.

                        MINNESOTA LIFE INSURANCE COMPANY
                             400 ROBERT STREET NORTH
                            ST. PAUL, MINNESOTA 55101

               VOTING INSTRUCTIONS FOR ADVANTUS SERIES FUND, INC.
                                GROWTH PORTFOLIO

Minnesota Life Insurance Company ("Minnesota Life") is soliciting these voting instructions from owners of variable life insurance policies and owners of and annuitants under variable annuity contracts issued by Minnesota Life who, by virtue of such policies and contracts, beneficially own shares of the portfolio named above (the "Portfolio"), a series of Advantus Series Fund, Inc. (the "Fund"). These voting instructions are for the Fund's Special Meeting of Shareholders to be held on April 17, 2000, and any adjournment thereof.

Please check in the appropriate boxes below, date this form, and sign it exactly as your name appears below. By signing this form, you acknowledge receipt of the Notice of Special Meeting and Proxy Statement dated March 17, 2000. As legal owner of the shares, Minnesota Life will vote the shares in accordance with these instructions at the Special Meeting or any adjournment thereof.

The undersigned hereby instructs Minnesota Life to vote as indicated below. IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE FOR APPROVAL OF ALL OF THE PROPOSALS. If any other matter properly comes before the Special Meeting, Minnesota Life will vote in accordance with its best judgment.

1.   ELECTION OF DIRECTORS:

     [ ] FOR all nominees listed below (except as marked to the contrary below)
     [ ] WITHHOLD AUTHORITY

     (INSTRUCTION: To withhold authority to vote for any individual nominee, mark the box next to the nominee's name below.)

     [ ] Charles E. Arner [ ] Ellen S. Berscheid [ ] Ralph D. Ebbott

     [ ] Frederick P. Feuerherm [ ] William N. Westhoff

2. TO APPROVE THE MODIFICATION OR ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICIES LISTED BELOW AS DESCRIBED IN THE PROXY STATEMENT:

     [ ] FOR all changes listed [ ] AGAINST all changes listed [ ] ABSTAIN as to all changes listed

     [ ]   Vote on individual changes listed as follows:


        For   Against Abstain
        ---   ------- -------

        [ ]     [ ]     [ ]    A.   Modify policies regarding borrowing and the issuance of senior securities
        [ ]     [ ]     [ ]    B.   Modify policy regarding concentration in a particular industry
        [ ]     [ ]     [ ]    C.   Modify policy regarding investments in real estate
        [ ]     [ ]     [ ]    D.   Modify policy regarding investments in commodities
        [ ]     [ ]     [ ]    E.   Modify policies regarding lending
        [ ]     [ ]     [ ]    F.   Eliminate policy restricting margin purchases and short sales
        [ ]     [ ]     [ ]    G.   Eliminate diversification policies


3. TO APPROVE AN AMENDED INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND ADVANTUS CAPITAL MANAGEMENT, INC., CHANGING THE SCHEDULE OF ADVISORY FEES PAYABLE BY THE PORTFOLIO, DELETING A PROVISION REQUIRING ADVANTUS CAPITAL TO PAY DISTRIBUTION-RELATED EXPENSES OF THE FUND, AND MODIFYING THE AGREEMENT'S AMENDMENT PROVISION, ALL AS DESCRIBED IN THE PROXY STATEMENT:

     [ ]   FOR         [ ]     AGAINST          [ ]    ABSTAIN



4. TO APPROVE A PLAN OF DISTRIBUTION UNDER RULE 12b-1, PURSUANT TO WHICH THE PORTFOLIO WOULD PAY A DISTRIBUTION FEE OF 0.25% OF AVERAGE DAILY NET ASSETS PER ANNUM:

     [ ]   FOR          [ ]    AGAINST          [ ]    ABSTAIN

5. TO APPROVE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE FUND AS DESCRIBED IN THE PROXY STATEMENT:

     [ ]   FOR          [ ]    AGAINST          [ ]    ABSTAIN

6. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE
   FUND:

     [ ]   FOR          [ ]    AGAINST          [ ]    ABSTAIN

NOTE: PLEASE DATE THIS VOTING INSTRUCTION AND SIGN YOUR NAME IN THE EXACT FORM AS IT APPEARS HEREIN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU SIGN AS "TRUSTEE" OR "EMPLOYER," PLEASE GIVE FULL TITLE AS SUCH.


                                         ------------------------------------
                                                     Signature


                                         Date:                         , 2000
                                              -------------------------



                     THANK YOU FOR YOUR VOTING INSTRUCTIONS.

                        MINNESOTA LIFE INSURANCE COMPANY
                             400 ROBERT STREET NORTH
                            ST. PAUL, MINNESOTA 55101

               VOTING INSTRUCTIONS FOR ADVANTUS SERIES FUND, INC.
                           INDEX 400 MID-CAP PORTFOLIO

Minnesota Life Insurance Company ("Minnesota Life") is soliciting these voting instructions from owners of variable life insurance policies and owners of and annuitants under variable annuity contracts issued by Minnesota Life who, by virtue of such policies and contracts, beneficially own shares of the portfolio named above (the "Portfolio"), a series of Advantus Series Fund, Inc. (the "Fund"). These voting instructions are for the Fund's Special Meeting of Shareholders to be held on April 17, 2000, and any adjournment thereof.

Please check in the appropriate boxes below, date this form, and sign it exactly as your name appears below. By signing this form, you acknowledge receipt of the Notice of Special Meeting and Proxy Statement dated March 17, 2000. As legal owner of the shares, Minnesota Life will vote the shares in accordance with these instructions at the Special Meeting or any adjournment thereof.

The undersigned hereby instructs Minnesota Life to vote as indicated below. IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE FOR APPROVAL OF ALL OF THE PROPOSALS. If any other matter properly comes before the Special Meeting, Minnesota Life will vote in accordance with its best judgment.


1.   ELECTION OF DIRECTORS:

     [ ]  FOR all nominees listed below (except as marked to the contrary below)
     [ ]  WITHHOLD AUTHORITY

(INSTRUCTION: To withhold authority to vote for any individual nominee, mark the box next to the nominee's name below.)

         [ ]   Charles E. Arner              [ ]   Ellen S. Berscheid
         [ ]   Ralph D. Ebbott               [ ]   Frederick P. Feuerherm
         [ ]   William N. Westhoff

2. TO APPROVE THE MODIFICATION OR ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICIES LISTED BELOW AS DESCRIBED IN THE PROXY STATEMENT:

     [ ]   FOR all changes listed         [ ]   AGAINST all changes listed
     [ ]   ABSTAIN as to all changes listed
     [ ]   Vote on individual changes listed as follows:


        For   Against Abstain
        ---   ------- -------
        [ ]     [ ]     [ ]     A.   Modify policies regarding borrowing and the issuance of senior securities
        [ ]     [ ]     [ ]     B.   Modify policy regarding concentration in a particular industry
        [ ]     [ ]     [ ]     C.   Modify policy regarding investments in real estate
        [ ]     [ ]     [ ]     D.   Modify policy regarding investments in commodities
        [ ]     [ ]     [ ]     E.   Modify policies regarding lending
        [ ]     [ ]     [ ]     F.   Eliminate policy restricting margin purchases and short sales
        [ ]     [ ]     [ ]     G.   Eliminate diversification policies

3. TO APPROVE AN AMENDED INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND ADVANTUS CAPITAL MANAGEMENT, INC., CHANGING THE SCHEDULE OF ADVISORY FEES PAYABLE BY THE PORTFOLIO, DELETING A PROVISION REQUIRING ADVANTUS CAPITAL TO PAY DISTRIBUTION-RELATED EXPENSES OF THE FUND, AND MODIFYING THE AGREEMENT'S AMENDMENT PROVISION, ALL AS DESCRIBED IN THE PROXY STATEMENT:

     [ ]   FOR          [ ]    AGAINST          [ ]    ABSTAIN

4. TO APPROVE A PLAN OF DISTRIBUTION UNDER RULE 12b-1, PURSUANT TO WHICH THE PORTFOLIO WOULD PAY A DISTRIBUTION FEE OF 0.25% OF AVERAGE DAILY NET ASSETS PER ANNUM:

     [ ]   FOR          [ ]    AGAINST          [ ]    ABSTAIN

5. TO APPROVE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE FUND AS DESCRIBED IN THE PROXY STATEMENT:

     [ ]   FOR          [ ]    AGAINST          [ ]    ABSTAIN

6. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE
   FUND:

     [ ]   FOR          [ ]    AGAINST          [ ]    ABSTAIN

NOTE: PLEASE DATE THIS VOTING INSTRUCTION AND SIGN YOUR NAME IN THE EXACT FORM AS IT APPEARS HEREIN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU SIGN AS "TRUSTEE" OR "EMPLOYER," PLEASE GIVE FULL TITLE AS SUCH.


                                           -------------------------------------
                                                     Signature


                                           Date:                          , 2000
                                                --------------------------

                     THANK YOU FOR YOUR VOTING INSTRUCTIONS.

                        MINNESOTA LIFE INSURANCE COMPANY
                             400 ROBERT STREET NORTH
                            ST. PAUL, MINNESOTA 55101

               VOTING INSTRUCTIONS FOR ADVANTUS SERIES FUND, INC.
                               INDEX 500 PORTFOLIO

Minnesota Life Insurance Company ("Minnesota Life") is soliciting these voting instructions from owners of variable life insurance policies and owners of and annuitants under variable annuity contracts issued by Minnesota Life who, by virtue of such policies and contracts, beneficially own shares of the portfolio named above (the "Portfolio"), a series of Advantus Series Fund, Inc. (the "Fund"). These voting instructions are for the Fund's Special Meeting of Shareholders to be held on April 17, 2000, and any adjournment thereof.

Please check in the appropriate boxes below, date this form, and sign it exactly as your name appears below. By signing this form, you acknowledge receipt of the Notice of Special Meeting and Proxy Statement dated March 17, 2000. As legal owner of the shares, Minnesota Life will vote the shares in accordance with these instructions at the Special Meeting or any adjournment thereof.

The undersigned hereby instructs Minnesota Life to vote as indicated below. IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE FOR APPROVAL OF ALL OF THE PROPOSALS. If any other matter properly comes before the Special Meeting, Minnesota Life will vote in accordance with its best judgment.

1.   ELECTION OF DIRECTORS:

     [ ] FOR all nominees listed below (except as marked to the contrary below)
     [ ] WITHHOLD AUTHORITY

     (INSTRUCTION: To withhold authority to vote for any individual nominee, mark the box next to the nominee's name below.)

     [ ] Charles E. Arner
     [ ] Ellen S. Berscheid
     [ ] Ralph D. Ebbott
     [ ] Frederick P. Feuerherm
     [ ] William N. Westhoff

2. TO APPROVE THE MODIFICATION OR ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICIES LISTED BELOW AS DESCRIBED IN THE PROXY STATEMENT:

     [ ] FOR all changes listed
     [ ] AGAINST all changes listed
     [ ] ABSTAIN as to all changes listed
     [ ] Vote on individual changes listed as follows:



        For    Against  Abstain
        ---    -------  -------

         [ ]     [ ]     [ ]   A.   Modify policies regarding borrowing and the issuance of senior securities
         [ ]     [ ]     [ ]   B.   Modify policy regarding concentration in a particular industry
         [ ]     [ ]     [ ]   C.   Modify policy regarding investments in real estate
         [ ]     [ ]     [ ]   D.   Modify policy regarding investments in commodities
         [ ]     [ ]     [ ]   E.   Modify policies regarding lending
         [ ]     [ ]     [ ]   F.   Eliminate policy restricting margin purchases and short sales
         [ ]     [ ]     [ ]   G.   Eliminate diversification policies



3. TO APPROVE AN AMENDED INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND ADVANTUS CAPITAL MANAGEMENT, INC., CHANGING THE SCHEDULE OF ADVISORY FEES PAYABLE BY THE PORTFOLIO, DELETING A PROVISION REQUIRING ADVANTUS CAPITAL TO PAY DISTRIBUTION-RELATED EXPENSES OF THE FUND, AND MODIFYING THE AGREEMENT'S AMENDMENT PROVISION, ALL AS DESCRIBED IN THE PROXY STATEMENT:

     [ ] FOR          [ ]  AGAINST          [ ]  ABSTAIN

4. TO APPROVE A PLAN OF DISTRIBUTION UNDER RULE 12b-1, PURSUANT TO WHICH THE PORTFOLIO WOULD PAY A DISTRIBUTION FEE OF 0.25% OF AVERAGE DAILY NET ASSETS PER ANNUM:

     [ ] FOR          [ ]  AGAINST          [ ]  ABSTAIN

5. TO APPROVE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE FUND AS DESCRIBED IN THE PROXY STATEMENT:

     [ ] FOR          [ ]  AGAINST          [ ]  ABSTAIN

6. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FUND:

     [ ] FOR          [ ]  AGAINST          [ ]  ABSTAIN

NOTE: PLEASE DATE THIS VOTING INSTRUCTION AND SIGN YOUR NAME IN THE EXACT FORM AS IT APPEARS HEREIN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU SIGN AS "TRUSTEE" OR "EMPLOYER," PLEASE GIVE FULL TITLE AS SUCH.


                                    -----------------------------------
                                                Signature


                                    Date:                         , 2000
                                         -------------------------

                      THANK YOU FOR YOUR VOTING INSTRUCTIONS.

                        MINNESOTA LIFE INSURANCE COMPANY
                             400 ROBERT STREET NORTH
                            ST. PAUL, MINNESOTA 55101

               VOTING INSTRUCTIONS FOR ADVANTUS SERIES FUND, INC.
                          INTERNATIONAL STOCK PORTFOLIO

Minnesota Life Insurance Company ("Minnesota Life") is soliciting these voting instructions from owners of variable life insurance policies and owners of and annuitants under variable annuity contracts issued by Minnesota Life who, by virtue of such policies and contracts, beneficially own shares of the portfolio named above (the "Portfolio"), a series of Advantus Series Fund, Inc. (the "Fund"). These voting instructions are for the Fund's Special Meeting of Shareholders to be held on April 17, 2000, and any adjournment thereof.

Please check in the appropriate boxes below, date this form, and sign it exactly as your name appears below. By signing this form, you acknowledge receipt of the Notice of Special Meeting and Proxy Statement dated March 17, 2000. As legal owner of the shares, Minnesota Life will vote the shares in accordance with these instructions at the Special Meeting or any adjournment thereof.

The undersigned hereby instructs Minnesota Life to vote as indicated below. IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE FOR APPROVAL OF ALL OF THE PROPOSALS. If any other matter properly comes before the Special Meeting, Minnesota Life will vote in accordance with its best judgment.

1.  ELECTION OF DIRECTORS:

    [ ]   FOR all nominees listed below (except as marked to the contrary below)
    [ ]   WITHHOLD AUTHORITY

      (INSTRUCTION: To withhold authority to vote for any individual nominee, mark the box next to the nominee's name below.)

    [ ]   Charles E. Arner    [ ]    Ellen S. Berscheid   [ ]    Ralph D. Ebbott

           [ ]   Frederick P. Feuerherm          [ ]   William N. Westhoff

2. TO APPROVE THE MODIFICATION OR ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICIES LISTED BELOW AS DESCRIBED IN THE PROXY STATEMENT:

     [ ]   FOR all changes listed         [ ]   AGAINST all changes listed
     [ ]   ABSTAIN as to all changes listed
     [ ]   Vote on individual changes listed as follows:

        For   Against Abstain
        ---   ------- -------
         [ ]       [ ]       [ ]     A.   Modify policies regarding borrowing and the issuance of senior securities
         [ ]       [ ]       [ ]     B.   Modify policy regarding concentration in a particular industry
         [ ]       [ ]       [ ]     C.   Modify policy regarding investments in real estate
         [ ]       [ ]       [ ]     D.   Modify policy regarding investments in commodities
         [ ]       [ ]       [ ]     E.   Modify policies regarding lending
         [ ]       [ ]       [ ]     F.   Eliminate policy restricting margin purchases and short sales
         [ ]       [ ]       [ ]     G.   Eliminate diversification policies

3. TO APPROVE AN AMENDED INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND ADVANTUS CAPITAL MANAGEMENT, INC., CHANGING THE SCHEDULE OF ADVISORY FEES PAYABLE BY THE PORTFOLIO, DELETING A PROVISION REQUIRING ADVANTUS CAPITAL TO PAY DISTRIBUTION-RELATED EXPENSES OF THE FUND, AND MODIFYING THE AGREEMENT'S AMENDMENT PROVISION, ALL AS DESCRIBED IN THE PROXY STATEMENT:

     [ ]   FOR          [ ]    AGAINST          [ ]    ABSTAIN

4. TO APPROVE A PLAN OF DISTRIBUTION UNDER RULE 12b-1, PURSUANT TO WHICH THE PORTFOLIO WOULD PAY A DISTRIBUTION FEE OF 0.25% OF AVERAGE DAILY NET ASSETS PER ANNUM:

     [ ]   FOR          [ ]    AGAINST          [ ]    ABSTAIN

5. TO APPROVE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE FUND AS DESCRIBED IN THE PROXY STATEMENT:

     [ ]   FOR          [ ]    AGAINST          [ ]    ABSTAIN

6. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FUND:

     [ ]   FOR          [ ]    AGAINST          [ ]    ABSTAIN

NOTE: PLEASE DATE THIS VOTING INSTRUCTION AND SIGN YOUR NAME IN THE EXACT FORM AS IT APPEARS HEREIN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU SIGN AS "TRUSTEE" OR "EMPLOYER," PLEASE GIVE FULL TITLE AS SUCH.


                                         -------------------------------
                                                    Signature

                                         Date:                    , 2000
                                              --------------------

                     THANK YOU FOR YOUR VOTING INSTRUCTIONS.

                        MINNESOTA LIFE INSURANCE COMPANY
                             400 ROBERT STREET NORTH
                            ST. PAUL, MINNESOTA 55101

               VOTING INSTRUCTIONS FOR ADVANTUS SERIES FUND, INC.
                            MACRO-CAP VALUE PORTFOLIO

Minnesota Life Insurance Company ("Minnesota Life") is soliciting these voting instructions from owners of variable life insurance policies and owners of and annuitants under variable annuity contracts issued by Minnesota Life who, by virtue of such policies and contracts, beneficially own shares of the portfolio named above (the "Portfolio"), a series of Advantus Series Fund, Inc. (the "Fund"). These voting instructions are for the Fund's Special Meeting of Shareholders to be held on April 17, 2000, and any adjournment thereof.

Please check in the appropriate boxes below, date this form, and sign it exactly as your name appears below. By signing this form, you acknowledge receipt of the Notice of Special Meeting and Proxy Statement dated March 17, 2000. As legal owner of the shares, Minnesota Life will vote the shares in accordance with these instructions at the Special Meeting or any adjournment thereof.

The undersigned hereby instructs Minnesota Life to vote as indicated below. IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE FOR APPROVAL OF ALL OF THE PROPOSALS. If any other matter properly comes before the Special Meeting, Minnesota Life will vote in accordance with its best judgment.

1.  ELECTION OF DIRECTORS:

    [ ] FOR all nominees listed below (except as marked to the contrary below)
    [ ] WITHHOLD AUTHORITY

    (INSTRUCTION: To withhold authority to vote for any individual nominee, mark the box next to the nominee's name below.)

       [ ] Charles E. Arner     [ ] Ellen S. Berscheid     [ ] Ralph D. Ebbott

                 [ ] Frederick P. Feuerherm       [ ] William N. Westhoff

2. TO APPROVE THE MODIFICATION OR ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICIES LISTED BELOW AS DESCRIBED IN THE PROXY STATEMENT:

     [ ] FOR all changes listed       [ ] AGAINST all changes listed
     [ ] ABSTAIN as to all changes listed
     [ ] Vote on individual changes listed as follows:


        For  Against Abstain
        ---  ------- -------
        [ ]   [ ]   [ ]     A.   Modify policies regarding borrowing and the issuance of senior securities
        [ ]   [ ]   [ ]     B.   Modify policy regarding concentration in a particular industry
        [ ]   [ ]   [ ]     C.   Modify policy regarding investments in real estate
        [ ]   [ ]   [ ]     D.   Modify policy regarding investments in commodities
        [ ]   [ ]   [ ]     E.   Modify policies regarding lending
        [ ]   [ ]   [ ]     F.   Eliminate policy restricting margin purchases and short sales
        [ ]   [ ]   [ ]     G.   Eliminate diversification policies


3. TO APPROVE AN AMENDED INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND ADVANTUS CAPITAL MANAGEMENT, INC., CHANGING THE SCHEDULE OF ADVISORY FEES PAYABLE BY THE PORTFOLIO, DELETING A PROVISION REQUIRING ADVANTUS CAPITAL TO PAY DISTRIBUTION-RELATED EXPENSES OF THE FUND, AND MODIFYING THE AGREEMENT'S AMENDMENT PROVISION, ALL AS DESCRIBED IN THE PROXY STATEMENT:

    [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

4. TO APPROVE A PLAN OF DISTRIBUTION UNDER RULE 12b-1, PURSUANT TO WHICH THE PORTFOLIO WOULD PAY A DISTRIBUTION FEE OF 0.25% OF AVERAGE DAILY NET ASSETS PER ANNUM:

    [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

5. TO APPROVE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE FUND AS DESCRIBED IN THE PROXY STATEMENT:

    [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

6. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FUND:

    [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

NOTE: PLEASE DATE THIS VOTING INSTRUCTION AND SIGN YOUR NAME IN THE EXACT FORM AS IT APPEARS HEREIN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU SIGN AS "TRUSTEE" OR "EMPLOYER," PLEASE GIVE FULL TITLE AS SUCH.


                                   -------------------------------------
                                                 Signature


                                   Date:                          , 2000
                                        --------------------------


                  THANK YOU FOR YOUR VOTING INSTRUCTIONS.

                        MINNESOTA LIFE INSURANCE COMPANY
                             400 ROBERT STREET NORTH
                            ST. PAUL, MINNESOTA 55101

               VOTING INSTRUCTIONS FOR ADVANTUS SERIES FUND, INC.
                     MATURING GOVERNMENT BOND 2002 PORTFOLIO

Minnesota Life Insurance Company ("Minnesota Life") is soliciting these voting instructions from owners of variable life insurance policies and owners of and annuitants under variable annuity contracts issued by Minnesota Life who, by virtue of such policies and contracts, beneficially own shares of the portfolio named above (the "Portfolio"), a series of Advantus Series Fund, Inc. (the "Fund"). These voting instructions are for the Fund's Special Meeting of Shareholders to be held on April 17, 2000, and any adjournment thereof.

Please check in the appropriate boxes below, date this form, and sign it exactly as your name appears below. By signing this form, you acknowledge receipt of the Notice of Special Meeting and Proxy Statement dated March 17, 2000. As legal owner of the shares, Minnesota Life will vote the shares in accordance with these instructions at the Special Meeting or any adjournment thereof.

The undersigned hereby instructs Minnesota Life to vote as indicated below. IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE FOR APPROVAL OF ALL OF THE PROPOSALS. If any other matter properly comes before the Special Meeting, Minnesota Life will vote in accordance with its best judgment.

1.   ELECTION OF DIRECTORS:

     [ ]  FOR all nominees listed below (except as marked to the contrary below)
     [ ]  WITHHOLD AUTHORITY

     (INSTRUCTION: To withhold authority to vote for any individual nominee, mark the box next to the nominee's name below.)

     [ ]   Charles E. Arner   [ ]   Ellen S. Berscheid     [ ]   Ralph D. Ebbott

           [ ]  Frederick P. Feuerherm         [ ]  William N. Westhoff

2. TO APPROVE THE MODIFICATION OR ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICIES LISTED BELOW AS DESCRIBED IN THE PROXY STATEMENT:

     [ ]  FOR all changes listed        [ ]  AGAINST all changes listed

     [ ]  ABSTAIN as to all changes listed

     [ ]  Vote on individual changes listed as follows:

        For   Against Abstain
        ---   ------- -------
        [ ]     [ ]     [ ]    A.   Modify policies regarding borrowing and the issuance of senior securities
        [ ]     [ ]     [ ]    B.   Modify policy regarding concentration in a particular industry
        [ ]     [ ]     [ ]    C.   Modify policy regarding investments in real estate
        [ ]     [ ]     [ ]    D.   Modify policy regarding investments in commodities
        [ ]     [ ]     [ ]    E.   Modify policies regarding lending
        [ ]     [ ]     [ ]    F.   Eliminate policy restricting margin purchases and short sales
        [ ]     [ ]     [ ]    G.   Eliminate diversification policies

3. TO APPROVE AN AMENDED INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND ADVANTUS CAPITAL MANAGEMENT, INC., DELETING A PROVISION REQUIRING ADVANTUS CAPITAL TO PAY DISTRIBUTION-RELATED EXPENSES OF THE FUND AND MODIFYING THE AGREEMENT'S AMENDMENT PROVISION, ALL AS DESCRIBED IN THE PROXY STATEMENT:

     [ ]  FOR         [ ]   AGAINST         [ ]   ABSTAIN

4. TO APPROVE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE FUND AS DESCRIBED IN THE PROXY STATEMENT:

     [ ]  FOR         [ ]   AGAINST         [ ]   ABSTAIN

5. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FUND:

    [ ]  FOR         [ ]   AGAINST         [ ]   ABSTAIN

NOTE: PLEASE DATE THIS VOTING INSTRUCTION AND SIGN YOUR NAME IN THE EXACT FORM AS IT APPEARS HEREIN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU SIGN AS "TRUSTEE" OR "EMPLOYER," PLEASE GIVE FULL TITLE AS SUCH.


                                         ---------------------------------------
                                                      Signature


                                         Date:                            , 2000
                                              ----------------------------

                     THANK YOU FOR YOUR VOTING INSTRUCTIONS.

                        MINNESOTA LIFE INSURANCE COMPANY
                             400 ROBERT STREET NORTH
                            ST. PAUL, MINNESOTA 55101

               VOTING INSTRUCTIONS FOR ADVANTUS SERIES FUND, INC.
                               INDEX 500 PORTFOLIO

Minnesota Life Insurance Company ("Minnesota Life") is soliciting these voting instructions from owners of variable life insurance policies and owners of and annuitants under variable annuity contracts issued by Minnesota Life who, by virtue of such policies and contracts, beneficially own shares of the portfolio named above (the "Portfolio"), a series of Advantus Series Fund, Inc. (the "Fund"). These voting instructions are for the Fund's Special Meeting of Shareholders to be held on April 17, 2000, and any adjournment thereof.

Please check in the appropriate boxes below, date this form, and sign it exactly as your name appears below. By signing this form, you acknowledge receipt of the Notice of Special Meeting and Proxy Statement dated March 17, 2000. As legal owner of the shares, Minnesota Life will vote the shares in accordance with these instructions at the Special Meeting or any adjournment thereof.

The undersigned hereby instructs Minnesota Life to vote as indicated below. IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE FOR APPROVAL OF ALL OF THE PROPOSALS. If any other matter properly comes before the Special Meeting, Minnesota Life will vote in accordance with its best judgment.

1.   ELECTION OF DIRECTORS:

     [ ] FOR all nominees listed below (except as marked to the contrary below)
     [ ] WITHHOLD AUTHORITY

     (INSTRUCTION: To withhold authority to vote for any individual nominee, mark the box next to the nominee's name below.)

     [ ] Charles E. Arner
     [ ] Ellen S. Berscheid
     [ ] Ralph D. Ebbott
     [ ] Frederick P. Feuerherm
     [ ] William N. Westhoff

2. TO APPROVE THE MODIFICATION OR ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICIES LISTED BELOW AS DESCRIBED IN THE PROXY STATEMENT:

     [ ] FOR all changes listed
     [ ] AGAINST all changes listed
     [ ] ABSTAIN as to all changes listed
     [ ] Vote on individual changes listed as follows:



        For    Against  Abstain
        ---    -------  -------

         [ ]     [ ]     [ ]   A.   Modify policies regarding borrowing and the issuance of senior securities
         [ ]     [ ]     [ ]   B.   Modify policy regarding concentration in a particular industry
         [ ]     [ ]     [ ]   C.   Modify policy regarding investments in real estate
         [ ]     [ ]     [ ]   D.   Modify policy regarding investments in commodities
         [ ]     [ ]     [ ]   E.   Modify policies regarding lending
         [ ]     [ ]     [ ]   F.   Eliminate policy restricting margin purchases and short sales
         [ ]     [ ]     [ ]   G.   Eliminate diversification policies



3. TO APPROVE AN AMENDED INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND ADVANTUS CAPITAL MANAGEMENT, INC., CHANGING THE SCHEDULE OF ADVISORY FEES PAYABLE BY THE PORTFOLIO, DELETING A PROVISION REQUIRING ADVANTUS CAPITAL TO PAY DISTRIBUTION-RELATED EXPENSES OF THE FUND, AND MODIFYING THE AGREEMENT'S AMENDMENT PROVISION, ALL AS DESCRIBED IN THE PROXY STATEMENT:

     [ ] FOR          [ ]  AGAINST          [ ]  ABSTAIN

4. TO APPROVE A PLAN OF DISTRIBUTION UNDER RULE 12b-1, PURSUANT TO WHICH THE PORTFOLIO WOULD PAY A DISTRIBUTION FEE OF 0.25% OF AVERAGE DAILY NET ASSETS PER ANNUM:

     [ ] FOR          [ ]  AGAINST          [ ]  ABSTAIN


5. TO APPROVE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE FUND AS DESCRIBED IN THE PROXY STATEMENT:

     [ ] FOR          [ ]  AGAINST          [ ]  ABSTAIN

NOTE: PLEASE DATE THIS VOTING INSTRUCTION AND SIGN YOUR NAME IN THE EXACT FORM AS IT APPEARS HEREIN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU SIGN AS "TRUSTEE" OR "EMPLOYER," PLEASE GIVE FULL TITLE AS SUCH.


                                    -----------------------------------
                                                Signature


                                    Date:                         , 2000
                                         -------------------------

                      THANK YOU FOR YOUR VOTING INSTRUCTIONS.

                        MINNESOTA LIFE INSURANCE COMPANY
                             400 ROBERT STREET NORTH
                            ST. PAUL, MINNESOTA 55101

               VOTING INSTRUCTIONS FOR ADVANTUS SERIES FUND, INC.
                     MATURING GOVERNMENT BOND 2010 PORTFOLIO

Minnesota Life Insurance Company ("Minnesota Life") is soliciting these voting instructions from owners of variable life insurance policies and owners of and annuitants under variable annuity contracts issued by Minnesota Life who, by virtue of such policies and contracts, beneficially own shares of the portfolio named above (the "Portfolio"), a series of Advantus Series Fund, Inc. (the "Fund"). These voting instructions are for the Fund's Special Meeting of Shareholders to be held on April 17, 2000, and any adjournment thereof.

Please check in the appropriate boxes below, date this form, and sign it exactly as your name appears below. By signing this form, you acknowledge receipt of the Notice of Special Meeting and Proxy Statement dated March 17, 2000. As legal owner of the shares, Minnesota Life will vote the shares in accordance with these instructions at the Special Meeting or any adjournment thereof.

The undersigned hereby instructs Minnesota Life to vote as indicated below. IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE FOR APPROVAL OF ALL OF THE PROPOSALS. If any other matter properly comes before the Special Meeting, Minnesota Life will vote in accordance with its best judgment.

1.   ELECTION OF DIRECTORS:

[ ]   FOR all nominees listed below (except as marked to the contrary below)
[ ]   WITHHOLD AUTHORITY

(INSTRUCTION: To withhold authority to vote for any individual nominee, mark the box next to the nominee's name below.)

[ ] Charles E. Arner
[ ] Ellen S. Berscheid
[ ] Ralph D. Ebbott
[ ] Frederick P. Feuerherm
[ ] William N. Westhoff

2. TO APPROVE THE MODIFICATION OR ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICIES LISTED BELOW AS DESCRIBED IN THE PROXY STATEMENT:

[ ]  FOR all changes listed [ ] AGAINST all changes listed
[ ]  ABSTAIN as to all changes listed
[ ]  Vote on individual changes listed as follows:


For  Against  Abstain
---  -------  -------
[ ]   [ ]     [ ]     A.  Modify policies regarding borrowing and the issuance of senior securities
[ ]   [ ]     [ ]     B.  Modify policy regarding concentration in a particular industry
[ ]   [ ]     [ ]     C.  Modify policy regarding investments in real estate
[ ]   [ ]     [ ]     D.  Modify policy regarding investments in commodities
[ ]   [ ]     [ ]     E.  Modify policies regarding lending
[ ]   [ ]     [ ]     F.  Eliminate policy restricting margin purchases and short sales
[ ]   [ ]     [ ]     G.  Eliminate diversification policies


3. TO APPROVE AN AMENDED INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND ADVANTUS CAPITAL MANAGEMENT, INC., DELETING A PROVISION REQUIRING ADVANTUS CAPITAL TO PAY DISTRIBUTION-RELATED EXPENSES OF THE FUND AND MODIFYING THE AGREEMENT'S AMENDMENT PROVISION, ALL AS DESCRIBED IN THE PROXY STATEMENT:

     [ ]   FOR         [ ]    AGAINST          [ ]    ABSTAIN



4. TO APPROVE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE FUND AS DESCRIBED IN THE PROXY STATEMENT:

     [ ]   FOR          [ ]    AGAINST          [ ]    ABSTAIN

5. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FUND:

     [ ]   FOR          [ ]    AGAINST          [ ]    ABSTAIN


NOTE: PLEASE DATE THIS VOTING INSTRUCTION AND SIGN YOUR NAME IN THE EXACT FORM AS IT APPEARS HEREIN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU SIGN AS "TRUSTEE" OR "EMPLOYER," PLEASE GIVE FULL TITLE AS SUCH.






                         --------------------------------------
                                    Signature

                         Date:                                 , 2000
                              ---------------------------------


                                 THANK YOU FOR YOUR VOTING INSTRUCTIONS.

                        MINNESOTA LIFE INSURANCE COMPANY
                             400 ROBERT STREET NORTH
                            ST. PAUL, MINNESOTA 55101

               VOTING INSTRUCTIONS FOR ADVANTUS SERIES FUND, INC.
                           MICRO-CAP GROWTH PORTFOLIO

Minnesota Life Insurance Company ("Minnesota Life") is soliciting these voting instructions from owners of variable life insurance policies and owners of and annuitants under variable annuity contracts issued by Minnesota Life who, by virtue of such policies and contracts, beneficially own shares of the portfolio named above (the "Portfolio"), a series of Advantus Series Fund, Inc. (the "Fund"). These voting instructions are for the Fund's Special Meeting of Shareholders to be held on April 17, 2000, and any adjournment thereof.

Please check in the appropriate boxes below, date this form, and sign it exactly as your name appears below. By signing this form, you acknowledge receipt of the Notice of Special Meeting and Proxy Statement dated March 17, 2000. As legal owner of the shares, Minnesota Life will vote the shares in accordance with these instructions at the Special Meeting or any adjournment thereof.

The undersigned hereby instructs Minnesota Life to vote as indicated below. IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE FOR APPROVAL OF ALL OF THE PROPOSALS. If any other matter properly comes before the Special Meeting, Minnesota Life will vote in accordance with its best judgment.

1.   ELECTION OF DIRECTORS:

     [ ] FOR all nominees listed below (except as marked to the contrary below)
     [ ] WITHHOLD AUTHORITY

     (INSTRUCTION: To withhold authority to vote for any individual nominee, mark the box next to the nominee's name below.)

     [ ] Charles E. Arner
     [ ] Ellen S. Berscheid
     [ ] Ralph D. Ebbott
     [ ] Frederick P. Feuerherm
     [ ] William N. Westhoff

2. TO APPROVE THE MODIFICATION OR ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICIES LISTED BELOW AS DESCRIBED IN THE PROXY STATEMENT:

     [ ] FOR all changes listed
     [ ] AGAINST all changes listed
     [ ] ABSTAIN as to all changes listed
     [ ] Vote on individual changes listed as follows:


         For   Against  Abstain
         ---   -------- -------
         [ ]     [ ]      [ ]   A.   Modify policies regarding borrowing and the issuance of senior securities
         [ ]     [ ]      [ ]   B.   Modify policy regarding concentration in a particular industry
         [ ]     [ ]      [ ]   C.   Modify policy regarding investments in real estate
         [ ]     [ ]      [ ]   D.   Modify policy regarding investments in commodities
         [ ]     [ ]      [ ]   E.   Modify policies regarding lending
         [ ]     [ ]      [ ]   F.   Eliminate policy restricting margin purchases and short sales
         [ ]     [ ]      [ ]   G.   Eliminate diversification policies



3. TO APPROVE AN AMENDED INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND ADVANTUS CAPITAL MANAGEMENT, INC., CHANGING THE SCHEDULE OF ADVISORY FEES PAYABLE BY THE PORTFOLIO, DELETING A PROVISION REQUIRING ADVANTUS CAPITAL TO PAY DISTRIBUTION-RELATED EXPENSES OF THE FUND, AND MODIFYING THE AGREEMENT'S AMENDMENT PROVISION, ALL AS DESCRIBED IN THE PROXY STATEMENT:

     [ ] FOR          [ ]  AGAINST          [ ]  ABSTAIN

4. TO APPROVE A PLAN OF DISTRIBUTION UNDER RULE 12b-1, PURSUANT TO WHICH THE PORTFOLIO WOULD PAY A DISTRIBUTION FEE OF 0.25% OF AVERAGE DAILY NET ASSETS PER ANNUM:

     [ ] FOR          [ ]  AGAINST          [ ]  ABSTAIN

5. TO APPROVE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE FUND AS DESCRIBED IN THE PROXY STATEMENT:

     [ ] FOR          [ ]  AGAINST          [ ]  ABSTAIN

6. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FUND:

     [ ] FOR          [ ]  AGAINST          [ ]  ABSTAIN

NOTE: PLEASE DATE THIS VOTING INSTRUCTION AND SIGN YOUR NAME IN THE EXACT FORM AS IT APPEARS HEREIN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU SIGN AS "TRUSTEE" OR "EMPLOYER," PLEASE GIVE FULL TITLE AS SUCH.


                                      ------------------------------------
                                                     Signature


                                      Date:                         , 2000
                                           -------------------------

                        THANK YOU FOR YOUR VOTING INSTRUCTIONS.

                        MINNESOTA LIFE INSURANCE COMPANY
                             400 ROBERT STREET NORTH
                            ST. PAUL, MINNESOTA 55101

               VOTING INSTRUCTIONS FOR ADVANTUS SERIES FUND, INC.
                             MONEY MARKET PORTFOLIO

Minnesota Life Insurance Company ("Minnesota Life") is soliciting these voting instructions from owners of variable life insurance policies and owners of and annuitants under variable annuity contracts issued by Minnesota Life who, by virtue of such policies and contracts, beneficially own shares of the portfolio named above (the "Portfolio"), a series of Advantus Series Fund, Inc. (the "Fund"). These voting instructions are for the Fund's Special Meeting of Shareholders to be held on April 17, 2000, and any adjournment thereof.

Please check in the appropriate boxes below, date this form, and sign it exactly as your name appears below. By signing this form, you acknowledge receipt of the Notice of Special Meeting and Proxy Statement dated March 17, 2000. As legal owner of the shares, Minnesota Life will vote the shares in accordance with these instructions at the Special Meeting or any adjournment thereof.

The undersigned hereby instructs Minnesota Life to vote as indicated below. IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE FOR APPROVAL OF ALL OF THE PROPOSALS. If any other matter properly comes before the Special Meeting, Minnesota Life will vote in accordance with its best judgment.

1.   ELECTION OF DIRECTORS:

     [ ]  FOR all nominees listed below (except as marked to the contrary below)

     [ ]  WITHHOLD AUTHORITY

  (INSTRUCTION: To withhold authority to vote for any individual nominee, mark the box next to the nominee's name below.)

   [ ]  Charles E. Arner    [ ]   Ellen S. Berscheid     [ ]    Ralph D. Ebbott

             [ ]   Frederick P. Feuerherm        [ ]   William N. Westhoff

2. TO APPROVE THE MODIFICATION OR ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICIES LISTED BELOW AS DESCRIBED IN THE PROXY STATEMENT:

     [ ]   FOR all changes listed         [ ]   AGAINST all changes listed

     [ ]   ABSTAIN as to all changes listed

     [ ]   Vote on individual changes listed as follows:

         For   Against    Abstain
         ---   -------    -------
         [ ]       [ ]       [ ]     A.   Modify policies regarding borrowing and the issuance of senior securities
         [ ]       [ ]       [ ]     B.   Modify policy regarding concentration in a particular industry
         [ ]       [ ]       [ ]     C.   Modify policy regarding investments in real estate
         [ ]       [ ]       [ ]     D.   Modify policy regarding investments in commodities
         [ ]       [ ]       [ ]     E.   Modify policies regarding lending
         [ ]       [ ]       [ ]     F.   Eliminate policy restricting margin purchases and short sales
         [ ]       [ ]       [ ]     G.   Eliminate diversification policies

3. TO APPROVE AN AMENDED INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND ADVANTUS CAPITAL MANAGEMENT, INC., CHANGING THE SCHEDULE OF ADVISORY FEES PAYABLE BY THE PORTFOLIO, DELETING A PROVISION REQUIRING ADVANTUS CAPITAL TO PAY DISTRIBUTION-RELATED EXPENSES OF THE FUND, AND MODIFYING THE AGREEMENT'S AMENDMENT PROVISION, ALL AS DESCRIBED IN THE PROXY STATEMENT:

     [ ]   FOR          [ ]    AGAINST          [ ]    ABSTAIN

4. TO APPROVE A PLAN OF DISTRIBUTION UNDER RULE 12b-1, PURSUANT TO WHICH THE PORTFOLIO WOULD PAY A DISTRIBUTION FEE OF 0.25% OF AVERAGE DAILY NET ASSETS PER ANNUM:

     [ ]   FOR          [ ]    AGAINST          [ ]    ABSTAIN

5. TO APPROVE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE FUND AS DESCRIBED IN THE PROXY STATEMENT:

     [ ]   FOR          [ ]    AGAINST          [ ]    ABSTAIN

6. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FUND:

     [ ]   FOR          [ ]    AGAINST          [ ]    ABSTAIN

NOTE: PLEASE DATE THIS VOTING INSTRUCTION AND SIGN YOUR NAME IN THE EXACT FORM AS IT APPEARS HEREIN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU SIGN AS "TRUSTEE" OR "EMPLOYER," PLEASE GIVE FULL TITLE AS SUCH.


                                          ----------------------------------
                                                      Signature


                                          Date:                       , 2000
                                               -----------------------

                     THANK YOU FOR YOUR VOTING INSTRUCTIONS.

                        MINNESOTA LIFE INSURANCE COMPANY
                             400 ROBERT STREET NORTH
                            ST. PAUL, MINNESOTA 55101

               VOTING INSTRUCTIONS FOR ADVANTUS SERIES FUND, INC.
                          MORTGAGE SECURITIES PORTFOLIO

Minnesota Life Insurance Company ("Minnesota Life") is soliciting these voting instructions from owners of variable life insurance policies and owners of and annuitants under variable annuity contracts issued by Minnesota Life who, by virtue of such policies and contracts, beneficially own shares of the portfolio named above (the "Portfolio"), a series of Advantus Series Fund, Inc. (the "Fund"). These voting instructions are for the Fund's Special Meeting of Shareholders to be held on April 17, 2000, and any adjournment thereof.

Please check in the appropriate boxes below, date this form, and sign it exactly as your name appears below. By signing this form, you acknowledge receipt of the Notice of Special Meeting and Proxy Statement dated March 17, 2000. As legal owner of the shares, Minnesota Life will vote the shares in accordance with these instructions at the Special Meeting or any adjournment thereof.

The undersigned hereby instructs Minnesota Life to vote as indicated below. IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE FOR APPROVAL OF ALL OF THE PROPOSALS. If any other matter properly comes before the Special Meeting, Minnesota Life will vote in accordance with its best judgment.

1.   ELECTION OF DIRECTORS:

     [ ] FOR all nominees listed below (except as marked to the contrary below)
     [ ] WITHHOLD AUTHORITY

     (INSTRUCTION: To withhold authority to vote for any individual nominee, mark the box next to the nominee's name below.)

     [ ] Charles E. Arner [ ] Ellen S. Berscheid [ ] Ralph D. Ebbott

     [ ] Frederick P. Feuerherm [ ] William N. Westhoff

2. TO APPROVE THE MODIFICATION OR ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICIES LISTED BELOW AS DESCRIBED IN THE PROXY STATEMENT:

     [ ] FOR all changes listed
     [ ] AGAINST all changes listed
     [ ] ABSTAIN as to all changes listed
     [ ] Vote on individual changes listed as follows:


        For   Against Abstain
        ---   ------- -------

        [ ]      [ ]     [ ]   A.   Modify policies regarding borrowing and the issuance of senior securities
        [ ]      [ ]     [ ]   B.   Modify policy regarding concentration in a particular industry
        [ ]      [ ]     [ ]   C.   Modify policy regarding investments in real estate
        [ ]      [ ]     [ ]   D.   Modify policy regarding investments in commodities
        [ ]      [ ]     [ ]   E.   Modify policies regarding lending
        [ ]      [ ]     [ ]   F.   Eliminate policy restricting margin purchases and short sales
        [ ]      [ ]     [ ]   G.   Eliminate diversification policies


3. TO APPROVE AN AMENDED INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND ADVANTUS CAPITAL MANAGEMENT, INC., CHANGING THE SCHEDULE OF ADVISORY FEES PAYABLE BY THE PORTFOLIO, DELETING A PROVISION REQUIRING ADVANTUS CAPITAL TO PAY DISTRIBUTION-RELATED EXPENSES OF THE FUND, AND MODIFYING THE AGREEMENT'S AMENDMENT PROVISION, ALL AS DESCRIBED IN THE PROXY STATEMENT:

     [ ]   FOR          [ ]    AGAINST          [ ]    ABSTAIN



4. TO APPROVE A PLAN OF DISTRIBUTION UNDER RULE 12b-1, PURSUANT TO WHICH THE PORTFOLIO WOULD PAY A DISTRIBUTION FEE OF 0.25% OF AVERAGE DAILY NET ASSETS PER ANNUM:

     [ ]   FOR          [ ]    AGAINST          [ ]    ABSTAIN

5. TO APPROVE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE FUND AS DESCRIBED IN THE PROXY STATEMENT:

     [ ]   FOR          [ ]    AGAINST          [ ]    ABSTAIN

6. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FUND:

     [ ]   FOR          [ ]    AGAINST          [ ]    ABSTAIN

NOTE: PLEASE DATE THIS VOTING INSTRUCTION AND SIGN YOUR NAME IN THE EXACT FORM AS IT APPEARS HEREIN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU SIGN AS "TRUSTEE" OR "EMPLOYER," PLEASE GIVE FULL TITLE AS SUCH.


                                             -------------------------------
                                                      Signature


                                             Date:                    , 2000
                                                  --------------------

                     THANK YOU FOR YOUR VOTING INSTRUCTIONS.

                        MINNESOTA LIFE INSURANCE COMPANY
                             400 ROBERT STREET NORTH
                            ST. PAUL, MINNESOTA 55101

               VOTING INSTRUCTIONS FOR ADVANTUS SERIES FUND, INC.
                        REAL ESTATE SECURITIES PORTFOLIO

Minnesota Life Insurance Company ("Minnesota Life") is soliciting these voting instructions from owners of variable life insurance policies and owners of and annuitants under variable annuity contracts issued by Minnesota Life who, by virtue of such policies and contracts, beneficially own shares of the portfolio named above (the "Portfolio"), a series of Advantus Series Fund, Inc. (the "Fund"). These voting instructions are for the Fund's Special Meeting of Shareholders to be held on April 17, 2000, and any adjournment thereof.

Please check in the appropriate boxes below, date this form, and sign it exactly as your name appears below. By signing this form, you acknowledge receipt of the Notice of Special Meeting and Proxy Statement dated March 17, 2000. As legal owner of the shares, Minnesota Life will vote the shares in accordance with these instructions at the Special Meeting or any adjournment thereof.

The undersigned hereby instructs Minnesota Life to vote as indicated below. IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE FOR APPROVAL OF ALL OF THE PROPOSALS. If any other matter properly comes before the Special Meeting, Minnesota Life will vote in accordance with its best judgment.

1.   ELECTION OF DIRECTORS:

     [ ] FOR all nominees listed below (except as marked to the contrary below)
     [ ] WITHHOLD AUTHORITY

     (INSTRUCTION: To withhold authority to vote for any individual nominee, mark the box next to the nominee's name below.)

     [ ] Charles E. Arner
     [ ] Ellen S. Berscheid
     [ ] Ralph D. Ebbott
     [ ] Frederick P. Feuerherm
     [ ] William N. Westhoff

2. TO APPROVE THE MODIFICATION OR ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICIES LISTED BELOW AS DESCRIBED IN THE PROXY STATEMENT:

     [ ] FOR all changes listed
     [ ] AGAINST all changes listed
     [ ] ABSTAIN as to all changes listed
     [ ] Vote on individual changes listed as follows:



        For   Against  Abstain
        ---   -------  -------
         [ ]     [ ]     [ ]   A.   Modify policies regarding borrowing and the issuance of senior securities
         [ ]     [ ]     [ ]   B.   Modify policy regarding concentration in a particular industry
         [ ]     [ ]     [ ]   C.   Modify policy regarding investments in real estate
         [ ]     [ ]     [ ]   D.   Modify policy regarding investments in commodities
         [ ]     [ ]     [ ]   E.   Modify policies regarding lending
         [ ]     [ ]     [ ]   F.   Eliminate policy restricting margin purchases and short sales
         [ ]     [ ]     [ ]   G.   Eliminate diversification policies



3. TO APPROVE AN AMENDED INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND ADVANTUS CAPITAL MANAGEMENT, INC., CHANGING THE SCHEDULE OF ADVISORY FEES PAYABLE BY THE PORTFOLIO, DELETING A PROVISION REQUIRING ADVANTUS CAPITAL TO PAY DISTRIBUTION-RELATED EXPENSES OF THE FUND, AND MODIFYING THE AGREEMENT'S AMENDMENT PROVISION, ALL AS DESCRIBED IN THE PROXY STATEMENT:

     [ ] FOR          [ ]  AGAINST          [ ]  ABSTAIN

4. TO APPROVE A PLAN OF DISTRIBUTION UNDER RULE 12b-1, PURSUANT TO WHICH THE PORTFOLIO WOULD PAY A DISTRIBUTION FEE OF 0.25% OF AVERAGE DAILY NET ASSETS PER ANNUM:

     [ ] FOR          [ ]  AGAINST          [ ]  ABSTAIN

5. TO APPROVE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE FUND AS DESCRIBED IN THE PROXY STATEMENT:

     [ ] FOR          [ ]  AGAINST          [ ]  ABSTAIN

6. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FUND:

     [ ] FOR          [ ]  AGAINST          [ ]  ABSTAIN

NOTE: PLEASE DATE THIS VOTING INSTRUCTION AND SIGN YOUR NAME IN THE EXACT FORM AS IT APPEARS HEREIN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU SIGN AS "TRUSTEE" OR "EMPLOYER," PLEASE GIVE FULL TITLE AS SUCH.


                                  -------------------------------
                                             Signature


                                  Date:                     , 2000
                                       ---------------------

                    THANK YOU FOR YOUR VOTING INSTRUCTIONS.

                        MINNESOTA LIFE INSURANCE COMPANY
                             400 ROBERT STREET NORTH
                            ST. PAUL, MINNESOTA 55101

               VOTING INSTRUCTIONS FOR ADVANTUS SERIES FUND, INC.
                         SMALL COMPANY GROWTH PORTFOLIO

Minnesota Life Insurance Company ("Minnesota Life") is soliciting these voting instructions from owners of variable life insurance policies and owners of and annuitants under variable annuity contracts issued by Minnesota Life who, by virtue of such policies and contracts, beneficially own shares of the portfolio named above (the "Portfolio"), a series of Advantus Series Fund, Inc. (the "Fund"). These voting instructions are for the Fund's Special Meeting of Shareholders to be held on April 17, 2000, and any adjournment thereof.

Please check in the appropriate boxes below, date this form, and sign it exactly as your name appears below. By signing this form, you acknowledge receipt of the Notice of Special Meeting and Proxy Statement dated March 17, 2000. As legal owner of the shares, Minnesota Life will vote the shares in accordance with these instructions at the Special Meeting or any adjournment thereof.

The undersigned hereby instructs Minnesota Life to vote as indicated below. IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE FOR APPROVAL OF ALL OF THE PROPOSALS. If any other matter properly comes before the Special Meeting, Minnesota Life will vote in accordance with its best judgment.

1.   ELECTION OF DIRECTORS:

     [ ]  FOR all nominees listed below (except as marked to the contrary below)
     [ ]  WITHHOLD AUTHORITY

  (INSTRUCTION: To withhold authority to vote for any individual nominee, mark the box next to the nominee's name below.)

     [ ]  Charles E. Arner      [ ]  Ellen S. Berscheid     [ ]  Ralph D. Ebbott

             [ ]  Frederick P. Feuerherm          [ ]  William N. Westhoff

2. TO APPROVE THE MODIFICATION OR ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICIES LISTED BELOW AS DESCRIBED IN THE PROXY STATEMENT:

     [ ]  FOR all changes listed
     [ ]  AGAINST all changes listed
     [ ]  ABSTAIN as to all changes listed
     [ ]  Vote on individual changes listed as follows:

        For   Against Abstain
        ---   ------- -------
        [ ]     [ ]     [ ]   A.   Modify policies regarding borrowing and the issuance of senior securities
        [ ]     [ ]     [ ]   B.   Modify policy regarding concentration in a particular industry
        [ ]     [ ]     [ ]   C.   Modify policy regarding investments in real estate
        [ ]     [ ]     [ ]   D.   Modify policy regarding investments in commodities
        [ ]     [ ]     [ ]   E.   Modify policies regarding lending
        [ ]     [ ]     [ ]   F.   Eliminate policy restricting margin purchases and short sales
        [ ]     [ ]     [ ]   G.   Eliminate diversification policies

3. TO APPROVE AN AMENDED INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND ADVANTUS CAPITAL MANAGEMENT, INC., CHANGING THE SCHEDULE OF ADVISORY FEES PAYABLE BY THE PORTFOLIO, DELETING A PROVISION REQUIRING ADVANTUS CAPITAL TO PAY DISTRIBUTION-RELATED EXPENSES OF THE FUND, AND MODIFYING THE AGREEMENT'S AMENDMENT PROVISION, ALL AS DESCRIBED IN THE PROXY STATEMENT:

     [ ]  FOR        [ ]   AGAINST        [ ]   ABSTAIN

4. TO APPROVE A PLAN OF DISTRIBUTION UNDER RULE 12b-1, PURSUANT TO WHICH THE PORTFOLIO WOULD PAY A DISTRIBUTION FEE OF 0.25% OF AVERAGE DAILY NET ASSETS PER ANNUM:

     [ ]  FOR        [ ]   AGAINST        [ ]   ABSTAIN

5. TO APPROVE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE FUND AS DESCRIBED IN THE PROXY STATEMENT:

    []  FOR        []   AGAINST         []   ABSTAIN

6. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE
   FUND:

    []  FOR        []   AGAINST         []   ABSTAIN

NOTE: PLEASE DATE THIS VOTING INSTRUCTION AND SIGN YOUR NAME IN THE EXACT FORM AS IT APPEARS HEREIN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU SIGN AS "TRUSTEE" OR "EMPLOYER," PLEASE GIVE FULL TITLE AS SUCH.



                                       -----------------------------------------
                                                      Signature


                                       Date:                        , 2000
                                             -----------------------


                     THANK YOU FOR YOUR VOTING INSTRUCTIONS.

                        MINNESOTA LIFE INSURANCE COMPANY
                             400 ROBERT STREET NORTH
                            ST. PAUL, MINNESOTA 55101

               VOTING INSTRUCTIONS FOR ADVANTUS SERIES FUND, INC.
                          SMALL COMPANY VALUE PORTFOLIO

Minnesota Life Insurance Company ("Minnesota Life") is soliciting these voting instructions from owners of variable life insurance policies and owners of and annuitants under variable annuity contracts issued by Minnesota Life who, by virtue of such policies and contracts, beneficially own shares of the portfolio named above (the "Portfolio"), a series of Advantus Series Fund, Inc. (the "Fund"). These voting instructions are for the Fund's Special Meeting of Shareholders to be held on April 17, 2000, and any adjournment thereof.

Please check in the appropriate boxes below, date this form, and sign it exactly as your name appears below. By signing this form, you acknowledge receipt of the Notice of Special Meeting and Proxy Statement dated March 17, 2000. As legal owner of the shares, Minnesota Life will vote the shares in accordance with these instructions at the Special Meeting or any adjournment thereof.

The undersigned hereby instructs Minnesota Life to vote as indicated below. IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE FOR APPROVAL OF ALL OF THE PROPOSALS. If any other matter properly comes before the Special Meeting, Minnesota Life will vote in accordance with its best judgment.

1.   ELECTION OF DIRECTORS:

     []  FOR all nominees listed below                    []  WITHHOLD AUTHORITY
         (except as marked to the contrary below)

     (INSTRUCTION: To withhold authority to vote for any individual nominee, mark the box next to the nominee's name below.)

        [] Charles E. Arner       [] Ellen S. Berscheid       [] Ralph D. Ebbott

             []   Frederick P. Feuerherm          []   William N. Westhoff

2. TO APPROVE THE MODIFICATION OR ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICIES LISTED BELOW AS DESCRIBED IN THE PROXY STATEMENT:

     []   FOR all changes listed    []   AGAINST all changes listed   []   ABSTAIN as to all changes listed

     []   Vote on individual changes listed as follows:

        For  Against  Abstain
        ---  -------  -------
        []      []      []         A.   Modify policies regarding borrowing and the issuance of senior securities
        []      []      []         B.   Modify policy regarding concentration in a particular industry
        []      []      []         C.   Modify policy regarding investments in real estate
        []      []      []         D.   Modify policy regarding investments in commodities
        []      []      []         E.   Modify policies regarding lending
        []      []      []         F.   Eliminate policy restricting margin purchases and short sales
        []      []      []         G.   Eliminate diversification policies

3. TO APPROVE AN AMENDED INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND ADVANTUS CAPITAL MANAGEMENT, INC., CHANGING THE SCHEDULE OF ADVISORY FEES PAYABLE BY THE PORTFOLIO, DELETING A PROVISION REQUIRING ADVANTUS CAPITAL TO PAY DISTRIBUTION-RELATED EXPENSES OF THE FUND, AND MODIFYING THE AGREEMENT'S AMENDMENT PROVISION, ALL AS DESCRIBED IN THE PROXY STATEMENT:

     []   FOR          []    AGAINST          []    ABSTAIN


4. TO APPROVE A PLAN OF DISTRIBUTION UNDER RULE 12b-1, PURSUANT TO WHICH THE PORTFOLIO WOULD PAY A DISTRIBUTION FEE OF 0.25% OF AVERAGE DAILY NET ASSETS PER ANNUM:

     []   FOR          []    AGAINST          []    ABSTAIN

5. TO APPROVE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE FUND AS DESCRIBED IN THE PROXY STATEMENT:

     []   FOR          []    AGAINST          []    ABSTAIN

6. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE
   FUND:

     []   FOR          []    AGAINST          []    ABSTAIN

NOTE: PLEASE DATE THIS VOTING INSTRUCTION AND SIGN YOUR NAME IN THE EXACT FORM AS IT APPEARS HEREIN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU SIGN AS "TRUSTEE" OR "EMPLOYER," PLEASE GIVE FULL TITLE AS SUCH.


                                                  ------------------------------
                                                          Signature


                                                  Date:                   , 2000
                                                       -------------------

                     THANK YOU FOR YOUR VOTING INSTRUCTIONS.

                        MINNESOTA LIFE INSURANCE COMPANY
                             400 ROBERT STREET NORTH
                            ST. PAUL, MINNESOTA 55101

               VOTING INSTRUCTIONS FOR ADVANTUS SERIES FUND, INC.
                              VALUE STOCK PORTFOLIO

Minnesota Life Insurance Company ("Minnesota Life") is soliciting these voting instructions from owners of variable life insurance policies and owners of and annuitants under variable annuity contracts issued by Minnesota Life who, by virtue of such policies and contracts, beneficially own shares of the portfolio named above (the "Portfolio"), a series of Advantus Series Fund, Inc. (the "Fund"). These voting instructions are for the Fund's Special Meeting of Shareholders to be held on April 17, 2000, and any adjournment thereof.

Please check in the appropriate boxes below, date this form, and sign it exactly as your name appears below. By signing this form, you acknowledge receipt of the Notice of Special Meeting and Proxy Statement dated March 17, 2000. As legal owner of the shares, Minnesota Life will vote the shares in accordance with these instructions at the Special Meeting or any adjournment thereof.

The undersigned hereby instructs Minnesota Life to vote as indicated below. IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE FOR APPROVAL OF ALL OF THE PROPOSALS. If any other matter properly comes before the Special Meeting, Minnesota Life will vote in accordance with its best judgment.

1.   ELECTION OF DIRECTORS:


  []   FOR all nominees listed below              []   WITHHOLD AUTHORITY
      (except as marked to the contrary below)

     (INSTRUCTION: To withhold authority to vote for any individual nominee, mark the box next to the nominee's name below.)

  []   Charles E. Arner      []   Ellen S. Berscheid        []   Ralph D. Ebbott

         []   Frederick P. Feuerherm          []   William N. Westhoff

2. TO APPROVE THE MODIFICATION OR ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICIES LISTED BELOW AS DESCRIBED IN THE PROXY STATEMENT:


     []   FOR all changes listed         []   AGAINST all changes listed          []   ABSTAIN as to all changes listed

     []   Vote on individual changes listed as follows:


         For   Against Abstain
         ---   ------- -------
         []      []      []    A.   Modify policies regarding borrowing and the issuance of senior securities
         []      []      []    B.   Modify policy regarding concentration in a particular industry
         []      []      []    C.   Modify policy regarding investments in real estate
         []      []      []    D.   Modify policy regarding investments in commodities
         []      []      []    E.   Modify policies regarding lending
         []      []      []    F.   Eliminate policy restricting margin purchases and short sales
         []      []      []    G.   Eliminate diversification policies

3. TO APPROVE AN AMENDED INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND ADVANTUS CAPITAL MANAGEMENT, INC., CHANGING THE SCHEDULE OF ADVISORY FEES PAYABLE BY THE PORTFOLIO, DELETING A PROVISION REQUIRING ADVANTUS CAPITAL TO PAY DISTRIBUTION-RELATED EXPENSES OF THE FUND, AND MODIFYING THE AGREEMENT'S AMENDMENT PROVISION, ALL AS DESCRIBED IN THE PROXY STATEMENT:

     []   FOR          []    AGAINST          []    ABSTAIN

4. TO APPROVE A PLAN OF DISTRIBUTION UNDER RULE 12b-1, PURSUANT TO WHICH THE PORTFOLIO WOULD PAY A DISTRIBUTION FEE OF 0.25% OF AVERAGE DAILY NET ASSETS PER ANNUM:

     []   FOR          []    AGAINST          []    ABSTAIN

5. TO APPROVE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE FUND AS DESCRIBED IN THE PROXY STATEMENT:

     []   FOR          []    AGAINST          []    ABSTAIN

6. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FUND:

     []   FOR          []    AGAINST          []    ABSTAIN

NOTE: PLEASE DATE THIS VOTING INSTRUCTION AND SIGN YOUR NAME IN THE EXACT FORM AS IT APPEARS HEREIN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU SIGN AS "TRUSTEE" OR "EMPLOYER," PLEASE GIVE FULL TITLE AS SUCH.



                                          --------------------------------------
                                                        Signature


                                          Date:                          , 2000
                                               --------------------------


                     THANK YOU FOR YOUR VOTING INSTRUCTIONS.